UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06247

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	11-30

Date of reporting period:	11-30-2017

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

November 30, 2017

Emerging Markets Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Upbeat Earnings, Economic Data Sparked Strong Gains for Global Stocks

Throughout the world, improving economic activity, healthy corporate earnings growth, and supportive central bank policies helped fuel robust double-digit gains for global stocks. The rally began early in the period, largely in response to the economic-growth implications of Donald Trump’s presidential election victory, and it forged ahead with few interruptions through November 2017. The 12-month period included several potential sources of financial market disruption, including acts of terrorism, North Korean saber-rattling, and an active and destructive hurricane season. Yet any resulting volatility was short-lived, as investors remained focused on positive economic and earnings news. Furthermore, in the U.S., the prospect for pro-growth tax reform propelled major stock indices to several record-high levels.

Among the developed markets, equity performance was notably strong in Europe, where solid corporate profits, improving economic growth rates, declining unemployment, and perceived market-friendly election results in France and Germany supported gains. In addition, the European Central Bank continued to provide stimulus support in the wake of persistently low inflation, which also helped stocks advance. Returns for emerging markets stocks were even stronger, bolstered by improving global and local economic and business fundamentals and rising oil prices.

The broad “risk-on” sentiment also extended to the global fixed-income market, where emerging markets bonds and high-yield corporate bonds were top performers. These securities satisfied investor demand for yield as interest rates remained relatively low throughout the world.

With global growth synchronizing and strengthening and central banks pursuing varying degrees of policy normalization, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWMIX	40.46%	7.76%	0.89%	—	9/30/97
MSCI Emerging Markets Index	—	32.82%	4.61%	1.36%	—	—
I Class	AMKIX	40.86%	7.99%	1.09%	—	1/28/99
Y Class	AEYMX	—	—	—	26.05%	4/10/17
A Class	AEMMX					5/12/99
No sales charge		40.16%	7.52%	0.66%	—
With sales charge		32.16%	6.26%	0.06%	—
C Class	ACECX	39.06%	6.72%	-0.10%	—	12/18/01
R Class	AEMRX	39.74%	7.22%	0.39%	—	9/28/07
R5 Class	AEGMX	—	—	—	25.97%	4/10/17
R6 Class	AEDMX	40.98%	—	—	9.57%	7/26/13

Average annual returns since inception are presented when ten years of performance history is not available. Fund returns would have been lower if a portion of the fees had not been waived. Prior to April 10, 2017, the
I Class was referred to as the Institutional Class. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2017
Investor Class — $10,928

MSCI Emerging Markets Index — $11,447

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.64%	1.44%	1.29%	1.89%	2.64%	2.14%	1.44%	1.29%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Patricia Ribeiro and Sherwin Soo

In June 2017, portfolio manager Anthony Han left the fund's management team.

Performance Summary

Emerging Markets gained 40.46%* for the 12 months ended November 30, 2017. The portfolio’s benchmark, the MSCI Emerging Markets Index, gained 32.82% for the same period.

The fund outperformed its benchmark during the period, primarily due to positive stock selection in the information technology and consumer discretionary sectors. Conversely, investments in the energy and real estate sectors limited relative gains. Regionally, stock selection in China lifted relative performance, while negative stock selection in Brazil hindered results.

Information Technology Holdings Contributed

Leading sector contribution came primarily from the information technology sector, where standout performers included optical components manufacturer Sunny Optical Technology Group, electronic components maker AAC Technologies Holdings, and IT services company Vakrangee.

Sunny Optical Technology Group benefited from better-than-expected first-half 2017 earnings-per-share growth driven by shipments of camera modules, handset lenses, and automobile lenses. Management raised guidance for growth, particularly with the solid outlook from China smartphone manufacturers. AAC Technologies Holdings also posted solid gains. The company’s management team maintained its full-year guidance and positive outlook for the second half of 2017. In addition, new growth drivers (handset lens) led analysts to upgrade the stock. We believe AAC Technologies’ current business continues to have upside. The company is a leading beneficiary of an acoustics upgrade trend. Strong contributors also included Vakrangee, which started as an e-governance player doing systems integration and providing end-to-end services for various e-governance projects. The company then leveraged this into a role as a business correspondence player providing financial services, e-commerce, and logistics. It aims to expand its network of small outlets (Kendras) in rural and urban areas with the goal of providing last-mile retail touch points for products and services to the unserved and underserved regions of India. Vakrangee’s revenue growth continues to accelerate, supported by the central government’s emphasis on financial inclusion and the addition of new e-commerce, insurance, and other sellers on the network on a regular basis.

The fund’s outperformance in the consumer discretionary sector was driven primarily by K-12 after-school tutoring services provider TAL Education Group and hotel group China Lodging Group. TAL Education Group, a China-based company focusing on premium high-achieving students, continued to benefit from a rapidly growing market for K-12 education in China. Other positives for the stock include its increased course offerings, expansion into more cities, and new services. China Lodging reported stronger-than-expected quarterly sales and margins growth. Visibility into future sales and earnings has led to upward revisions of consensus estimates. The market continues to improve, helping overall room rates.

* All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Investments in the Energy Sector Detracted

Areas of relative weakness included the energy sector. Tullow Oil, a multinational oil and gas company, continued to deleverage its balance sheet. However, we sold the stock on our belief that it has limited upside due to risks associated with its Ghana assets and its 2018 exploration program.

On an individual stock basis, Brazil-based financial services company Banco do Brasil detracted. The bank’s share price declined in response to government corruption allegations in Brazil. Despite political concerns, our fundamental investment thesis for Banco do Brasil remains intact. While it may take longer, profitability continues to turn around and the bank is expected to deliver earnings growth.

Other notable detractors included China Railway Construction, which traded lower after reporting disappointing first-half 2017 financial results. Management reported a weaker-than-expected operating profit and higher-than-expected operating costs. The stock was also pressured by a slowdown in fixed-asset railway expenditures.

The weak performance of CJ Logistics also weighed on relative performance. Despite reporting financial results in-line with expectations and expanding its domestic parcel market share, the logistics company’s average selling price and margin continued to deteriorate due to intense competition.

Other notable detractors included electronic circuit manufacturer KCE Electronics. The company’s stock was pressured by lower-than-expected earnings and concerns about the rising price of copper, which is a key material in KCE’s products. We consequently eliminated the fund's position in the stock.

Outlook

We continue to believe emerging markets stocks will perform well in 2018. The global macro drivers that supported emerging markets assets in 2017—a synchronized global growth recovery and generally muted but bottoming inflation pressures—remain favorable. The domestic foundation for growth in emerging markets is strong.

The fund continues to invest in companies where fundamentals are strong and improving but share price performance does not fully reflect these factors. Our process is based on individual security selection, but broad themes have emerged.

Consumer discretionary is the largest relative sector position as of period end. Information technology is also an important position. While large in absolute size, information technology is our second-largest relative overweight following consumer discretionary. Within consumer discretionary, we are focused on companies benefiting from increasing discretionary spending, including stronger demand for luxury and quality-of-life goods and services. In information technology, we continue to identify opportunities in consumer-facing technology as well as companies we believe are positioned to benefit from the smartphone component upgrade.

We remain underweight the financials sector. This is our largest relative underweight as of period end.

Geographically, China remains our largest absolute and relative position, while India is our largest relative underweight.

6

Fund Characteristics

NOVEMBER 30, 2017
Top Ten Holdings	% of net assets
Tencent Holdings Ltd.	5.9%
Samsung Electronics Co. Ltd.	5.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.6%
Alibaba Group Holding Ltd. ADR	4.4%
Naspers Ltd., N Shares	2.8%
Ping An Insurance Group Co., H Shares	2.0%
SK Hynix, Inc.	1.7%
AAC Technologies Holdings, Inc.	1.7%
Sunny Optical Technology Group Co. Ltd.	1.6%
Industrial & Commercial Bank of China Ltd., H Shares	1.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	95.8%
Exchange-Traded Funds	1.2%
Total Equity Exposure	97.0%
Temporary Cash Investments	5.7%
Other Assets and Liabilities	(2.7)%

Investments by Country	% of net assets
China	32.0%
South Korea	13.0%
Taiwan	9.7%
Brazil	8.7%
India	5.7%
Thailand	4.8%
South Africa	4.8%
Russia	4.4%
Indonesia	3.0%
Other Countries	9.7%
Exchange-Traded Funds*	1.2%
Cash and Equivalents**	3.0%
*Category may increase exposure to the countries indicated. The Schedule of Investments provides additional information on the fund's portfolio holdings.
**Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2017 to November 30, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/17	Ending Account Value 11/30/17	Expenses Paid During Period(1) 6/1/17 - 11/30/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,189.30	$6.04	1.10%
I Class	$1,000	$1,191.50	$4.94	0.90%
Y Class	$1,000	$1,191.10	$4.12	0.75%
A Class	$1,000	$1,187.90	$7.40	1.35%
C Class	$1,000	$1,182.80	$11.49	2.10%
R Class	$1,000	$1,186.50	$8.77	1.60%
R5 Class	$1,000	$1,190.30	$4.94	0.90%
R6 Class	$1,000	$1,192.30	$4.12	0.75%
Hypothetical
Investor Class	$1,000	$1,019.55	$5.57	1.10%
I Class	$1,000	$1,020.56	$4.56	0.90%
Y Class	$1,000	$1,021.31	$3.80	0.75%
A Class	$1,000	$1,018.30	$6.83	1.35%
C Class	$1,000	$1,014.54	$10.61	2.10%
R Class	$1,000	$1,017.05	$8.09	1.60%
R5 Class	$1,000	$1,020.56	$4.56	0.90%
R6 Class	$1,000	$1,021.31	$3.80	0.75%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

NOVEMBER 30, 2017

	Shares	Value
COMMON STOCKS — 95.8%
Argentina — 0.5%
Banco Macro SA ADR	80,697	$8,193,973
Brazil — 8.7%
Banco do Brasil SA	1,617,700	14,791,049
Itau Unibanco Holding SA ADR	1,300,332	16,319,167
Klabin SA	1,465,900	7,993,498
Kroton Educacional SA	2,675,800	14,811,742
Localiza Rent a Car SA	1,956,300	11,970,456
Lojas Renner SA	1,671,000	17,320,268
Magazine Luiza SA	726,000	12,601,787
Multiplan Empreendimentos Imobiliarios SA	811,619	17,241,743
Petroleo Brasileiro SA ADR(1)	1,040,689	10,115,497
Vale SA ADR	1,289,875	13,801,662
		136,966,869
Chile — 0.5%
Sociedad Quimica y Minera de Chile SA ADR	136,247	7,400,937
China — 32.0%
AAC Technologies Holdings, Inc.	1,287,000	25,963,783
Alibaba Group Holding Ltd. ADR(1)	389,164	68,913,161
Anhui Conch Cement Co. Ltd., H Shares	3,120,500	15,014,431
Beijing Enterprises Water Group Ltd.	13,990,000	10,956,059
Brilliance China Automotive Holdings Ltd.	7,664,000	20,275,830
China Gas Holdings Ltd.	6,686,000	20,640,246
China Lodging Group Ltd. ADR	174,770	18,649,707
China Railway Construction Corp. Ltd., H Shares	6,384,000	7,586,479
China Resources Beer Holdings Co. Ltd.	3,440,000	9,502,153
CNOOC Ltd.	7,709,000	10,548,482
Ctrip.com International Ltd. ADR(1)	241,280	11,118,182
Geely Automobile Holdings Ltd.	7,213,000	25,384,301
Haier Electronics Group Co. Ltd.	2,600,000	6,973,900
Industrial & Commercial Bank of China Ltd., H Shares	32,673,645	25,622,753
Maanshan Iron & Steel Co. Ltd., H Shares(1)	11,644,000	5,742,459
New Oriental Education & Technology Group, Inc. ADR	193,969	16,460,209
Nine Dragons Paper Holdings Ltd.	7,523,000	12,513,956
Ping An Insurance Group Co., H Shares	3,141,500	31,062,347
Shenzhou International Group Holdings Ltd.	1,224,000	11,102,794
Sunny Optical Technology Group Co. Ltd.	1,510,000	25,629,904
TAL Education Group ADR	510,373	14,229,199
Tencent Holdings Ltd.	1,790,800	92,439,483
Weibo Corp. ADR(1)	93,542	10,154,920
Weichai Power Co. Ltd., H Shares	5,578,000	6,228,541
		502,713,279

10

	Shares	Value
Czech Republic— 0.4%
Moneta Money Bank AS	1,562,583	$5,638,176
Egypt — 0.4%
Commercial International Bank Egypt S.A.E.	587,884	2,523,421
Commercial International Bank Egypt S.A.E. GDR	972,720	4,225,826
		6,749,247
Hungary — 1.6%
OTP Bank plc	486,875	18,615,419
Richter Gedeon Nyrt	229,855	5,941,650
		24,557,069
India — 5.7%
Bharat Financial Inclusion Ltd.(1)	450,157	6,881,004
Future Retail Ltd.(1)	1,027,631	8,785,202
Godrej Consumer Products Ltd.	622,916	9,336,966
HDFC Bank Ltd.	759,300	21,882,881
InterGlobe Aviation Ltd.	396,235	6,894,410
Larsen & Toubro Ltd.	351,603	6,633,852
Motherson Sumi Systems Ltd.	2,804,727	15,959,169
Praxis Home Retail Ltd.(1)	51,382	15,937
Vakrangee Ltd.	1,203,587	13,356,837
		89,746,258
Indonesia — 3.0%
Bank Rakyat Indonesia Persero Tbk PT	52,552,000	12,473,087
Indofood Sukses Makmur Tbk PT	14,082,900	7,649,431
Telekomunikasi Indonesia Persero Tbk PT	29,924,800	9,243,755
United Tractors Tbk PT	7,092,600	17,659,338
		47,025,611
Malaysia — 0.5%
My EG Services Bhd	14,307,350	7,416,798
Mexico — 1.0%
Cemex SAB de CV ADR(1)	621,278	4,715,500
Mexichem SAB de CV	4,553,877	11,849,515
		16,565,015
Peru — 1.4%
Credicorp Ltd.	104,381	22,027,523
Philippines — 0.8%
Ayala Land, Inc.	14,298,600	12,235,450
Russia — 4.4%
Novatek PJSC GDR	132,542	15,031,425
Sberbank of Russia PJSC ADR (London)	1,376,633	22,467,478
Sberbank of Russia PJSC ADR	14,827	245,832
X5 Retail Group NV GDR(1)	403,898	14,965,975
Yandex NV, A Shares(1)	520,904	17,247,131
		69,957,841
South Africa — 4.8%
Capitec Bank Holdings Ltd.	148,715	10,690,432
Discovery Ltd.	835,596	10,041,615

11

	Shares	Value
Foschini Group Ltd. (The)	277,741	$3,199,641
Naspers Ltd., N Shares	161,247	43,260,607
Sappi Ltd.	1,074,432	7,615,471
		74,807,766
South Korea — 13.0%
CJ Logistics Corp.(1)	54,990	7,680,877
Doosan Infracore Co. Ltd.(1)	1,370,263	11,264,640
Hana Financial Group, Inc.	437,614	19,072,385
LG Innotek Co. Ltd.	56,366	8,434,699
Mando Corp.	51,450	15,728,857
Medy-Tox, Inc.	17,916	7,670,146
NAVER Corp.	7,976	5,878,568
Samsung Electronics Co. Ltd.	39,179	92,051,586
Seegene, Inc.(1)	324,601	9,726,364
SK Hynix, Inc.	385,210	27,451,216
		204,959,338
Taiwan — 9.7%
Airtac International Group	1,481,357	25,333,170
ASPEED Technology, Inc.	366,000	8,590,145
Hota Industrial Manufacturing Co. Ltd.	1,572,434	6,986,741
Land Mark Optoelectronics Corp.	579,000	7,333,416
Largan Precision Co. Ltd.	27,000	4,674,698
Powertech Technology, Inc.	2,484,000	7,555,758
President Chain Store Corp.	993,000	9,439,702
Taiwan Paiho Ltd.	2,875,000	11,017,629
Taiwan Semiconductor Manufacturing Co. Ltd.	9,563,939	72,001,860
		152,933,119
Thailand — 4.8%
Airports of Thailand PCL	8,567,400	16,179,890
CP ALL PCL	8,297,500	18,546,139
Kasikornbank PCL	1,222,800	8,791,727
Kasikornbank PCL NVDR	814,100	5,673,234
Minor International PCL	13,927,700	18,553,279
Srisawad Corp. PCL	3,779,780	7,298,333
		75,042,602
Turkey — 1.7%
BIM Birlesik Magazalar AS	822,913	15,211,981
Tofas Turk Otomobil Fabrikasi AS	1,546,123	12,323,763
		27,535,744
United Kingdom — 0.9%
NMC Health plc	372,542	14,372,963
TOTAL COMMON STOCKS (Cost $1,214,048,725)		1,506,845,578
EXCHANGE-TRADED FUNDS — 1.2%
iShares MSCI Emerging Markets ETF	85,494	3,941,273
iShares MSCI South Korea Capped ETF	192,853	14,492,903
TOTAL EXCHANGE-TRADED FUNDS (Cost $17,976,811)		18,434,176

12

	Shares	Value
TEMPORARY CASH INVESTMENTS — 5.7%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 3.75%, 4/15/18 - 2/15/47, valued at $49,873,547), in a joint trading account at 0.88%, dated 11/30/17, due 12/1/17 (Delivery value $48,996,034)		$48,994,836
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.375%, 2/15/44, valued at $41,652,653), at 0.34%, dated 11/30/17, due 12/1/17 (Delivery value $40,832,386)		40,832,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	145,735	145,735
TOTAL TEMPORARY CASH INVESTMENTS (Cost $89,972,571)		89,972,571
TOTAL INVESTMENT SECURITIES — 102.7% (Cost $1,321,998,107)		1,615,252,325
OTHER ASSETS AND LIABILITIES — (2.7)%		(42,926,610)
TOTAL NET ASSETS — 100.0%		$1,572,325,715

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	31.6%
Consumer Discretionary	18.7%
Financials	17.3%
Industrials	6.3%
Consumer Staples	5.9%
Materials	5.6%
Energy	3.5%
Health Care	2.4%
Utilities	2.0%
Real Estate	1.9%
Telecommunication Services	0.6%
Exchange-Traded Funds	1.2%
Cash and Equivalents*	3.0%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
NVDR	-	Non-Voting Depositary Receipt
(1) Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2017
Assets
Investment securities, at value (cost of $1,321,998,107)	$1,615,252,325
Foreign currency holdings, at value (cost of $94,591)	93,783
Receivable for investments sold	8,287,310
Receivable for capital shares sold	8,542,228
Dividends and interest receivable	169,959
1,632,345,605

Liabilities
Payable for investments purchased	53,883,767
Payable for capital shares redeemed	1,889,712
Accrued management fees	1,222,351
Distribution and service fees payable	34,735
Accrued foreign taxes	2,982,829
Accrued other expenses	6,496
60,019,890

Net Assets	$1,572,325,715

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,268,151,578
Undistributed net investment income	2,825,932
Undistributed net realized gain	11,070,080
Net unrealized appreciation	290,278,125
$1,572,325,715

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$883,435,534	73,614,813	$12.00
I Class, $0.01 Par Value	$504,999,816	41,000,521	$12.32
Y Class, $0.01 Par Value	$6,304	511	$12.34
A Class, $0.01 Par Value	$61,585,849	5,324,366	$11.57*
C Class, $0.01 Par Value	$24,972,177	2,352,828	$10.61
R Class, $0.01 Par Value	$4,810,873	413,242	$11.64
R5 Class, $0.01 Par Value	$45,613	3,703	$12.32
R6 Class, $0.01 Par Value	$92,469,549	7,494,786	$12.34
*Maximum offering price $12.28 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,626,732)	$12,410,332
Interest	208,093
12,618,425

Expenses:
Management fees	13,092,609
Distribution and service fees:
A Class	104,098
C Class	119,795
R Class	15,647
Directors' fees and expenses	26,999
Other expenses	54,510
13,413,658
Fees waived(1)	(3,011,658)
10,402,000

Net investment income (loss)	2,216,425

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	81,824,776
Foreign currency translation transactions	(341,272)
81,483,504

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(2,982,829))	206,796,499
Translation of assets and liabilities in foreign currencies	33,322
206,829,821

Net realized and unrealized gain (loss)	288,313,325

Net Increase (Decrease) in Net Assets Resulting from Operations	$290,529,750

(1)	Amount consists of $2,049,774, $604,184, $13, $133,616, $39,753, $10,097, $18 and $174,203 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2017 AND NOVEMBER 30, 2016
Increase (Decrease) in Net Assets	November 30, 2017	November 30, 2016
Operations
Net investment income (loss)	$2,216,425	$1,592,402
Net realized gain (loss)	81,483,504	(7,224,748)
Change in net unrealized appreciation (depreciation)	206,829,821	37,695,499
Net increase (decrease) in net assets resulting from operations	290,529,750	32,063,153

Distributions to Shareholders
From net investment income:
Investor Class	(1,705,705)	(550,390)
I Class	(210,725)	(88,977)
A Class	(23,887)	—
R6 Class	(256,448)	(128,912)
Decrease in net assets from distributions	(2,196,765)	(768,279)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	696,574,962	96,278,777

Redemption Fees
Increase in net assets from redemption fees	114,873	66,323

Net increase (decrease) in net assets	985,022,820	127,639,974

Net Assets
Beginning of period	587,302,895	459,662,921
End of period	$1,572,325,715	$587,302,895

Undistributed net investment income	$2,825,932	$1,016,341

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2017

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Emerging Markets Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth.

The fund offers the Investor Class, I Class (formerly Institutional Class), Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of

17

Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

18

Redemption Fees — Prior to October 9, 2017, the fund may have imposed a 2.00% redemption fee on shares held less than 60 days. The fee was not applicable to all classes. The redemption fee was retained by the fund to help cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 11% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of NT Emerging Markets Fund, one fund in a series issued by the corporation. From December 1, 2016 through March 31, 2017, the investment advisor agreed to waive 0.250% of the fund's management fee. Effective April 1, 2017, the investment advisor agreed to waive 0.350% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2018 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended November 30, 2017 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Investor Class	1.250% to 1.850%	1.49%	1.17%
I Class	1.050% to 1.650%	1.25%	0.93%
Y Class	0.900% to 1.500%	1.11%	0.76%
A Class	1.250% to 1.850%	1.49%	1.17%
C Class	1.250% to 1.850%	1.47%	1.15%
R Class	1.250% to 1.850%	1.49%	1.17%
R5 Class	1.050% to 1.650%	1.26%	0.91%
R6 Class	0.900% to 1.500%	1.14%	0.82%

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Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $2,225,931 and there were no interfund sales.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2017 were $1,090,961,770 and $423,043,213, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2017(1)		Year ended November 30, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	500,000,000		380,000,000
Sold	51,102,270	$545,843,887	18,596,256	$153,561,388
Issued in reinvestment of distributions	170,927	1,625,512	70,047	535,859
Redeemed	(32,531,459)	(341,641,540)	(13,125,822)	(108,549,360)
	18,741,738	205,827,859	5,540,481	45,547,887
I Class/Shares Authorized	210,000,000		35,000,000
Sold	40,142,662	459,185,069	4,559,594	37,876,044
Issued in reinvestment of distributions	21,610	210,697	11,337	88,884
Redeemed	(3,375,540)	(38,606,224)	(936,195)	(8,059,380)
	36,788,732	420,789,542	3,634,736	29,905,548
Y Class/Shares Authorized	50,000,000		N/A
Sold	511	5,000
A Class/Shares Authorized	50,000,000		30,000,000
Sold	5,641,981	58,277,889	3,099,527	24,741,141
Issued in reinvestment of distributions	2,219	20,367		—
Redeemed	(4,890,160)	(47,362,727)	(1,808,554)	(14,483,730)
	754,040	10,935,529	1,290,973	10,257,411
C Class/Shares Authorized	30,000,000		30,000,000
Sold	1,827,106	17,797,424	446,258	3,315,528
Redeemed	(239,477)	(2,152,216)	(113,764)	(851,314)
	1,587,629	15,645,208	332,494	2,464,214
R Class/Shares Authorized	30,000,000		30,000,000
Sold	296,970	3,157,947	158,468	1,280,298
Redeemed	(164,675)	(1,695,228)	(57,800)	(468,776)
	132,295	1,462,719	100,668	811,522
R5 Class/Shares Authorized	50,000,000		N/A
Sold	3,703	44,866
R6 Class/Shares Authorized	50,000,000		40,000,000
Sold	5,856,775	66,206,392	1,486,340	12,613,520
Issued in reinvestment of distributions	26,302	256,448	16,443	128,912
Redeemed	(2,255,306)	(24,598,601)	(633,883)	(5,450,237)
	3,627,771	41,864,239	868,900	7,292,195
Net increase (decrease)	61,636,419	$696,574,962	11,768,252	$96,278,777

(1)	April 10, 2017 (commencement of sale) through November 30, 2017 for the Y Class and R5 Class.

21

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Argentina	$8,193,973	—	—
Brazil	40,236,326	$96,730,543	—
Chile	7,400,937	—	—
China	139,525,378	363,187,901	—
Mexico	4,715,500	11,849,515	—
Peru	22,027,523	—	—
Russia	17,492,963	52,464,878	—
Other Countries	—	743,020,141	—
Exchange-Traded Funds	18,434,176	—	—
Temporary Cash Investments	145,735	89,826,836	—
	$258,172,511	$1,357,079,814	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

22

8. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2017 and November 30, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$2,196,765	$768,279
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,327,202,704
Gross tax appreciation of investments	$312,619,566
Gross tax depreciation of investments	(24,569,945)
Net tax appreciation (depreciation) of investments	288,049,621
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(2,970,433)
Net tax appreciation (depreciation)	$285,079,188
Undistributed ordinary income	$7,725,343
Accumulated long-term gains	$11,369,606

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$8.57	0.02	3.44	3.46	(0.03)	$12.00	40.46%	1.18%	1.50%	0.19%	(0.13)%	47%	$883,436
2016	$8.10	0.02	0.46	0.48	(0.01)	$8.57	5.95%	1.38%	1.63%	0.30%	0.05%	59%	$470,280
2015	$9.00	0.03	(0.92)	(0.89)	(0.01)	$8.10	(9.93)%	1.43%	1.68%	0.30%	0.05%	58%	$399,694
2014	$8.87	0.03	0.13	0.16	(0.03)	$9.00	1.84%	1.45%	1.70%	0.29%	0.04%	74%	$393,357
2013	$8.36	0.01	0.53	0.54	(0.03)	$8.87	6.48%	1.63%	1.72%	0.17%	0.08%	68%	$421,274
I Class(3)
2017	$8.79	0.04	3.54	3.58	(0.05)	$12.32	40.86%	0.94%	1.26%	0.43%	0.11%	47%	$505,000
2016	$8.31	0.04	0.47	0.51	(0.03)	$8.79	6.13%	1.18%	1.43%	0.50%	0.25%	59%	$37,036
2015	$9.24	0.02	(0.93)	(0.91)	(0.02)	$8.31	(9.83)%	1.23%	1.48%	0.50%	0.25%	58%	$4,797
2014	$9.09	0.05	0.14	0.19	(0.04)	$9.24	2.07%	1.25%	1.50%	0.49%	0.24%	74%	$16,300
2013	$8.56	0.03	0.55	0.58	(0.05)	$9.09	6.77%	1.43%	1.52%	0.37%	0.28%	68%	$32,452
Y Class
2017(4)	$9.79	0.07	2.48	2.55	—	$12.34	26.05%	0.77%(5)	1.12%(5)	0.91%(5)	0.56%(5)	47%(6)	$6

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2017	$8.26	—(7)	3.32	3.32	(0.01)	$11.57	40.16%	1.43%	1.75%	(0.06)%	(0.38)%	47%	$61,586
2016	$7.82	0.01	0.43	0.44	—	$8.26	5.63%	1.63%	1.88%	0.05%	(0.20)%	59%	$37,743
2015	$8.70	0.01	(0.89)	(0.88)	—	$7.82	(10.11)%	1.68%	1.93%	0.05%	(0.20)%	58%	$25,632
2014	$8.59	0.01	0.12	0.13	(0.02)	$8.70	1.59%	1.70%	1.95%	0.04%	(0.21)%	74%	$9,278
2013	$8.09	(0.01)	0.52	0.51	(0.01)	$8.59	6.30%	1.88%	1.97%	(0.08)%	(0.17)%	68%	$11,575
C Class
2017	$7.63	(0.08)	3.06	2.98	—	$10.61	39.06%	2.16%	2.48%	(0.79)%	(1.11)%	47%	$24,972
2016	$7.28	(0.05)	0.40	0.35	—	$7.63	4.81%	2.38%	2.63%	(0.70)%	(0.95)%	59%	$5,840
2015	$8.15	(0.05)	(0.82)	(0.87)	—	$7.28	(10.67)%	2.43%	2.68%	(0.70)%	(0.95)%	58%	$3,149
2014	$8.09	(0.06)	0.13	0.07	(0.01)	$8.15	0.82%	2.45%	2.70%	(0.71)%	(0.96)%	74%	$3,129
2013	$7.67	(0.06)	0.48	0.42	—	$8.09	5.48%	2.63%	2.72%	(0.83)%	(0.92)%	68%	$3,571

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2017	$8.33	(0.02)	3.33	3.31	—	$11.64	39.74%	1.68%	2.00%	(0.31)%	(0.63)%	47%	$4,811
2016	$7.90	(0.02)	0.45	0.43	—	$8.33	5.44%	1.88%	2.13%	(0.20)%	(0.45)%	59%	$2,340
2015	$8.82	(0.02)	(0.90)	(0.92)	—	$7.90	(10.43)%	1.93%	2.18%	(0.20)%	(0.45)%	58%	$1,425
2014	$8.72	(0.02)	0.14	0.12	(0.02)	$8.82	1.38%	1.95%	2.20%	(0.21)%	(0.46)%	74%	$1,712
2013	$8.23	(0.02)	0.51	0.49	—	$8.72	5.95%	2.13%	2.22%	(0.33)%	(0.42)%	68%	$1,133
R5 Class
2017(4)	$9.78	0.03	2.51	2.54	—	$12.32	25.97%	0.92%(5)	1.27%(5)	0.78%(5)	0.43%(5)	47%(6)	$46
R6 Class
2017	$8.81	0.06	3.53	3.59	(0.06)	$12.34	40.98%	0.83%	1.15%	0.54%	0.22%	47%	$92,470
2016	$8.33	0.06	0.46	0.52	(0.04)	$8.81	6.27%	1.03%	1.28%	0.65%	0.40%	59%	$34,065
2015	$9.25	0.07	(0.95)	(0.88)	(0.04)	$8.33	(9.58)%	1.08%	1.33%	0.65%	0.40%	58%	$24,965
2014	$9.09	—(7)	0.20	0.20	(0.04)	$9.25	2.23%	1.10%	1.35%	0.64%	0.39%	74%	$15,174
2013(8)	$8.46	—(7)	0.63	0.63	—	$9.09	7.45%	1.12%(5)	1.37%(5)	0.14%(5)	(0.11)%(5)	68%(9)	$27

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(4)	April 10, 2017 (commencement of sale) through November 30, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.

(7)	Per-share amount was less than $0.005.

(8)	July 26, 2013 (commencement of sale) through November 30, 2013.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Emerging Markets Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Fund of American Century World Mutual Funds, Inc. as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2018

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	69	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc. and MGP Ingredients, Inc.
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

31

Approval of Management Agreement

At a meeting held on June 29, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by the Fund and the Advisor regarding financial intermediaries, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In

32

connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed during the year to compliance with the Department of Labor fiduciary rule and share class modernization.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-, five-, and ten-year periods and below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to,

33

information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board discussed with the Advisor the factors that impacted the level of the fee in relation to its peers. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.35% (e.g., the Investor

34

Class unified fee will be reduced from 1.62% to 1.27%) for at least one year, beginning August 1, 2017. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

35

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century World Mutual Funds, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$5,482,015,298	$72,735,781
Barry Fink	$5,485,170,607	$69,580,472
Jan M. Lewis	$5,489,025,901	$65,725,178
Stephen E. Yates	$5,481,872,069	$72,879,010
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

37

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2017.

For the fiscal year ended November 30, 2017, the fund intends to pass through to shareholders foreign source income of $13,862,101 and foreign taxes paid of $1,451,768, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2017 are $0.1065 and $0.0111, respectively.

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91030 1801

Annual Report

November 30, 2017

Emerging Markets Small Cap Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Upbeat Earnings, Economic Data Sparked Strong Gains for Global Stocks

Throughout the world, improving economic activity, healthy corporate earnings growth, and supportive central bank policies helped fuel robust double-digit gains for global stocks. The rally began early in the period, largely in response to the economic-growth implications of Donald Trump’s presidential election victory, and it forged ahead with few interruptions through November 2017. The 12-month period included several potential sources of financial market disruption, including acts of terrorism, North Korean saber-rattling, and an active and destructive hurricane season. Yet any resulting volatility was short-lived, as investors remained focused on positive economic and earnings news. Furthermore, in the U.S., the prospect for pro-growth tax reform propelled major stock indices to several record-high levels.

Among the developed markets, equity performance was notably strong in Europe, where solid corporate profits, improving economic growth rates, declining unemployment, and perceived market-friendly election results in France and Germany supported gains. In addition, the European Central Bank continued to provide stimulus support in the wake of persistently low inflation, which also helped stocks advance. Returns for emerging markets stocks were even stronger, bolstered by improving global and local economic and business fundamentals and rising oil prices.

The broad “risk-on” sentiment also extended to the global fixed-income market, where emerging markets bonds and high-yield corporate bonds were top performers. These securities satisfied investor demand for yield as interest rates remained relatively low throughout the world.

With global growth synchronizing and strengthening and central banks pursuing varying degrees of policy normalization, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of November 30, 2017
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	AECVX	31.85%	21.45%	4/7/16
MSCI Emerging Markets Small Cap Index	—	28.85%	18.29%	—
I Class	AECSX	32.18%	21.70%	4/7/16
A Class	AECLX			4/7/16
No sales charge		31.57%	21.15%
With sales charge		23.97%	16.88%
C Class	AECHX	30.54%	20.23%	4/7/16
R Class	AECMX	31.30%	20.86%	4/7/16
R6 Class	AECTX	32.35%	21.87%	4/7/16
Prior to April 10, 2017, the I Class was referred to as the Institutional Class. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over Life of Class
$10,000 investment made April 7, 2016
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2017
Investor Class — $13,778

MSCI Emerging Markets Small Cap Index — $13,193

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R6 Class
1.66%	1.46%	1.91%	2.66%	2.16%	1.31%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Patricia Ribeiro and Sherwin Soo

In June 2017, portfolio manager Anthony Han left the fund's management team.

Performance Summary

Emerging Markets Small Cap gained 31.85%* for the 12 months ended November 30, 2017. The portfolio’s benchmark, the MSCI Emerging Markets Small Cap Index, gained 28.85% for the same period.

The fund outperformed its benchmark during the period, primarily due to positive stock selection in the information technology and consumer discretionary sectors. Conversely, investments in the materials and energy sectors limited relative gains. Regionally, stock selection in China and South Africa lifted relative performance, while negative stock selection in Brazil hindered performance. An underweight position and negative stock selection in South Korea also detracted.

Information Technology Holdings Contributed

Leading sector contribution came primarily from the information technology sector, where standout performers included optical components manufacturer Sunny Optical Technology Group and IT services company Vakrangee.

Sunny Optical Technology Group benefited from better-than-expected first-half 2017 earnings-per-share growth driven by shipments of camera modules, handset lenses, and automobile lenses. Management raised guidance for growth, particularly with the solid outlook from China smartphone manufacturers. Strong contributors also included Vakrangee, which started as an e-governance player doing systems integration and providing end-to-end services for various e-governance projects. The company then leveraged this into a role as a business correspondence player providing financial services, e-commerce, and logistics. It aims to expand its network of small outlets (Kendras) in rural and urban areas with the goal of providing last-mile retail touch points for products and services to the unserved and underserved regions of India. Vakrangee’s revenue growth continues to accelerate, supported by the central government’s emphasis on financial inclusion and the addition of new e-commerce, insurance, and other sellers on the network on a regular basis.

The fund’s outperformance in the consumer discretionary sector was driven primarily by K-12 after-school tutoring services provider TAL Education Group and hotel group China Lodging Group. TAL Education Group, a China-based company focusing on premium high-achieving students, continued to benefit from a rapidly growing market for K-12 education in China. Other positives for the stock include its increased course offerings, expansion into more cities, and new services. China Lodging reported stronger-than-expected quarterly sales and margins growth. Visibility into future sales and earnings has led to upward revisions of consensus estimates. The market continues to improve, helping overall room rates.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

Stock Selection in the Materials Sector Detracted

Areas of relative weakness included the materials sector, where diamond mining company Petra Diamonds weighed on performance. Despite reporting financial results in line with expectations, operational issues combined with uncertainty about the direction of diamond prices clouded the market’s outlook for Petra’s growth. We consequently liquidated our position.

The fund’s underperformance in the energy sector was due primarily to Tullow Oil. Although the multinational oil and gas company continued to deleverage its balance sheet, we sold the stock on our belief that it has limited upside due to risks associated with its Ghana assets and its 2018 exploration program.

Notable individual detractors included China-based Pou Sheng International Holdings, a sportswear retailer that sells popular brands such as Nike and Adidas. The company has invested aggressively in store openings and promotions, which pressured margins and led to an earnings miss. We consequently liquidated our position in the stock.

Detractors also included Egis Technology, a company that specializes in fingerprint biometrics and data encryption solutions. Disappointing second-quarter financial results triggered a decline in the stock. Weaker-than-expected sales, due primarily to lower fingerprint sensor shipments to Samsung, dimmed our outlook for Egis Technology, prompting us to sell our position.

Relative performance was hindered by not owning South Korea-based SillaJen, a provider of medical research and development services with a focus on cancer treatments. The continued progress of clinical trials for advanced liver cancer supported stock gains. Other positives included news that SillaJen had entered into a cooperative research and development agreement with the U.S. National Cancer Institute and increasing interest in South Korean drug developers.

Outlook

We continue to believe emerging markets stocks will perform well in 2018. The global macro drivers that supported emerging markets assets in 2017—a synchronized global growth recovery and generally muted but bottoming inflation pressures—remain favorable. The domestic foundation for growth in emerging markets is strong.

We continue to invest in companies where fundamentals are strong and improving but share price performance does not fully reflect these factors. Our process is based on individual security selection, but broad themes have emerged.

Consumer discretionary was the largest relative sector position at period end. Information technology is also an important position. While large in absolute size, information technology is our second-largest relative overweight following consumer discretionary. Within consumer discretionary, we are focused on companies benefiting from increasing discretionary spending, including stronger demand for luxury and quality-of-life goods and services. In information technology, we continue to identify opportunities in consumer-facing technology as well as companies we believe are positioned to benefit from the smartphone component upgrade.

At period end, the fund’s largest sector underweights relative to the benchmark were real estate and health care. Geographically, Brazil remains the fund's largest relative overweight, followed by China. The fund’s largest relative underweights were South Korea and India.

Fund Characteristics

NOVEMBER 30, 2017
Top Ten Holdings	% of net assets
iShares MSCI India Small-Cap ETF	4.8%
Vakrangee Ltd.	2.3%
Macronix International	2.0%
Chroma ATE, Inc.	2.0%
TCI Co. Ltd.	1.8%
Sunny Optical Technology Group Co. Ltd.	1.8%
Gourmet Master Co. Ltd.	1.7%
Erawan Group PCL (The)	1.7%
CVC Brasil Operadora e Agencia de Viagens SA	1.7%
China Lodging Group Ltd. ADR	1.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	93.9%
Exchange-Traded Funds	4.8%
Total Equity Exposure	98.7%
Temporary Cash Investments	2.1%
Other Assets and Liabilities	(0.8)%

Investments by Country	% of net assets
China	25.0%
Taiwan	17.4%
South Korea	11.9%
Brazil	10.9%
Thailand	5.9%
India	4.4%
South Africa	4.4%
Russia	2.6%
Other Countries	11.4%
Exchange-Traded Funds*	4.8%
Cash and Equivalents**	1.3%
* Category may increase exposure to the countries indicated. The Schedule of Investments provides additional information on the fund's portfolio holdings.
** Includes temporary cash investments and other assets and liabilities.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2017 to November 30, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/17	Ending Account Value 11/30/17	Expenses Paid During Period(1) 6/1/17 - 11/30/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,162.60	$8.73	1.61%
I Class	$1,000	$1,164.30	$7.65	1.41%
A Class	$1,000	$1,160.90	$10.08	1.86%
C Class	$1,000	$1,156.10	$14.11	2.61%
R Class	$1,000	$1,160.10	$11.43	2.11%
R6 Class	$1,000	$1,164.10	$6.84	1.26%
Hypothetical
Investor Class	$1,000	$1,017.00	$8.14	1.61%
I Class	$1,000	$1,018.00	$7.13	1.41%
A Class	$1,000	$1,015.74	$9.40	1.86%
C Class	$1,000	$1,011.98	$13.16	2.61%
R Class	$1,000	$1,014.49	$10.66	2.11%
R6 Class	$1,000	$1,018.75	$6.38	1.26%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

NOVEMBER 30, 2017

	Shares	Value
COMMON STOCKS — 93.9%
Argentina — 0.5%
Banco Macro SA ADR	608	$61,736
Brazil — 10.9%
Arezzo Industria e Comercio SA	10,100	142,578
Azul SA ADR(1)	5,080	127,813
Banco ABC Brasil SA Preference Shares	27,158	134,983
Bradespar SA Preference Shares	20,200	156,184
CVC Brasil Operadora e Agencia de Viagens SA	14,000	192,329
Fleury SA	15,500	124,201
Localiza Rent a Car SA	23,400	143,183
Magazine Luiza SA	6,400	111,090
Multiplan Empreendimentos Imobiliarios SA	6,153	130,712
		1,263,073
Chile — 1.0%
Itau CorpBanca	14,258,415	113,433
China — 25.0%
Baozun, Inc. ADR(1)	4,217	119,552
Beijing Enterprises Water Group Ltd.	100,000	78,314
Brilliance China Automotive Holdings Ltd.	32,000	84,659
China Agri-Industries Holdings Ltd.	216,000	89,686
China Lodging Group Ltd. ADR	1,724	183,968
China Resources Cement Holdings Ltd.	176,000	117,653
China Suntien Green Energy Corp. Ltd., H Shares	379,000	93,847
China Yongda Automobiles Services Holdings Ltd.	85,500	107,030
China ZhengTong Auto Services Holdings Ltd.	130,500	137,388
Far East Horizon Ltd.	103,000	94,078
Huaneng Renewables Corp. Ltd., H Shares	166,000	53,150
Kingboard Chemical Holdings Ltd.	24,500	140,786
Kingboard Laminates Holdings Ltd.	36,500	60,962
KWG Property Holding Ltd.	109,000	116,126
Lee & Man Paper Manufacturing Ltd.	74,000	86,818
Li Ning Co. Ltd.(1)	150,000	117,035
Lonking Holdings Ltd.	281,000	100,811
Maanshan Iron & Steel Co. Ltd., H Shares(1)	180,000	88,770
Minth Group Ltd.	22,000	123,390
Nine Dragons Paper Holdings Ltd.	32,000	53,230
SINA Corp.(1)	991	96,890
Sunny Optical Technology Group Co. Ltd.	12,000	203,681
TAL Education Group ADR	4,238	118,155
Uni-President China Holdings Ltd.	173,000	134,388
Weibo Corp. ADR(1)	1,085	117,788

	Shares	Value
West China Cement Ltd.(1)	640,000	$96,762
Zhongsheng Group Holdings Ltd.	43,000	89,082
		2,903,999
Czech Republic — 0.9%
Moneta Money Bank AS	28,285	102,059
Greece — 0.6%
JUMBO SA	4,936	73,887
Hungary — 0.7%
Richter Gedeon Nyrt	3,178	82,150
India — 4.4%
Bharat Financial Inclusion Ltd.(1)	5,877	89,835
Future Retail Ltd.(1)	17,864	152,719
Praxis Home Retail Ltd.(1)	893	277
Vakrangee Ltd.	24,572	272,688
		515,519
Indonesia — 1.3%
AKR Corporindo Tbk PT	149,900	70,646
Indofood Sukses Makmur Tbk PT	147,100	79,901
		150,547
Malaysia — 1.6%
Carlsberg Brewery Malaysia Bhd	15,600	57,707
My EG Services Bhd	260,500	135,041
		192,748
Mexico — 1.5%
Alsea SAB de CV	23,075	76,301
Banregio Grupo Financiero SAB de CV	18,272	99,816
		176,117
Philippines — 0.7%
Puregold Price Club, Inc.	81,600	79,692
Poland — 0.9%
CCC SA	1,551	105,623
Russia — 2.6%
TMK PJSC	75,675	101,980
X5 Retail Group NV GDR(1)	2,880	106,715
Yandex NV, A Shares(1)	2,813	93,138
		301,833
South Africa — 4.4%
Capitec Bank Holdings Ltd.	1,815	130,472
Dis-Chem Pharmacies Ltd.	66,094	178,203
Discovery Ltd.	7,362	88,471
Sappi Ltd.	15,644	110,883
		508,029
South Korea — 11.9%
CJ Logistics Corp.(1)	502	70,118
Cosmax, Inc.	671	77,281
Doosan Infracore Co. Ltd.(1)	17,102	140,592
Duk San Neolux Co. Ltd.(1)	8,587	181,460

	Shares	Value
Hyundai Mipo Dockyard Co. Ltd.(1)	1,063	$90,941
Koh Young Technology, Inc.	1,536	124,116
Kumho Petrochemical Co. Ltd.	1,074	88,511
LG Innotek Co. Ltd.	666	99,661
Mando Corp.	529	161,721
Medy-Tox, Inc.	213	91,189
Seegene, Inc.(1)	4,819	144,397
SK Materials Co. Ltd.	660	110,977
		1,380,964
Taiwan — 17.4%
Airtac International Group	10,446	178,641
ASPEED Technology, Inc.	7,000	164,293
Chroma ATE, Inc.	39,000	230,761
Global PMX Co. Ltd.	17,000	97,303
Globalwafers Co. Ltd.	12,000	164,035
Gourmet Master Co. Ltd.	16,100	202,863
Hota Industrial Manufacturing Co. Ltd.	14,829	65,889
Land Mark Optoelectronics Corp.	11,000	139,322
Macronix International(1)	148,225	237,453
Nien Made Enterprise Co. Ltd.	9,000	82,964
Powertech Technology, Inc.	22,000	66,919
Taiwan Paiho Ltd.	28,000	107,302
TCI Co. Ltd.	21,411	207,805
Vanguard International Semiconductor Corp.	32,000	76,792
		2,022,342
Thailand — 5.9%
CH Karnchang PCL	44,900	35,716
Digital Telecommunications Infrastructure Fund	139,300	60,992
Erawan Group PCL (The)	766,700	193,651
Minor International PCL	90,400	120,423
Sino-Thai Engineering & Construction PCL	107,000	80,610
Srisawad Corp. PCL	40,212	77,645
Workpoint Entertainment PCL	47,000	120,934
		689,971
Turkey — 1.7%
TAV Havalimanlari Holding AS	20,289	101,170
Tofas Turk Otomobil Fabrikasi AS	12,378	98,662
		199,832
TOTAL COMMON STOCKS (Cost $8,655,175)		10,923,554
EXCHANGE-TRADED FUNDS — 4.8%
iShares MSCI India Small-Cap ETF (Cost $387,039)	11,099	561,942
TEMPORARY CASH INVESTMENTS — 2.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 3.75%, 4/15/18 - 2/15/47, valued at $135,961), in a joint trading account at 0.88%, dated 11/30/17, due 12/1/17 (Delivery value $133,568)		133,565

	Shares	Value
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.125%, 8/15/44, valued at $117,657), at 0.34%, dated 11/30/17, due 12/1/17 (Delivery value $111,001)		$111,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	498	498
TOTAL TEMPORARY CASH INVESTMENTS (Cost $245,063)		245,063
TOTAL INVESTMENT SECURITIES — 100.8% (Cost $9,287,277)		11,730,559
OTHER ASSETS AND LIABILITIES — (0.8)%		(97,497)
TOTAL NET ASSETS — 100.0%		$11,633,062

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Consumer Discretionary	24.0%
Information Technology	21.9%
Consumer Staples	10.0%
Industrials	9.8%
Materials	9.4%
Financials	8.5%
Health Care	3.8%
Real Estate	2.1%
Energy	1.7%
Telecommunication Services	1.6%
Utilities	1.1%
Exchange-Traded Funds	4.8%
Cash and Equivalents*	1.3%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

Statement of Assets and Liabilities

NOVEMBER 30, 2017
Assets
Investment securities, at value (cost of $9,287,277)	$11,730,559
Receivable for capital shares sold	3,500
Dividends and interest receivable	3,209
11,737,268

Liabilities
Payable for investments purchased	57,406
Accrued management fees	15,118
Distribution and service fees payable	1,656
Accrued foreign taxes	29,970
Accrued other expenses	56
104,206

Net Assets	$11,633,062

Net Assets Consist of:
Capital (par value and paid-in surplus)	$9,236,550
Distributions in excess of net investment income	(29,939)
Undistributed net realized gain	13,164
Net unrealized appreciation	2,413,287
$11,633,062

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$6,883,585	503,890	$13.66
I Class, $0.01 Par Value	$829,447	60,639	$13.68
A Class, $0.01 Par Value	$1,956,221	143,430	$13.64*
C Class, $0.01 Par Value	$1,355,360	100,000	$13.55
R Class, $0.01 Par Value	$331,284	24,328	$13.62
R6 Class, $0.01 Par Value	$277,165	20,244	$13.69
*Maximum offering price $14.47 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED NOVEMBER 30, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $13,037)	$119,173
Interest	1,719
120,892

Expenses:
Management fees	131,202
Distribution and service fees:
A Class	4,168
C Class	11,925
R Class	1,320
Directors' fees and expenses	247
Other expenses	287
149,149

Net investment income (loss)	(28,257)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $2,124)	237,753
Foreign currency translation transactions	(4,027)
233,726

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(29,970))	2,011,201
Translation of assets and liabilities in foreign currencies	411
2,011,612

Net realized and unrealized gain (loss)	2,245,338

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,217,081

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEAR ENDED NOVEMBER 30, 2017 AND PERIOD ENDED NOVEMER 30, 2016
Increase (Decrease) in Net Assets	November 30, 2017	November 30, 2016(1)
Operations
Net investment income (loss)	$(28,257)	$12,647
Net realized gain (loss)	233,726	(199,836)
Change in net unrealized appreciation (depreciation)	2,011,612	401,675
Net increase (decrease) in net assets resulting from operations	2,217,081	214,486

Distributions to Shareholders
From net investment income:
Investor Class	(20,088)	—
I Class	(6,486)	—
A Class	(8,573)	—
R Class	(737)	—
R6 Class	(2,472)	—
Decrease in net assets from distributions	(38,356)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	3,950,648	5,289,203

Net increase (decrease) in net assets	6,129,373	5,503,689

Net Assets
Beginning of period	5,503,689	—
End of period	$11,633,062	$5,503,689

Undistributed (distributions in excess of) net investment income	$(29,939)	$4,335

(1)	April 7, 2016 (fund inception) through November 30, 2016.

See Notes to Financial Statements.

Notes to Financial Statements

NOVEMBER 30, 2017

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Emerging Markets Small Cap Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth.

The fund offers the Investor Class, I Class (formerly Institutional Class), A Class, C Class, R Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. All classes of the fund commenced sale on April 7, 2016, the fund’s inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 59% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

The annual management fee for each class is as follows:

Investor Class	I Class	A Class	C Class	R Class	R6 Class
1.60%	1.40%	1.60%	1.60%	1.60%	1.25%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2017 were $7,803,079 and $3,921,534, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2017		Period ended November 30, 2016(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	426,322	$5,355,178	236,567	$2,387,142
Issued in reinvestment of distributions	1,979	20,088	—	—
Redeemed	(151,549)	(1,951,627)	(9,429)	(101,758)
	276,752	3,423,639	227,138	2,285,384
I Class/Shares Authorized	50,000,000		50,000,000
Sold	—	—	60,000	600,000
Issued in reinvestment of distributions	639	6,486	—	—
	639	6,486	60,000	600,000
A Class/Shares Authorized	40,000,000		50,000,000
Sold	42,584	460,431	100,028	1,000,309
Issued in reinvestment of distributions	844	8,573	—	—
Redeemed	(26)	(328)	—	—
	43,402	468,676	100,028	1,000,309
C Class/Shares Authorized	30,000,000		50,000,000
Sold	—	—	100,000	1,000,000
R Class/Shares Authorized	30,000,000		50,000,000
Sold	4,209	52,231	20,378	203,997
Issued in reinvestment of distributions	73	737	—	—
Redeemed	(287)	(3,593)	(45)	(487)
	3,995	49,375	20,333	203,510
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	—	—	20,000	200,000
Issued in reinvestment of distributions	244	2,472	—	—
	244	2,472	20,000	200,000
Net increase (decrease)	325,032	$3,950,648	527,499	$5,289,203

(1)	April 7, 2016 (fund inception) through November 30, 2016.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Argentina	$61,736	—	—
Brazil	127,813	$1,135,260	—
China	636,353	2,267,646	—
Russia	93,138	208,695	—
Other Countries	—	6,392,913	—
Exchange-Traded Funds	561,942	—	—
Temporary Cash Investments	498	244,565	—
	$1,481,480	$10,249,079	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

8. Federal Tax Information

On December 19, 2017, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 18, 2017 of $0.0155 for the Investor Class, I Class, A Class, C Class,
R Class and R6 Class.

On December 19, 2017, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 18, 2017:

Investor Class	I Class	A Class	C Class	R Class	R6 Class
$0.1415	$0.1689	$0.1072	$0.0043	$0.0729	$0.1895

The tax character of distributions paid during the year ended November 30, 2017 and the period ended November 30, 2016 were as follows:

	2017	2016(1)
Distributions Paid From
Ordinary income	$38,356	—
Long-term capital gains	—	—

(1) April 7, 2016 (fund inception) through November 30, 2016.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$9,397,293
Gross tax appreciation of investments	$2,522,116
Gross tax depreciation of investments	(188,850)
Net tax appreciation (depreciation) of investments	2,333,266
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(29,995)
Net tax appreciation (depreciation)	$2,303,271
Undistributed ordinary income	$80,077
Accumulated long-term gains	$13,164

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$10.45	(0.03)	3.33	3.30	(0.09)	$13.66	31.85%	1.61%	(0.16)%	49%	$6,884
2016(4)	$10.00	0.04	0.41	0.45	—	$10.45	4.50%	1.60%(5)	0.59%(5)	51%	$2,373
I Class(6)
2017	$10.46	0.01	3.32	3.33	(0.11)	$13.68	32.18%	1.41%	0.04%	49%	$829
2016(4)	$10.00	0.05	0.41	0.46	—	$10.46	4.60%	1.40%(5)	0.79%(5)	51%	$628
A Class
2017	$10.43	(0.04)	3.31	3.27	(0.06)	$13.64	31.57%	1.86%	(0.41)%	49%	$1,956
2016(4)	$10.00	0.02	0.41	0.43	—	$10.43	4.30%	1.85%(5)	0.34%(5)	51%	$1,043
C Class
2017	$10.38	(0.13)	3.30	3.17	—	$13.55	30.54%	2.61%	(1.16)%	49%	$1,355
2016(4)	$10.00	(0.03)	0.41	0.38	—	$10.38	3.80%	2.60%(5)	(0.41)%(5)	51%	$1,038
R Class
2017	$10.41	(0.07)	3.32	3.25	(0.04)	$13.62	31.30%	2.11%	(0.66)%	49%	$331
2016(4)	$10.00	0.01	0.40	0.41	—	$10.41	4.10%	2.10%(5)	0.09%(5)	51%	$212
R6 Class
2017	$10.47	0.03	3.31	3.34	(0.12)	$13.69	32.35%	1.26%	0.19%	49%	$277
2016(4)	$10.00	0.06	0.41	0.47	—	$10.47	4.70%	1.25%(5)	0.94%(5)	51%	$209

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)	April 7, 2016 (fund inception) through November 30, 2016.

(5)	Annualized.

(6)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Emerging Markets Small Cap Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2017, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for year then ended and for the period from April 7, 2016 (commencement date) through November 30, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Small Cap Fund of American Century World Mutual Funds, Inc. as of November 30, 2017, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for year then ended and for the period from April 7, 2016 (commencement date) through November 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2018

25

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	69	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc. and MGP Ingredients, Inc.
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

28

Approval of Management Agreement

At a meeting held on June 29, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by the Fund and the Advisor regarding financial intermediaries, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In

29

connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed during the year to compliance with the Department of Labor fiduciary rule and share class modernization.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement. More detailed information about the Fund's performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board

30

found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board discussed with the Advisor the factors that impacted the level of the fee in relation to its peers and accepted the Advisor's explanation of such factors. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

31

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

32

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century World Mutual Funds, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$5,482,015,298	$72,735,781
Barry Fink	$5,485,170,607	$69,580,472
Jan M. Lewis	$5,489,025,901	$65,725,178
Stephen E. Yates	$5,481,872,069	$72,879,010
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2017.

For the fiscal year ended November 30, 2017, the fund intends to pass through to shareholders foreign source income of $129,042 and foreign taxes paid of $12,868, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2017 are $0.1514 and $0.0151, respectively.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91033 1801

Annual Report

November 30, 2017

Focused International Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Upbeat Earnings, Economic Data Sparked Strong Gains for Global Stocks

Throughout the world, improving economic activity, healthy corporate earnings growth, and supportive central bank policies helped fuel robust double-digit gains for global stocks. The rally began early in the period, largely in response to the economic-growth implications of Donald Trump’s presidential election victory, and it forged ahead with few interruptions through November 2017. The 12-month period included several potential sources of financial market disruption, including acts of terrorism, North Korean saber-rattling, and an active and destructive hurricane season. Yet any resulting volatility was short-lived, as investors remained focused on positive economic and earnings news. Furthermore, in the U.S., the prospect for pro-growth tax reform propelled major stock indices to several record-high levels.

Among the developed markets, equity performance was notably strong in Europe, where solid corporate profits, improving economic growth rates, declining unemployment, and perceived market-friendly election results in France and Germany supported gains. In addition, the European Central Bank continued to provide stimulus support in the wake of persistently low inflation, which also helped stocks advance. Returns for emerging markets stocks were even stronger, bolstered by improving global and local economic and business fundamentals and rising oil prices.

The broad “risk-on” sentiment also extended to the global fixed-income market, where emerging markets bonds and high-yield corporate bonds were top performers. These securities satisfied investor demand for yield as interest rates remained relatively low throughout the world.

With global growth synchronizing and strengthening and central banks pursuing varying degrees of policy normalization, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2017
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	AFCNX	32.40%	16.48%	3/29/16
MSCI ACWI ex-U.S. Index	—	27.59%	18.44%	—
I Class	AFCSX	32.74%	16.73%	3/29/16
A Class	AFCLX			3/29/16
No sales charge		32.13%	16.20%
With sales charge		24.58%	12.16%
C Class	AFCHX	31.20%	15.35%	3/29/16
R Class	AFCWX	31.73%	15.91%	3/29/16
R6 Class	AFCMX	32.90%	16.89%	3/29/16

Prior to April 10, 2017, the I Class was referred to as the Institutional Class. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made March 29, 2016
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2017
Investor Class — $12,909

MSCI ACWI ex-U.S. Index — $13,275

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R6 Class
1.24%	1.04%	1.49%	2.24%	1.74%	0.89%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Manager: Raj Gandhi and James Gendelman
In December 2017, Jim Zhao was promoted from analyst to co-portfolio manager for Non-U.S. Growth strategies.

Performance Summary
Focused International Growth gained 32.40%* for the 12 months ended November 30, 2017. The portfolio’s benchmark, the MSCI ACWI ex-US Index, increased 27.59% for the same period.
Non-U.S. developed market stocks produced strong gains during the 12-month period, outperforming U.S.-based equities, and growth stocks outpaced their value counterparts. Among non-U.S. developed market stocks, those based in Europe fared the best, followed by Japan and the Far East. The strength in non-U.S. growth equity performance was supported by increasing evidence of a long-duration earnings recovery.
Growth in non-U.S. markets was driven by improved global earnings growth. Growth in Europe was supported by strong revenue and earnings growth. Rising consumer and business confidence, coupled with improved corporate profits, have also led to increased capital spending and employment growth.
Japanese stocks have benefited from better-than-expected earnings, driven by improved capital spending, consumer confidence and export growth. In addition, the Japanese economy grew at a 2.5% annualized real rate in the third quarter of the year and has now expanded for seven consecutive quarters, the longest growth streak on record.
Overall, the fund surpassed its benchmark primarily due to stock selection in the information technology, financials, and consumer discretionary sectors; positioning in information technology stocks also helped to a lesser extent. Regionally, stock selection in China, and an underweight in Canada contributed to the fund’s outperformance.
Information Technology Sector Was Main Contributor
Information technology returns were driven by strong stock decisions. A sector overweight also proved beneficial, though to a lesser extent. Stock selection in financials also helped. Geographically, stock decisions in China as well as an underweight in Canada added value.
Internet firms Alibaba Group Holding and Tencent Holdings drove returns in information technology. Alibaba continues to be a strong performer driven by better-than-expected revenue and earnings growth. The company continues to report greater-than-anticipated quarterly results, resulting in upward revisions to revenue and earnings estimates. Tencent rallied after the company announced it had secured the exclusive rights for the popular Playerunknown’s Battlegrounds (PUBG) game in China. It also reported better-than-expected revenue and earnings throughout the period.
In financials, London Stock Exchange, an owner of financial exchanges around the world, reported strong results driven by the continued changes in its product mix away from capital markets toward higher-margin, subscription-based, post-trade data and information. In addition, new security types are being added to the company’s clearing business.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

In consumer discretionary, luxury goods firm Kering reported strong results driven by strength in its Gucci brand, which continues to benefit from new designs, new store formats, and increased luxury-goods demand.
Commodity-Related Businesses Were Among Leading Detractors
Stock selection in materials hurt returns. Regionally, an overweight in Brazil and an underweight in South Korea as well as stock selection in the latter hampered results.
In materials, iron ore producer Fortescue Metals Group, which suffered amid supply/demand imbalances that resulted in weak iron ore prices, detracted from relative returns. We exited the position.
Automotive manufacturer Tata Motors’ stock was weak after reporting disappointing results, particularly for Jaguar. We exited the position on this news.
Oil and gas exploration and production firm Tullow Oil, whose performance is closely tied to oil prices, was a victim of weakness in the commodity, particularly earlier in the period. We eliminated the position.
Outlook
We remain focused on our disciplined, bottom-up fundamental process of identifying opportunities with accelerating, sustainable growth, where we see upside to consensus estimates. The portfolio is built through bottom-up stock selection within a risk aware framework. We do not make top down sector or regional allocations. Confidence in sustained earnings growth continues to improve supported by a strong global economic backdrop and confirmed by this strong earnings season and outlook. We expect earnings to continue to be the key driver of stock price performance. Information technology remains the largest sector overweight supported by multiple trends, including the shift from online to digital, strong demand for factory automation solutions, and broad-based improvement in semiconductor demand, supported by increased complexity and proliferation into end markets. Consumer discretionary remains a large overweight. Factors supporting our positive view for the sector include the shift in shopping from bricks and mortar to online as well as a general recovery in luxury goods demand. The portfolio has no exposure in the utilities and telecommunication services sectors, where we have not seen examples of companies exhibiting accelerating, sustainable growth that fit our investment process.
Europe remains our largest regional weighting. While the recovery in European earnings is behind that of the U.S., European earnings are the strongest in seven years with evidence of sustainability. Companies in Europe are benefiting from improved revenue growth combined with strong operating leverage. We expect foreign exchange to be less of a headwind going forward as the euro/dollar exchange rate stabilizes.

6

Fund Characteristics

NOVEMBER 30, 2017
Top Ten Holdings	% of net assets
Alibaba Group Holding Ltd. ADR	3.7%
Lonza Group AG	3.6%
Tencent Holdings Ltd.	3.4%
AIA Group Ltd.	3.4%
London Stock Exchange Group plc	3.2%
Kering	3.1%
CSL Ltd.	3.1%
Treasury Wine Estates Ltd.	3.0%
adidas AG	3.0%
Nintendo Co. Ltd.	2.9%

Types of Investments in Portfolio	% of net assets
Common Stocks	95.0%
Temporary Cash Investments	4.3%
Other Assets and Liabilities	0.7%

Investments by Country	% of net assets
United Kingdom	15.1%
Japan	12.9%
Switzerland	7.3%
China	7.1%
Germany	7.0%
Australia	6.1%
Brazil	5.3%
France	5.2%
Denmark	4.0%
Hong Kong	3.4%
Ireland	2.9%
Austria	2.8%
Indonesia	2.6%
Russia	2.4%
Belgium	2.1%
India	2.1%
Taiwan	2.1%
Other Countries	4.6%
Cash and Equivalents*	5.0%
*Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2017 to November 30, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/17	Ending Account Value 11/30/17	Expenses Paid During Period(1) 6/1/17 - 11/30/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,143.80	$6.66	1.24%
I Class	$1,000	$1,145.50	$5.59	1.04%
A Class	$1,000	$1,143.00	$8.00	1.49%
C Class	$1,000	$1,139.00	$12.01	2.24%
R Class	$1,000	$1,141.20	$9.34	1.74%
R6 Class	$1,000	$1,146.40	$4.79	0.89%
Hypothetical
Investor Class	$1,000	$1,018.85	$6.28	1.24%
I Class	$1,000	$1,019.85	$5.27	1.04%
A Class	$1,000	$1,017.60	$7.54	1.49%
C Class	$1,000	$1,013.84	$11.31	2.24%
R Class	$1,000	$1,016.35	$8.80	1.74%
R6 Class	$1,000	$1,020.61	$4.51	0.89%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

NOVEMBER 30, 2017

	Shares	Value
COMMON STOCKS — 95.0%
Australia — 6.1%
CSL Ltd.	2,730	$297,044
Treasury Wine Estates Ltd.	24,850	296,794
		593,838
Austria — 2.8%
Erste Group Bank AG	6,350	276,233
Belgium — 2.1%
KBC Group NV	2,560	209,595
Brazil — 5.3%
Itau Unibanco Holding SA Preference Shares	12,300	155,072
Localiza Rent a Car SA	33,900	207,432
Lojas Renner SA	14,900	154,442
		516,946
China — 7.1%
Alibaba Group Holding Ltd. ADR(1)	2,050	363,014
Tencent Holdings Ltd.	6,500	335,524
		698,538
Denmark — 4.0%
AP Moller - Maersk A/S, B Shares	90	161,464
DSV A/S	3,020	232,613
		394,077
France — 5.2%
Kering	690	306,295
TOTAL SA	3,550	200,433
		506,728
Germany — 7.0%
adidas AG	1,390	289,850
Infineon Technologies AG	6,980	192,801
Zalando SE(1)	4,010	205,321
		687,972
Hong Kong — 3.4%
AIA Group Ltd.	40,400	329,297
India — 2.1%
HDFC Bank Ltd. ADR	2,140	207,794
Indonesia — 2.6%
Bank Mandiri Persero Tbk PT	455,300	249,832
Ireland — 2.9%
CRH plc	3,190	110,078
Ryanair Holdings plc ADR(1)	1,460	178,032
		288,110
Japan — 12.9%
Komatsu Ltd.	7,000	218,205

10

	Shares	Value
MonotaRO Co. Ltd.	5,500	$157,168
Nintendo Co. Ltd.	700	284,200
Pola Orbis Holdings, Inc.	6,200	227,018
Recruit Holdings Co. Ltd.	8,500	199,519
Start Today Co. Ltd.	5,600	172,577
		1,258,687
Mexico — 1.5%
Grupo Financiero Banorte SAB de CV	24,630	144,660
Portugal — 1.4%
Jeronimo Martins SGPS SA	6,720	131,913
Russia — 2.4%
Yandex NV, A Shares(1)	6,990	231,439
Sweden — 1.7%
Lundin Petroleum AB(1)	7,410	170,629
Switzerland — 7.3%
ABB Ltd.	7,290	186,599
Lonza Group AG	1,350	352,695
Roche Holding AG	710	179,163
		718,457
Taiwan — 2.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	27,000	203,269
United Kingdom — 15.1%
Ashtead Group plc	7,380	189,701
B&M European Value Retail SA	29,920	154,606
Diageo plc	7,900	272,939
Ferguson plc	2,660	192,045
London Stock Exchange Group plc	6,170	315,708
St. James's Place plc	9,970	163,774
Weir Group plc (The)	6,960	183,730
		1,472,503
TOTAL COMMON STOCKS (Cost $7,448,795)		9,290,517
TEMPORARY CASH INVESTMENTS — 4.3%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 3.75%, 4/15/18 - 2/15/47, valued at $236,074), in a joint trading account at 0.88%, dated 11/30/17, due 12/1/17 (Delivery value $231,921)		231,915
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.125%, 8/15/44, valued at $197,877), at 0.34%, dated 11/30/17, due 12/1/17 (Delivery value $193,002)		193,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	599	599
TOTAL TEMPORARY CASH INVESTMENTS (Cost $425,514)		425,514
TOTAL INVESTMENT SECURITIES — 99.3% (Cost $7,874,309)		9,716,031
OTHER ASSETS AND LIABILITIES — 0.7%		65,399
TOTAL NET ASSETS — 100.0%		$9,781,430

11

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Industrials	21.5%
Financials	21.0%
Information Technology	16.5%
Consumer Discretionary	13.1%
Consumer Staples	9.5%
Health Care	8.5%
Energy	3.8%
Materials	1.1%
Cash and Equivalents*	5.0%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

NOVEMBER 30, 2017
Assets
Investment securities, at value (cost of $7,874,309)	$9,716,031
Foreign currency holdings, at value (cost of $2,179)	2,166
Receivable for capital shares sold	95,761
Dividends and interest receivable	10,668
9,824,626

Liabilities
Payable for investments purchased	3,931
Payable for capital shares redeemed	28,297
Accrued management fees	9,492
Distribution and service fees payable	1,428
Accrued other expenses	48
43,196

Net Assets	$9,781,430

Net Assets Consist of:
Capital (par value and paid-in surplus)	$8,072,224
Accumulated net realized loss	(132,903)
Net unrealized appreciation	1,842,109
$9,781,430

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$5,882,175	459,177	$12.81
I Class, $0.01 Par Value	$777,305	60,585	$12.83
A Class, $0.01 Par Value	$1,294,687	101,216	$12.79*
C Class, $0.01 Par Value	$1,269,929	100,012	$12.70
R Class, $0.01 Par Value	$297,583	23,305	$12.77
R6 Class, $0.01 Par Value	$259,751	20,225	$12.84
*Maximum offering price $13.57 (net asset value divided by 0.9425).

See Notes to Financial Statements.

13

Statement of Operations

FOR THE YEAR ENDED NOVEMBER 30, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $8,597)	$92,969
Interest	1,390
94,359

Expenses:
Management fees	82,194
Distribution and service fees:
A Class	2,830
C Class	11,153
R Class	1,181
Directors' fees and expenses	205
Other expenses	189
97,752

Net investment income (loss)	(3,393)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	30,106
Foreign currency translation transactions	(1,210)
28,896

Change in net unrealized appreciation (depreciation) on:
Investments	1,839,905
Translation of assets and liabilities in foreign currencies	736
1,840,641

Net realized and unrealized gain (loss)	1,869,537

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,866,144

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEAR ENDED NOVEMBER 30, 2017 AND PERIOD ENDED NOVEMBER 30, 2016
Increase (Decrease) in Net Assets	November 30, 2017	November 30, 2016(1)
Operations
Net investment income (loss)	$(3,393)	$11,526
Net realized gain (loss)	28,896	(150,814)
Change in net unrealized appreciation (depreciation)	1,840,641	1,468
Net increase (decrease) in net assets resulting from operations	1,866,144	(137,820)

Distributions to Shareholders
From net investment income:
Investor Class	(15,998)	—
I Class	(5,676)	—
A Class	(5,085)	—
R Class	(529)	—
R6 Class	(2,184)	—
Decrease in net assets from distributions	(29,472)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	2,946,598	5,135,980

Net increase (decrease) in net assets	4,783,270	4,998,160

Net Assets
Beginning of period	4,998,160	—
End of period	$9,781,430	$4,998,160

Undistributed net investment income	—	$16,781

(1)	March 29, 2016 (fund inception) through November 30, 2016.

See Notes to Financial Statements.

15

Notes to Financial Statements

NOVEMBER 30, 2017

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Focused International Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, I Class (formerly Institutional Class), A Class, C Class, R Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. All classes of the fund commenced sale on March 29, 2016, the fund's inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the

16

fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

17

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 66% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

The annual management fee for each class is as follows:

Investor Class	I Class	A Class	C Class	R Class	R6 Class
1.23%	1.03%	1.23%	1.23%	1.23%	0.88%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2017 were $7,551,980 and $5,048,406, respectively.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2017		Period ended November 30, 2016(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	312,694	$3,673,401	220,924	$2,212,252
Issued in reinvestment of distributions	1,649	15,998	—	—
Redeemed	(67,881)	(795,766)	(8,209)	(83,202)
	246,462	2,893,633	212,715	2,129,050
I Class/Shares Authorized	50,000,000		50,000,000
Sold	—	—	60,000	600,000
Issued in reinvestment of distributions	585	5,676	—	—
	585	5,676	60,000	600,000
A Class/Shares Authorized	40,000,000		50,000,000
Sold	201	2,367	100,491	1,005,000
Issued in reinvestment of distributions	524	5,085	—	—
	725	7,452	100,491	1,005,000
C Class/Shares Authorized	30,000,000		50,000,000
Sold	12	147	100,000	1,000,000
R Class/Shares Authorized	30,000,000		50,000,000
Sold	3,495	42,262	20,203	202,104
Issued in reinvestment of distributions	54	529	—	—
Redeemed	(430)	(5,285)	(17)	(174)
	3,119	37,506	20,186	201,930
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	—	—	20,000	200,000
Issued in reinvestment of distributions	225	2,184	—	—
	225	2,184	20,000	200,000
Net increase (decrease)	251,128	$2,946,598	513,392	$5,135,980

(1)	March 29, 2016 (fund inception) through November 30, 2016.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

19

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
China	$363,014	$335,524	—
India	207,794	—	—
Ireland	178,032	110,078	—
Russia	231,439	—	—
Other Countries	—	7,864,636	—
Temporary Cash Investments	599	424,915	—
	$980,878	$8,735,153	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

The tax character of distributions paid during the year ended November 30, 2017 and period ended November 30, 2016 were as follows:

	2017	2016(1)
Distributions Paid From
Ordinary income	$29,472	—
Long-term capital gains	—	—

(1) April 7, 2016 (fund inception) through November 30, 2016.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$7,880,775
Gross tax appreciation of investments	$1,883,442
Gross tax depreciation of investments	(48,186)
Net tax appreciation (depreciation) of investments	1,835,256
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	387
Net tax appreciation (depreciation)	$1,835,643
Undistributed ordinary income	—
Accumulated short-term capital losses	$(126,437)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$9.75	0.01	3.13	3.14	(0.08)	$12.81	32.40%	1.24%	0.14%	76%	$5,882
2016(3)	$10.00	0.04	(0.29)	(0.25)	—	$9.75	(2.50)%	1.23%(4)	0.56%(4)	47%	$2,074
I Class(5)
2017	$9.76	0.05	3.11	3.16	(0.09)	$12.83	32.74%	1.04%	0.34%	76%	$777
2016(3)	$10.00	0.05	(0.29)	(0.24)	—	$9.76	(2.40)%	1.03%(4)	0.76%(4)	47%	$586
A Class
2017	$9.73	(0.01)	3.12	3.11	(0.05)	$12.79	32.13%	1.49%	(0.11)%	76%	$1,295
2016(3)	$10.00	0.02	(0.29)	(0.27)	—	$9.73	(2.70)%	1.48%(4)	0.31%(4)	47%	$978
C Class
2017	$9.68	(0.09)	3.11	3.02	—	$12.70	31.20%	2.24%	(0.86)%	76%	$1,270
2016(3)	$10.00	(0.03)	(0.29)	(0.32)	—	$9.68	(3.20)%	2.23%(4)	(0.44)%(4)	47%	$968
R Class
2017	$9.72	(0.04)	3.12	3.08	(0.03)	$12.77	31.73%	1.74%	(0.36)%	76%	$298
2016(3)	$10.00	—(6)	(0.28)	(0.28)	—	$9.72	(2.80)%	1.73%(4)	0.06%(4)	47%	$196
R6 Class
2017	$9.77	0.06	3.12	3.18	(0.11)	$12.84	32.90%	0.89%	0.49%	76%	$260
2016(3)	$10.00	0.06	(0.29)	(0.23)	—	$9.77	(2.30)%	0.88%(4)	0.91%(4)	47%	$195

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	March 29, 2016 (fund inception) through November 30, 2016.

(4)	Annualized.

(5)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(6)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Focused International Growth Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2017, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for year then ended and for the period from March 29, 2016 (commencement date) through November 30, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Focused International Growth Fund of American Century World Mutual Funds, Inc. as of November 30, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for year then ended and for the period from March 29, 2016 (commencement date) through November 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2018

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	69	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc. and MGP Ingredients, Inc.
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

26

Approval of Management Agreement

At a meeting held on June 29, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by the Fund and the Advisor regarding financial intermediaries, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In

27

connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed during the year to compliance with the Department of Labor fiduciary rule and share class modernization.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement. More detailed information about the Fund's performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board

28

found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board discussed with the Advisor the factors that impacted the level of the fee in relation to its peers and accepted the Advisor's explanation of such factors. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

29

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

30

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century World Mutual Funds, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$5,482,015,298	$72,735,781
Barry Fink	$5,485,170,607	$69,580,472
Jan M. Lewis	$5,489,025,901	$65,725,178
Stephen E. Yates	$5,481,872,069	$72,879,010
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

31

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

32

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2017.

33

Notes

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91034 1801

Annual Report

November 30, 2017

Global Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Upbeat Earnings, Economic Data Sparked Strong Gains for Global Stocks

Throughout the world, improving economic activity, healthy corporate earnings growth, and supportive central bank policies helped fuel robust double-digit gains for global stocks. The rally began early in the period, largely in response to the economic-growth implications of Donald Trump’s presidential election victory, and it forged ahead with few interruptions through November 2017. The 12-month period included several potential sources of financial market disruption, including acts of terrorism, North Korean saber-rattling, and an active and destructive hurricane season. Yet any resulting volatility was short-lived, as investors remained focused on positive economic and earnings news. Furthermore, in the U.S., the prospect for pro-growth tax reform propelled major stock indices to several record-high levels.

Among the developed markets, equity performance was notably strong in Europe, where solid corporate profits, improving economic growth rates, declining unemployment, and perceived market-friendly election results in France and Germany supported gains. In addition, the European Central Bank continued to provide stimulus support in the wake of persistently low inflation, which also helped stocks advance. Returns for emerging markets stocks were even stronger, bolstered by improving global and local economic and business fundamentals and rising oil prices.

The broad “risk-on” sentiment also extended to the global fixed-income market, where emerging markets bonds and high-yield corporate bonds were top performers. These securities satisfied investor demand for yield as interest rates remained relatively low throughout the world.

With global growth synchronizing and strengthening and central banks pursuing varying degrees of policy normalization, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWGGX	27.99%	11.75%	4.93%	—	12/1/98
MSCI World Index	—	23.66%	11.75%	4.75%	—	—
I Class	AGGIX	28.25%	11.96%	5.14%	—	8/1/00
Y Class	AGYGX	—	—	—	16.99%	4/10/17
A Class	AGGRX					2/5/99
No sales charge		27.65%	11.46%	4.66%	—
With sales charge		20.26%	10.15%	4.04%	—
C Class	AGLCX	26.77%	10.66%	3.89%	—	3/1/02
R Class	AGORX	27.29%	11.19%	4.40%	—	7/29/05
R5 Class	AGFGX	—	—	—	16.81%	4/10/17
R6 Class	AGGDX	28.46%	—	—	10.24%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2017
Investor Class — $16,182

MSCI World Index — $15,915

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.08%	0.88%	0.73%	1.33%	2.08%	1.58%	0.88%	0.73%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Keith Creveling, Brent Puff, and Ted Harlan

Performance Summary

Global Growth returned 27.99%* for the 12 months ended November 30, 2017, outperforming its benchmark, the MSCI World Index, which returned 23.66%.

The fund’s outperformance was driven primarily by strong stock selection in the information technology and financials sectors. Conversely, gains were limited by materials and energy holdings. Geographically, investments in the U.S. and exposure in China, a country not represented in the fund’s benchmark, lifted returns. Meanwhile, negative stock selection in Germany hindered relative performance. An overweight position and stock selection in Ireland also detracted. Notably, the fund’s only investment in Ireland was building materials company CRH.

Information Technology Holdings Contributed

Leading sector contribution came primarily from information technology, where internet company Tencent Holdings, e-commerce business Alibaba Group Holding, and software firm Adobe Systems delivered strong performance. Tencent’s stock was lifted by better-than-expected revenue and earnings growth driven by strength in online gaming and online advertising. The company also has been realizing success in its cloud and payments businesses. Similarly, Alibaba Group Holding’s share price gained after management reported revenue and earnings growth that exceeded consensus estimates. The company also announced that margins had expanded. Alibaba continues to dominate online retailing in China. Adobe Systems’ stock gains were driven by increasing demand for its Creative Cloud software tools and strong customer growth and adoption.

Sector contribution also came from financials, where payment processing company PayPal Holdings was a top performer. The stock advanced on news of strong quarterly results, including better-than-expected earnings. Growth in online e-commerce and increasing adoption of digital payment systems continues to bode well for the company.

Key individual performers included Kering. Shares in the luxury goods company rose on the back of a successful product and store restructuring initiative for its core Gucci brand. Sales growth for stores in existence for at least a year have accelerated. We believe that the improving trends at Kering remain sustainable.

Materials Holdings Detracted From Relative Gains

Sector detraction came primarily from the materials sector. Martin Marietta Materials, a manufacturer of cement and aggregates, reported slower aggregate volume growth due to weather-related issues. The third quarter of 2017 was the fourth wettest quarter in Texas for more than 100 years. Aggregate and cement pricing, however, was solid.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Another area of relative weakness in the fund was the energy sector, where oil and gas company Pioneer Natural Resources and natural gas producer EQT delivered disappointing returns. Pioneer Natural Resources traded lower after management reduced full-year production growth forecasts. We believe the production issues are transitory and in no way represent a fundamental problem with regards to the company’s principal oil-producing reservoir. We reduced our position in natural gas producer EQT due to our less-than-favorable view on the medium-term supply and demand fundamentals for natural gas in the U.S. Increased oil production in the U.S. also serves to increase the supply of natural gas, because producing crude oil from shale also yields natural gas byproduct.

On an individual stock basis, Newell Brands was a key detractor. Although the consumer goods company has been delivering on cost synergies from its merger with Jarden Industries, gains have been offset by inconsistent top-line growth. Revenue growth has been negatively impacted by weak demand from large distribution partners. Overall, the company’s financial performance has been weaker than anticipated, and we fully exited our position.

Relative performance also was hindered by not owning Apple, a stock that does not fit our investment process. Share price appreciation was supported by better-than-expected financial results as well as strong orders and positive media reviews for the new iPhone X.

Outlook

Our process continues to be based on fundamental analysis and bottom-up security selection, however, certain broad themes have emerged. For example, the secular shift to online platforms and e-commerce has led to a large absolute position in information technology. We also maintain large absolute positions in the financials and health care sectors. Within financials services, we own select emerging markets banks positioned to sustain growth given a combination of low credit penetration and improving economic activity, nonbank financial companies providing mission-critical data and analytics, and U.S. regional banks expected to benefit from a gradual rise in U.S. interest rate policy. Our focus within health care is on medical device, equipment, and technology companies benefiting from increased research and development spending by end customers.

The fund’s lack of exposure in the utilities sector signifies our belief that there currently are no companies in this sector exhibiting accelerating, sustainable growth that fit our investment process.

Regionally, North America and Europe remain large absolute positions in the fund, while our exposure in Asia and emerging markets is modest. However, we are seeing reasons for optimism about Japan, where we are finding companies we believe are positioned to take advantage of improvements in economic activity, particularly in domestic consumption.

6

Fund Characteristics

NOVEMBER 30, 2017
Top Ten Holdings	% of net assets
Alphabet, Inc.*	3.0%
Facebook, Inc., Class A	2.8%
UnitedHealth Group, Inc.	2.1%
Home Depot, Inc. (The)	2.1%
Pioneer Natural Resources Co.	2.0%
Equinix, Inc.	1.9%
Visa, Inc., Class A	1.9%
American Express Co.	1.9%
Roper Technologies, Inc.	1.8%
AIA Group Ltd.	1.8%
*Includes all classes of the issuer held by the fund.

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	62.4%
Foreign Common Stocks	36.8%
Total Common Stocks	99.2%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	(0.1)%

Investments by Country	% of net assets
United States	62.4%
France	6.4%
Japan	5.5%
United Kingdom	4.6%
China	3.1%
Hong Kong	2.5%
Netherlands	2.3%
Other Countries	12.4%
Cash and Equivalents**	0.8%
**Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2017 to November 30, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/17	Ending Account Value 11/30/17	Expenses Paid During Period(1) 6/1/17 - 11/30/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,101.50	$5.69	1.08%
I Class	$1,000	$1,103.10	$4.64	0.88%
Y Class	$1,000	$1,104.30	$3.85	0.73%
A Class	$1,000	$1,100.00	$7.00	1.33%
C Class	$1,000	$1,096.90	$10.93	2.08%
R Class	$1,000	$1,098.70	$8.31	1.58%
R5 Class	$1,000	$1,102.30	$4.64	0.88%
R6 Class	$1,000	$1,104.30	$3.85	0.73%
Hypothetical
Investor Class	$1,000	$1,019.65	$5.47	1.08%
I Class	$1,000	$1,020.66	$4.46	0.88%
Y Class	$1,000	$1,021.41	$3.70	0.73%
A Class	$1,000	$1,018.40	$6.73	1.33%
C Class	$1,000	$1,014.64	$10.51	2.08%
R Class	$1,000	$1,017.15	$7.99	1.58%
R5 Class	$1,000	$1,020.66	$4.46	0.88%
R6 Class	$1,000	$1,021.41	$3.70	0.73%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

NOVEMBER 30, 2017

	Shares	Value
COMMON STOCKS — 99.2%
Austria — 0.8%
Erste Group Bank AG	103,750	$4,513,254
Brazil — 1.7%
B3 SA - Brasil Bolsa Balcao	803,300	5,703,063
CCR SA	143,200	692,498
Lojas Renner SA	276,200	2,862,871
		9,258,432
China — 3.1%
Alibaba Group Holding Ltd. ADR(1)	47,640	8,436,091
Tencent Holdings Ltd.	163,400	8,434,561
		16,870,652
Denmark — 0.9%
AP Moller - Maersk A/S, B Shares	2,850	5,113,011
France — 6.4%
Danone SA	96,885	8,179,237
Kering	19,830	8,802,655
Legrand SA	72,550	5,439,375
TOTAL SA	141,366	7,981,524
Valeo SA	69,950	5,078,461
		35,481,252
Germany — 0.8%
Zalando SE(1)	86,050	4,405,951
Hong Kong — 2.5%
AIA Group Ltd.	1,225,400	9,988,140
Hang Seng Bank Ltd.	148,100	3,667,438
		13,655,578
Hungary — 0.8%
OTP Bank plc	114,623	4,382,552
India — 1.0%
HDFC Bank Ltd.	191,220	5,510,924
Indonesia — 0.5%
Bank Central Asia Tbk PT	1,945,700	2,928,212
Ireland — 1.6%
CRH plc	251,475	8,677,664
Japan — 5.5%
Keyence Corp.	11,800	6,877,394
ORIX Corp.	384,800	6,638,534
Pola Orbis Holdings, Inc.	105,300	3,855,649
Rakuten, Inc.	445,900	4,584,560
Start Today Co. Ltd.	143,800	4,431,519
Sysmex Corp.	48,100	3,662,069
		30,049,725

10

	Shares	Value
Mexico — 0.4%
Grupo Financiero Banorte SAB de CV	381,740	$2,242,077
Netherlands — 2.3%
ASML Holding NV	20,190	3,549,880
Unilever NV CVA	160,340	9,241,246
		12,791,126
Peru — 0.5%
Credicorp Ltd.	13,460	2,840,464
Poland — 0.4%
Powszechny Zaklad Ubezpieczen SA	179,130	2,253,085
Portugal — 0.8%
Jeronimo Martins SGPS SA	230,630	4,527,241
Switzerland — 1.8%
Julius Baer Group Ltd.	75,490	4,439,380
Lonza Group AG	21,360	5,580,421
		10,019,801
Turkey — 0.4%
Turkiye Garanti Bankasi AS	930,880	2,283,070
United Kingdom — 4.6%
Ashtead Group plc	247,108	6,351,858
B&M European Value Retail SA	520,970	2,692,017
Diageo plc	167,500	5,787,004
London Stock Exchange Group plc	116,620	5,967,233
RPC Group plc	384,810	4,797,854
		25,595,966
United States — 62.4%
ABIOMED, Inc.(1)	13,079	2,548,312
Adobe Systems, Inc.(1)	54,237	9,842,388
Agilent Technologies, Inc.	87,970	6,091,043
Allegion plc	83,546	7,029,561
Alliance Data Systems Corp.	20,897	5,000,025
Alphabet, Inc., Class A(1)	11,925	12,356,327
Alphabet, Inc., Class C(1)	3,954	4,038,655
American Express Co.	104,620	10,222,420
American Tower Corp.	40,860	5,880,980
AMETEK, Inc.	107,560	7,818,536
Autodesk, Inc.(1)	71,360	7,828,192
Bank of America Corp.	142,850	4,024,085
Becton Dickinson and Co.	35,880	8,188,175
Bio-Rad Laboratories, Inc., Class A(1)	18,464	5,009,283
Boston Scientific Corp.(1)	190,890	5,016,589
Catalent, Inc.(1)	76,060	3,026,427
Cerner Corp.(1)	73,790	5,216,215
Danaher Corp.	88,710	8,370,676
EOG Resources, Inc.	82,820	8,474,143
EQT Corp.	73,050	4,353,780
Equinix, Inc.	23,006	10,686,057

11

	Shares	Value
Facebook, Inc., Class A(1)	86,341	$15,297,898
Fortune Brands Home & Security, Inc.	103,103	7,054,307
Home Depot, Inc. (The)	63,284	11,379,729
IHS Markit Ltd.(1)	130,150	5,807,293
Ingersoll-Rand plc	21,226	1,859,822
Intercontinental Exchange, Inc.	130,440	9,319,938
Keysight Technologies, Inc.(1)	77,973	3,391,826
MarketAxess Holdings, Inc.	17,413	3,400,237
Martin Marietta Materials, Inc.	37,880	7,893,813
MasterCard, Inc., Class A	42,400	6,379,928
Medidata Solutions, Inc.(1)	52,930	3,527,255
Monster Beverage Corp.(1)	87,120	5,459,810
MSCI, Inc.	35,870	4,616,469
PayPal Holdings, Inc.(1)	93,200	7,058,036
Pioneer Natural Resources Co.	70,258	10,963,058
Roper Technologies, Inc.	37,970	10,145,964
SBA Communications Corp.(1)	22,250	3,776,938
ServiceNow, Inc.(1)	24,230	2,980,290
Sirius XM Holdings, Inc.	1,064,720	5,855,960
Stanley Black & Decker, Inc.	35,500	6,021,865
Sysco Corp.	74,240	4,285,875
Tapestry, Inc.	125,480	5,231,261
Teleflex, Inc.	20,728	5,503,699
Texas Capital Bancshares, Inc.(1)	45,040	4,069,364
Texas Instruments, Inc.	57,160	5,561,096
UnitedHealth Group, Inc.	50,066	11,423,559
Vantiv, Inc., Class A(1)	78,743	5,905,725
Visa, Inc., Class A	92,142	10,374,268
Webster Financial Corp.	67,870	3,893,702
Zions Bancorporation	143,859	7,128,214
Zoetis, Inc.	109,848	7,940,912
		344,529,980
TOTAL COMMON STOCKS (Cost $372,504,896)		547,930,017
TEMPORARY CASH INVESTMENTS — 0.9%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 3.75%, 4/15/18 - 2/15/47, valued at $2,635,318), in a joint trading account at 0.88%, dated 11/30/17, due 12/1/17 (Delivery value $2,588,951)		2,588,888
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.375%, 5/15/44, valued at $2,201,554), at 0.34%, dated 11/30/17, due 12/1/17 (Delivery value $2,157,020)		2,157,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	4,166	4,166
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,750,054)		4,750,054
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $377,254,950)		552,680,071
OTHER ASSETS AND LIABILITIES — (0.1)%		(575,590)
TOTAL NET ASSETS — 100.0%		$552,104,481

12

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	22.4%
Financials	19.9%
Health Care	14.7%
Industrials	11.4%
Consumer Discretionary	10.0%
Consumer Staples	7.5%
Energy	5.7%
Materials	3.9%
Real Estate	3.7%
Cash and Equivalents*	0.8%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CVA	-	Certificaten Van Aandelen

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2017
Assets
Investment securities, at value (cost of $377,254,950)	$552,680,071
Foreign currency holdings, at value (cost of $8)	8
Receivable for investments sold	1,577,186
Receivable for capital shares sold	107,029
Dividends and interest receivable	747,658
Other assets	1,361
555,113,313

Liabilities
Payable for investments purchased	1,648,644
Payable for capital shares redeemed	876,289
Accrued management fees	466,072
Distribution and service fees payable	14,457
Accrued other expenses	3,370
3,008,832

Net Assets	$552,104,481

Net Assets Consist of:
Capital (par value and paid-in surplus)	$325,878,765
Distributions in excess of net investment income	(2,290,092)
Undistributed net realized gain	53,084,895
Net unrealized appreciation	175,430,913
$552,104,481

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$437,821,836	32,029,444	$13.67
I Class, $0.01 Par Value	$32,497,913	2,336,119	$13.91
Y Class, $0.01 Par Value	$5,845	418	$13.98
A Class, $0.01 Par Value	$30,622,077	2,299,896	$13.31*
C Class, $0.01 Par Value	$5,977,292	507,913	$11.77
R Class, $0.01 Par Value	$7,925,466	603,111	$13.14
R5 Class, $0.01 Par Value	$5,840	420	$13.90
R6 Class, $0.01 Par Value	$37,248,212	2,665,046	$13.98
*Maximum offering price $14.12 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $548,969)	$6,291,195
Interest	16,331
6,307,526

Expenses:
Management fees	5,375,337
Distribution and service fees:
A Class	81,973
C Class	60,243
R Class	38,953
Directors' fees and expenses	15,706
Other expenses	23,587
5,595,799

Net investment income (loss)	711,727

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	59,975,046
Foreign currency translation transactions	(53,057)
59,921,989

Change in net unrealized appreciation (depreciation) on:
Investments	66,350,875
Translation of assets and liabilities in foreign currencies	26,800
66,377,675

Net realized and unrealized gain (loss)	126,299,664

Net Increase (Decrease) in Net Assets Resulting from Operations	$127,011,391

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2017 AND NOVEMBER 30, 2016
Increase (Decrease) in Net Assets	November 30, 2017	November 30, 2016
Operations
Net investment income (loss)	$711,727	$1,269,097
Net realized gain (loss)	59,921,989	5,171,444
Change in net unrealized appreciation (depreciation)	66,377,675	(24,819,740)
Net increase (decrease) in net assets resulting from operations	127,011,391	(18,379,199)

Distributions to Shareholders
From net investment income:
Investor Class	(1,172,124)	(479,702)
I Class	(138,636)	(98,254)
A Class	(88,871)	—
C Class	(5,519)	—
R Class	(15,751)	—
R6 Class	(66,880)	(70,054)
From net realized gains:
Investor Class	(4,516,594)	(28,545,970)
I Class	(453,950)	(2,099,704)
A Class	(430,288)	(3,017,077)
C Class	(85,683)	(622,424)
R Class	(92,080)	(412,601)
R6 Class	(199,745)	(1,009,189)
Decrease in net assets from distributions	(7,266,121)	(36,354,975)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(58,600,370)	(7,759,236)

Redemption Fees
Increase in net assets from redemption fees	7,665	16,755

Net increase (decrease) in net assets	61,152,565	(62,476,655)

Net Assets
Beginning of period	490,951,916	553,428,571
End of period	$552,104,481	$490,951,916

Distributions in excess of net investment income	$(2,290,092)	$(1,600,589)

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2017

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, I Class (formerly Institutional Class), Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

17

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Redemption Fees — Prior to October 9, 2017, the fund may have imposed a 2.00% redemption fee on shares held less than 60 days. The fee was not applicable to all classes. The redemption fee was retained by the fund to help cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

18

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended November 30, 2017 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.050% to 1.300%	1.07%
I Class	0.850% to 1.100%	0.87%
Y Class	0.700% to 0.950%	0.72%
A Class	1.050% to 1.300%	1.07%
C Class	1.050% to 1.300%	1.07%
R Class	1.050% to 1.300%	1.07%
R5 Class	0.850% to 1.100%	0.87%
R6 Class	0.700% to 0.950%	0.72%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $601,144 and $1,312,479, respectively. The effect of interfund transactions on the Statement of Operations was $292,779 in net realized gain (loss) on investment transactions.

19

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2017 were $275,891,832 and $343,399,635, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2017(1)		Year ended November 30, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	340,000,000		300,000,000
Sold	3,498,175	$43,157,809	2,727,985	$29,305,976
Issued in reinvestment of distributions	489,710	5,515,330	2,586,515	28,244,747
Redeemed	(7,677,343)	(92,524,581)	(6,568,047)	(70,685,855)
	(3,689,458)	(43,851,442)	(1,253,547)	(13,135,132)
I Class/Shares Authorized	55,000,000		40,000,000
Sold	1,918,465	23,107,508	1,238,720	13,699,629
Issued in reinvestment of distributions	50,829	582,556	198,510	2,197,504
Redeemed	(2,996,276)	(37,375,484)	(799,663)	(8,646,207)
	(1,026,982)	(13,685,420)	637,567	7,250,926
Y Class/Shares Authorized	50,000,000		N/A
Sold	418	5,000
A Class/Shares Authorized	40,000,000		40,000,000
Sold	410,718	4,855,728	629,395	6,620,405
Issued in reinvestment of distributions	46,105	505,916	272,105	2,906,077
Redeemed	(1,595,257)	(18,764,878)	(1,363,917)	(14,333,551)
	(1,138,434)	(13,403,234)	(462,417)	(4,807,069)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	83,626	894,854	148,416	1,403,670
Issued in reinvestment of distributions	7,178	69,813	44,341	424,787
Redeemed	(312,267)	(3,208,186)	(265,093)	(2,518,810)
	(221,463)	(2,243,519)	(72,336)	(690,353)
R Class/Shares Authorized	30,000,000		30,000,000
Sold	131,343	1,517,519	261,294	2,727,028
Issued in reinvestment of distributions	9,907	107,628	38,905	412,005
Redeemed	(207,598)	(2,484,860)	(148,521)	(1,562,953)
	(66,348)	(859,713)	151,678	1,576,080
R5 Class/Shares Authorized	50,000,000		N/A
Sold	420	5,000
R6 Class/Shares Authorized	50,000,000		40,000,000
Sold	1,567,880	20,550,216	470,512	5,062,149
Issued in reinvestment of distributions	23,164	266,625	97,317	1,079,243
Redeemed	(420,129)	(5,383,883)	(373,215)	(4,095,080)
	1,170,915	15,432,958	194,614	2,046,312
Net increase (decrease)	(4,970,932)	$(58,600,370)	(804,441)	$(7,759,236)

(1)	April 10, 2017 (commencement of sale) through November 30, 2017 for the Y Class and R5 Class.

20

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Austria	—	$4,513,254	—
Brazil	—	9,258,432	—
China	$8,436,091	8,434,561	—
Denmark	—	5,113,011	—
France	—	35,481,252	—
Germany	—	4,405,951	—
Hong Kong	—	13,655,578	—
Hungary	—	4,382,552	—
India	—	5,510,924	—
Indonesia	—	2,928,212	—
Ireland	—	8,677,664	—
Japan	—	30,049,725	—
Mexico	—	2,242,077	—
Netherlands	—	12,791,126	—
Poland	—	2,253,085	—
Portugal	—	4,527,241	—
Switzerland	—	10,019,801	—
Turkey	—	2,283,070	—
United Kingdom	—	25,595,966	—
Other Countries	347,370,444	—	—
Temporary Cash Investments	4,166	4,745,888	—
	$355,810,701	$196,869,370	—

21

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

On December 19, 2017, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 18, 2017 of $1.4708 for the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class.

The tax character of distributions paid during the years ended November 30, 2017 and November 30, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$1,487,781	$648,010
Long-term capital gains	$5,778,340	$35,706,965

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$381,968,016
Gross tax appreciation of investments	$173,673,003
Gross tax depreciation of investments	(2,960,948)
Net tax appreciation (depreciation) of investments	170,712,055
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	5,792
Net tax appreciation (depreciation)	$170,717,847
Undistributed ordinary income	$6,662,837
Accumulated long-term gains	$48,845,032

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$10.84	0.02	2.98	3.00	(0.04)	(0.13)	(0.17)	$13.67	27.99%	1.08%	0.14%	54%	$437,822
2016	$12.01	0.03	(0.42)	(0.39)	(0.01)	(0.77)	(0.78)	$10.84	(3.24)%	1.08%	0.27%	57%	$387,155
2015	$12.94	—(3)	0.12	0.12	—	(1.05)	(1.05)	$12.01	1.37%	1.08%	0.04%	50%	$443,915
2014	$12.39	—(3)	0.91	0.91	(0.08)	(0.28)	(0.36)	$12.94	7.53%	1.08%	0.03%	46%	$462,889
2013	$9.63	0.01	2.79	2.80	(0.04)	—	(0.04)	$12.39	29.15%	1.09%	0.11%	64%	$437,599
I Class(4)
2017	$11.01	0.05	3.02	3.07	(0.04)	(0.13)	(0.17)	$13.91	28.25%	0.88%	0.34%	54%	$32,498
2016	$12.19	0.05	(0.42)	(0.37)	(0.04)	(0.77)	(0.81)	$11.01	(3.07)%	0.88%	0.47%	57%	$37,028
2015	$13.09	0.03	0.12	0.15	—	(1.05)	(1.05)	$12.19	1.60%	0.88%	0.24%	50%	$33,211
2014	$12.52	0.03	0.91	0.94	(0.09)	(0.28)	(0.37)	$13.09	7.68%	0.88%	0.23%	46%	$78,802
2013	$9.73	0.03	2.82	2.85	(0.06)	—	(0.06)	$12.52	29.42%	0.89%	0.31%	64%	$80,968
Y Class
2017(5)	$11.95	0.04	1.99	2.03	—	—	—	$13.98	16.99%	0.73%(6)	0.49%(6)	54%(7)	$6

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2017	$10.58	(0.01)	2.90	2.89	(0.03)	(0.13)	(0.16)	$13.31	27.65%	1.33%	(0.11)%	54%	$30,622
2016	$11.76	—(3)	(0.41)	(0.41)	—	(0.77)	(0.77)	$10.58	(3.52)%	1.33%	0.02%	57%	$36,382
2015	$12.72	(0.02)	0.11	0.09	—	(1.05)	(1.05)	$11.76	1.14%	1.33%	(0.21)%	50%	$45,855
2014	$12.21	(0.03)	0.89	0.86	(0.07)	(0.28)	(0.35)	$12.72	7.23%	1.33%	(0.22)%	46%	$54,091
2013	$9.49	(0.02)	2.75	2.73	(0.01)	—	(0.01)	$12.21	28.83%	1.34%	(0.14)%	64%	$51,351
C Class
2017	$9.42	(0.09)	2.58	2.49	(0.01)	(0.13)	(0.14)	$11.77	26.77%	2.08%	(0.86)%	54%	$5,977
2016	$10.63	(0.07)	(0.37)	(0.44)	—	(0.77)	(0.77)	$9.42	(4.23)%	2.08%	(0.73)%	57%	$6,872
2015	$11.68	(0.10)	0.10	—(3)	—	(1.05)	(1.05)	$10.63	0.40%	2.08%	(0.96)%	50%	$8,520
2014	$11.30	(0.11)	0.81	0.70	(0.04)	(0.28)	(0.32)	$11.68	6.39%	2.08%	(0.97)%	46%	$7,234
2013	$8.84	(0.09)	2.55	2.46	—	—	—	$11.30	27.97%	2.09%	(0.89)%	64%	$5,615
R Class
2017	$10.47	(0.04)	2.86	2.82	(0.02)	(0.13)	(0.15)	$13.14	27.29%	1.58%	(0.36)%	54%	$7,925
2016	$11.67	(0.03)	(0.40)	(0.43)	—	(0.77)	(0.77)	$10.47	(3.73)%	1.58%	(0.23)%	57%	$7,007
2015	$12.66	(0.05)	0.11	0.06	—	(1.05)	(1.05)	$11.67	0.89%	1.58%	(0.46)%	50%	$6,040
2014	$12.18	(0.06)	0.88	0.82	(0.06)	(0.28)	(0.34)	$12.66	7.00%	1.58%	(0.47)%	46%	$5,632
2013	$9.47	(0.04)	2.75	2.71	—	—	—	$12.18	28.51%	1.59%	(0.39)%	64%	$4,489
R5 Class
2017(5)	$11.90	0.03	1.97	2.00	—	—	—	$13.90	16.81%	0.88%(6)	0.34%(6)	54%(7)	$6

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2017	$11.05	0.05	3.05	3.10	(0.04)	(0.13)	(0.17)	$13.98	28.46%	0.73%	0.49%	54%	$37,248
2016	$12.23	0.07	(0.43)	(0.36)	(0.05)	(0.77)	(0.82)	$11.05	(2.91)%	0.73%	0.62%	57%	$16,508
2015	$13.11	0.05	0.12	0.17	—	(1.05)	(1.05)	$12.23	1.76%	0.73%	0.39%	50%	$15,887
2014	$12.53	0.02	0.93	0.95	(0.09)	(0.28)	(0.37)	$13.11	7.80%	0.73%	0.38%	46%	$16,992
2013(8)	$11.22	—(3)	1.31	1.31	—	—	—	$12.53	11.68%	0.74%(6)	0.00%(6)(9)	64%(10)	$28

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(5)	April 10, 2017 (commencement of sale) through November 30, 2017.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.

(8)	July 26, 2013 (commencement of sale) through November 30, 2013.

(9)	Ratio was less than 0.005%.

(10)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Growth Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Growth Fund of American Century World Mutual Funds, Inc. as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2018

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	69	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc. and MGP Ingredients, Inc.
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

29

Approval of Management Agreement

At a meeting held on June 29, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by the Fund and the Advisor regarding financial intermediaries, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In

30

connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed during the year to compliance with the Department of Labor fiduciary rule and share class modernization.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the five- and ten-year periods and below its benchmark for the one- and three-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The

31

Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the

32

Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

33

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century World Mutual Funds, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$5,482,015,298	$72,735,781
Barry Fink	$5,485,170,607	$69,580,472
Jan M. Lewis	$5,489,025,901	$65,725,178
Stephen E. Yates	$5,481,872,069	$72,879,010
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2017.

For corporate taxpayers, the fund hereby designates $1,487,781, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2017 as qualified for the corporate dividends received deduction.

The fund hereby designates $515,144 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2017.

The fund hereby designates $10,540,910, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2017.

The fund utilized earnings and profits of $5,412,492 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91028 1801

Annual Report

November 30, 2017

Global Small Cap Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Upbeat Earnings, Economic Data Sparked Strong Gains for Global Stocks

Throughout the world, improving economic activity, healthy corporate earnings growth, and supportive central bank policies helped fuel robust double-digit gains for global stocks. The rally began early in the period, largely in response to the economic-growth implications of Donald Trump’s presidential election victory, and it forged ahead with few interruptions through November 2017. The 12-month period included several potential sources of financial market disruption, including acts of terrorism, North Korean saber-rattling, and an active and destructive hurricane season. Yet any resulting volatility was short-lived, as investors remained focused on positive economic and earnings news. Furthermore, in the U.S., the prospect for pro-growth tax reform propelled major stock indices to several record-high levels.

Among the developed markets, equity performance was notably strong in Europe, where solid corporate profits, improving economic growth rates, declining unemployment, and perceived market-friendly election results in France and Germany supported gains. In addition, the European Central Bank continued to provide stimulus support in the wake of persistently low inflation, which also helped stocks advance. Returns for emerging markets stocks were even stronger, bolstered by improving global and local economic and business fundamentals and rising oil prices.

The broad “risk-on” sentiment also extended to the global fixed-income market, where emerging markets bonds and high-yield corporate bonds were top performers. These securities satisfied investor demand for yield as interest rates remained relatively low throughout the world.

With global growth synchronizing and strengthening and central banks pursuing varying degrees of policy normalization, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2017
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	AGCVX	36.41%	26.39%	3/29/16
MSCI ACWI Small Cap Index	—	24.26%	20.35%	—
I Class	AGCSX	36.74%	26.64%	3/29/16
A Class	AGCLX			3/29/16
No sales charge		36.10%	26.08%
With sales charge		28.29%	21.70%
C Class	AGCHX	35.06%	25.16%	3/29/16
R Class	AGCWX	35.80%	25.78%	3/29/16
R6 Class	AGCTX	36.86%	26.85%	3/29/16

Prior to April 10, 2017, the I Class was referred to as the Institutional Class. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made March 29, 2016
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2017
Investor Class — $14,800

MSCI ACWI Small Cap Index — $13,636

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R6 Class
1.51%	1.31%	1.76%	2.51%	2.01%	1.16%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Trevor Gurwich and Federico Laffan

Performance Summary

Global Small Cap advanced 36.41%* for the 12-month period ended November 30, 2017. The portfolio’s benchmark, the MSCI ACWI Small Cap Index, advanced 24.26% for the same period.

A global recovery in corporate earnings growth fueled strong gains for small-cap stocks. Small-cap stocks outperformed their large-cap peers in Europe and the developed markets in Asia, but lagged in the emerging markets and North America. In this environment, our focus on companies demonstrating accelerating and sustainable earnings growth helped fuel the portfolio’s outperformance. Stock selection was especially favorable in the consumer discretionary, information technology, and consumer staples sectors. An overweight in information technology also supported relative outperformance. Stock selection in materials, an overweight in energy, and an underweight in utilities detracted from relative performance. Stock selection in energy and utilities subtracted modestly from relative returns.

Regionally, stock selection among U.S.-based holdings was a significant positive contributor to relative performance. An underweight in the U.S. also contributed moderately to relative results, as non-U.S. stocks generally outperformed their U.S. counterparts. Stock selection in China and New Zealand also boosted relative returns. Stock selection in France, South Korea, and Australia detracted.

Contributors Included Innovative Consumer Discretionary and Technology Companies

Stock selection in the household durables industry helped drive outperformance in the consumer discretionary sector. A top contributor, Q Technology Group makes camera modules for smartphones, tablets, and PCs. The stock rallied on the company’s strong financial results, improved pricing, and an industry shift to higher megapixel cameras. We opted to sell the position and take our profits in the third quarter of 2017, as we concluded the risk/reward profile was no longer attractive following the stock’s rally.

Strong earnings performance also helped lift a number of the portfolio’s technology stocks. Shopify, a top performer, is a provider of cloud-based e-commerce platforms for small- and medium-sized enterprises. The stock surged higher in the third quarter of 2017 on the company’s strong financial results and optimistic full-year guidance. Following this strong performance, Shopify’s market capitalization surpassed $10 billion. We decided to sell the stock as we are finding more attractive risk/reward trade-offs among smaller-cap companies. Mobile payments technology company Square was another top contributor. The stock rallied late in the reporting period as investor sentiment turned increasingly positive towards the company’s revenue growth outlook. Square’s new products, including its omni-channel payments platform, have met with positive market receptions.

A notable contributor in the consumer staples sector, a2 Milk produces milk free from the beta casein a1 protein. The stock generated robust earnings performance, driven by strong sales trends in Australia and continued strong demand for its infant formula products from online consumers in China.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Health Care Stocks Detracted

Stock-specific news weighed on several health care holdings. Collegium Pharmaceutical won approval for its non-addictive alternative to pain reliever oxycontin, but sales of this new drug have not kept pace with expectations. We decided to liquidate our investment. Another detractor, RaySearch Laboratories develops software used in radiation therapy. While the stock gained ground in the first half of the reporting period, it sold off after the company’s second-quarter financial performance fell short of forecasts due to higher selling costs. A weakening U.S. dollar also hurt the company’s earnings. Given reduced visibility on the company's sales outlook and our concerns about its profitability, we exited the position.

Outside of the health care sector, energy exploration company Parex Resources was another detractor. The stock declined in the first half of the period as concerns about oversupplied oil markets drove oil prices lower. Nonetheless, in our view the fundamentals of the stock remained positive, and we held onto the position. The stock recovered somewhat late in the period as oil prices trended higher on hopes for reduced Saudi production.

Outlook

We will continue to focus on global small-cap companies we believe demonstrate improving, sustainable earnings growth. Stock selection continues to drive our industry weightings. We continue to find attractive growth opportunities in the information technology sector, which remains a key sector overweight. In particular, holdings within the semiconductor industry are benefiting from strengthening demand, while select companies in the internet, software, and online payment industries are showing accelerating earnings growth. Stock selection also drives our overweight in the health care sector, where we have found companies exhibiting strong and accelerating earnings growth.

By contrast, the real estate sector remains a prominent underweight, as stretched valuations and expectations for higher interest rates may pressure property stocks. However, we are exploring opportunities among data-center real estate investment trusts (REITs) due to favorable longer-term trends associated with cloud computing and data storage.

From a regional standpoint, Europe remains the portfolio’s largest sector overweight, driven by bottom-up stock selection. We also believe Europe’s improving economic backdrop bodes well for earnings growth.

6

Fund Characteristics

NOVEMBER 30, 2017
Top Ten Holdings	% of net assets
Venture Corp. Ltd.	1.5%
Vakrangee Ltd.	1.4%
ASR Nederland NV	1.4%
a2 Milk Co. Ltd.	1.3%
Rheinmetall AG	1.2%
Malibu Boats, Inc., Class A	1.2%
American Eagle Outfitters, Inc.	1.2%
Rentokil Initial plc	1.1%
Western Alliance Bancorp	1.1%
Euronet Worldwide, Inc.	1.1%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	56.1%
Domestic Common Stocks	43.9%
Total Common Stocks	100.0%
Temporary Cash Investments	4.0%
Other Assets and Liabilities	(4.0)%

Investments by Country	% of net assets
United States	43.9%
Japan	11.2%
Switzerland	4.6%
Canada	3.6%
Germany	3.4%
United Kingdom	3.2%
Taiwan	3.0%
Italy	3.0%
India	2.8%
China	2.2%
France	2.1%
South Korea	2.0%
Other Countries	15.0%
Cash and Equivalents**	—*
*Category is less than 0.05% of total net assets.
**Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2017 to November 30, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/17	Ending Account Value 11/30/17	Expenses Paid During Period(1) 6/1/17 - 11/30/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,171.80	$8.22	1.51%
I Class	$1,000	$1,173.00	$7.14	1.31%
A Class	$1,000	$1,170.80	$9.58	1.76%
C Class	$1,000	$1,166.70	$13.63	2.51%
R Class	$1,000	$1,168.80	$10.93	2.01%
R6 Class	$1,000	$1,174.30	$6.32	1.16%
Hypothetical
Investor Class	$1,000	$1,017.50	$7.64	1.51%
I Class	$1,000	$1,018.50	$6.63	1.31%
A Class	$1,000	$1,016.24	$8.90	1.76%
C Class	$1,000	$1,012.48	$12.66	2.51%
R Class	$1,000	$1,014.99	$10.15	2.01%
R6 Class	$1,000	$1,019.25	$5.87	1.16%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

NOVEMBER 30, 2017

	Shares	Value
COMMON STOCKS — 100.0%
Australia — 1.8%
ALS Ltd.	19,956	$102,402
NEXTDC Ltd.(1)	16,302	72,099
Northern Star Resources Ltd.	19,484	85,639
		260,140
Belgium — 0.4%
Galapagos NV(1)	680	59,526
Brazil — 1.3%
CVC Brasil Operadora e Agencia de Viagens SA	9,400	129,135
EcoRodovias Infraestrutura e Logistica SA	16,000	58,801
		187,936
Canada — 3.6%
CES Energy Solutions Corp.	22,339	106,314
Descartes Systems Group, Inc. (The)(1)	2,246	62,341
FirstService Corp.	1,816	123,685
Interfor Corp.(1)	4,011	66,531
Parex Resources, Inc.(1)	9,098	121,575
Raging River Exploration, Inc.(1)	8,965	52,255
		532,701
China — 2.2%
Baozun, Inc. ADR(1)	3,391	96,135
Kingboard Laminates Holdings Ltd.	73,000	121,924
Wisdom Education International Holdings Co. Ltd.	182,000	108,918
		326,977
Finland — 0.4%
Terveystalo Oyj(1)	5,478	61,616
France — 2.1%
Maisons du Monde SA	3,189	131,784
Solutions 30 SE(1)	3,532	111,354
Trigano SA	404	63,915
		307,053
Germany — 3.4%
AIXTRON SE(1)	6,572	96,557
MorphoSys AG(1)	1,495	141,242
Rheinmetall AG	1,403	178,528
Stabilus SA	852	73,418
		489,745
Hong Kong — 1.0%
Melco International Development Ltd.	51,000	147,937
India — 2.8%
Dewan Housing Finance Corp. Ltd.	10,573	101,715
Future Retail Ltd.(1)	10,817	92,474

10

	Shares	Value
Praxis Home Retail Ltd.(1)	541	$168
Vakrangee Ltd.	19,101	211,974
		406,331
Indonesia — 1.0%
PT Bank Tabungan Negara Persero Tbk	615,700	145,689
Italy — 3.0%
Banca Generali SpA	3,992	140,297
Biesse SpA	1,418	73,699
Davide Campari-Milano SpA	10,502	81,706
Gima TT SpA(1)	3,511	70,415
Moncler SpA	2,505	68,700
		434,817
Japan — 11.2%
Cosmos Pharmaceutical Corp.	600	135,540
Denka Co. Ltd.	2,800	103,459
DMG Mori Co. Ltd.	3,400	68,497
Hosiden Corp.	6,100	97,249
Investors Cloud Co. Ltd.	1,800	106,824
Itochu Techno-Solutions Corp.	3,000	126,712
Nippon Shokubai Co. Ltd.	1,700	119,039
Outsourcing, Inc.	7,600	133,855
Pigeon Corp.	2,800	107,454
Rohto Pharmaceutical Co. Ltd.	4,300	110,877
Sanwa Holdings Corp.	10,600	140,230
SHO-BOND Holdings Co. Ltd.	2,000	127,367
SMS Co. Ltd.	1,800	57,702
Tokyo Base Co. Ltd.(1)	1,900	78,219
Toyo Tire & Rubber Co. Ltd.	3,200	65,709
Ulvac, Inc.	900	60,841
		1,639,574
Malaysia — 0.5%
My EG Services Bhd	132,300	68,583
Netherlands — 1.8%
AMG Advanced Metallurgical Group NV	1,390	61,935
ASR Nederland NV	5,021	204,865
		266,800
New Zealand — 1.5%
a2 Milk Co. Ltd.(1)	32,122	186,502
Fisher & Paykel Healthcare Corp. Ltd.	3,795	33,867
		220,369
Norway — 0.1%
Asetek A/S	1,898	19,648
Singapore — 1.5%
Venture Corp. Ltd.	14,300	223,295
South Africa — 0.6%
Dis-Chem Pharmacies Ltd.	31,623	85,262

11

	Shares	Value
South Korea — 2.0%
InBody Co. Ltd.	2,395	$79,123
Mando Corp.	347	106,082
Modetour Network, Inc.	3,375	109,947
		295,152
Spain — 1.4%
Inmobiliaria Colonial Socimi SA	7,256	68,615
Masmovil Ibercom SA(1)	1,055	96,767
NH Hotel Group SA	4,603	33,867
		199,249
Sweden — 1.7%
Saab AB, B Shares	2,018	98,105
SSAB AB, A Shares(1)	13,015	61,268
Vitrolife AB	1,233	93,308
		252,681
Switzerland — 4.6%
Georg Fischer AG	103	135,445
Idorsia Ltd.(1)	3,922	84,380
Leonteq AG(1)	727	43,027
Logitech International SA	1,786	62,209
Straumann Holding AG	173	129,085
Tecan Group AG	446	91,875
Temenos Group AG	1,043	128,846
		674,867
Taiwan — 3.0%
Airtac International Group	8,402	143,685
Merry Electronics Co. Ltd.	15,000	111,348
Silergy Corp.	5,000	106,070
TCI Co. Ltd.	8,000	77,644
		438,747
United Kingdom — 3.2%
Bellway plc	2,114	99,006
Burford Capital Ltd.	4,839	80,345
CVS Group plc	3,714	50,770
Rentokil Initial plc	37,909	163,114
SSP Group plc	4,344	37,718
UDG Healthcare plc	3,289	37,319
		468,272
United States — 43.9%
2U, Inc.(1)	1,496	95,894
AAR Corp.	2,403	99,917
ABIOMED, Inc.(1)	379	73,844
Amedisys, Inc.(1)	1,077	58,158
American Eagle Outfitters, Inc.	10,762	173,053
At Home Group, Inc.(1)	3,010	83,166
Boingo Wireless, Inc.(1)	5,821	143,779
Brink's Co. (The)	1,478	119,496

12

	Shares	Value
Burlington Stores, Inc.(1)	1,346	$143,174
BWX Technologies, Inc.	1,547	96,610
Callidus Software, Inc.(1)	4,408	129,044
Callon Petroleum Co.(1)	6,660	73,526
Catalent, Inc.(1)	2,477	98,560
Central Garden & Pet Co.(1)	2,736	108,428
Chegg, Inc.(1)	4,663	70,924
Copart, Inc.(1)	2,056	88,737
Essent Group Ltd.(1)	3,219	142,441
Euronet Worldwide, Inc.(1)	1,712	156,391
Evoqua Water Technologies Corp.(1)	581	12,573
Fair Isaac Corp.	881	138,370
First Industrial Realty Trust, Inc.	3,605	117,343
Flexion Therapeutics, Inc.(1)	3,245	84,078
Green Dot Corp., Class A(1)	988	61,058
GrubHub, Inc.(1)	1,020	68,911
Hamilton Lane, Inc., Class A	4,437	152,943
HealthEquity, Inc.(1)	2,006	104,051
HEICO Corp.	1,343	121,354
Heritage Financial Corp.	3,918	127,531
Installed Building Products, Inc.(1)	1,784	137,457
Kadant, Inc.	1,194	122,146
Kennametal, Inc.	2,407	112,214
Kinsale Capital Group, Inc.	3,157	140,771
LendingTree, Inc.(1)	289	87,264
LogMeIn, Inc.	1,050	124,950
Malibu Boats, Inc., Class A(1)	5,655	176,775
Masimo Corp.(1)	1,305	115,936
Medifast, Inc.	1,050	71,957
MGP Ingredients, Inc.	2,032	151,079
Mimecast Ltd.(1)	3,009	91,474
Monolithic Power Systems, Inc.	927	109,710
National Instruments Corp.	1,458	64,079
National Vision Holdings, Inc.(1)	445	14,503
Navistar International Corp.(1)	2,608	106,172
Ollie's Bargain Outlet Holdings, Inc.(1)	757	35,920
PGT Innovations, Inc.(1)	8,569	140,103
RH(1)	1,096	111,123
RSP Permian, Inc.(1)	3,310	121,576
SiteOne Landscape Supply, Inc.(1)	1,988	148,663
Square, Inc., Class A(1)	1,954	76,636
Summit Materials, Inc., Class A(1)	2,902	89,266
SVB Financial Group(1)	649	147,738
Teladoc, Inc.(1)	1,992	73,903
Terex Corp.	3,176	148,510
Trupanion, Inc.(1)	4,840	144,135
Varex Imaging Corp.(1)	971	35,995

13

	Shares	Value
Vocera Communications, Inc.(1)	4,854	$142,222
Western Alliance Bancorp(1)	2,731	158,890
Wintrust Financial Corp.	1,461	122,505
XPO Logistics, Inc.(1)	1,946	153,792
		6,420,818
TOTAL COMMON STOCKS (Cost $11,994,318)		14,633,785
TEMPORARY CASH INVESTMENTS — 4.0%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 3.75%, 4/15/18 - 2/15/47, valued at $328,789), in a joint trading account at 0.88%, dated 11/30/17, due 12/1/17 (Delivery value $323,004)		322,996
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.125%, 8/15/44, valued at $278,098), at 0.34%, dated 11/30/17, due 12/1/17 (Delivery value $269,003)		269,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	632	632
TOTAL TEMPORARY CASH INVESTMENTS (Cost $592,628)		592,628
TOTAL INVESTMENT SECURITIES — 104.0% (Cost $12,586,946)		15,226,413
OTHER ASSETS AND LIABILITIES — (4.0)%		(586,843)
TOTAL NET ASSETS — 100.0%		$14,639,570

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Industrials	20.8%
Information Technology	19.9%
Consumer Discretionary	14.5%
Financials	13.7%
Health Care	12.0%
Consumer Staples	7.3%
Materials	4.0%
Energy	3.2%
Real Estate	2.8%
Telecommunication Services	1.7%
Utilities	0.1%
Cash and Equivalents*	—**
*Includes temporary cash investments and other assets and liabilities.
**Category is less than 0.05% of total net assets.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

NOVEMBER 30, 2017
Assets
Investment securities, at value (cost of $12,586,946)	$15,226,413
Foreign currency holdings, at value (cost of $125,845)	125,845
Receivable for investments sold	110,378
Receivable for capital shares sold	8,905
Dividends and interest receivable	13,445
15,484,986

Liabilities
Payable for investments purchased	756,150
Payable for capital shares redeemed	55,638
Accrued management fees	16,642
Distribution and service fees payable	1,621
Accrued foreign taxes	15,295
Accrued other expenses	70
845,416

Net Assets	$14,639,570

Net Assets Consist of:
Capital (par value and paid-in surplus)	$11,288,581
Accumulated net investment loss	(10,601)
Undistributed net realized gain	736,761
Net unrealized appreciation	2,624,829
$14,639,570

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$10,059,384	679,634	$14.80
I Class, $0.01 Par Value	$891,088	60,000	$14.85
A Class, $0.01 Par Value	$1,516,666	102,893	$14.74*
C Class, $0.01 Par Value	$1,467,842	100,836	$14.56
R Class, $0.01 Par Value	$338,475	23,059	$14.68
R6 Class, $0.01 Par Value	$366,115	24,589	$14.89
*Maximum offering price $15.64 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED NOVEMBER 30, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $6,348)	$99,421
Interest	815
100,236

Expenses:
Management fees	137,469
Distribution and service fees:
A Class	3,148
C Class	12,546
R Class	1,321
Directors' fees and expenses	277
Other expenses	337
155,098

Net investment income (loss)	(54,862)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $4,990)	945,896
Foreign currency translation transactions	(2,180)
943,716

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(15,295))	2,035,817
Translation of assets and liabilities in foreign currencies	945
2,036,762

Net realized and unrealized gain (loss)	2,980,478

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,925,616

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEAR ENDED NOVEMBER 30, 2017 AND PERIOD ENDED NOVEMBER 30, 2016
Increase (Decrease) in Net Assets	November 30, 2017	November 30, 2016(1)
Operations
Net investment income (loss)	$(54,862)	$(22,670)
Net realized gain (loss)	943,716	(143,383)
Change in net unrealized appreciation (depreciation)	2,036,762	588,067
Net increase (decrease) in net assets resulting from operations	2,925,616	422,014

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	6,108,864	5,183,076

Net increase (decrease) in net assets	9,034,480	5,605,090

Net Assets
Beginning of period	5,605,090	—
End of period	$14,639,570	$5,605,090

Accumulated net investment loss	$(10,601)	$(16,565)

(1)	March 29, 2016 (fund inception) through November 30, 2016.

See Notes to Financial Statements.

17

Notes to Financial Statements

NOVEMBER 30, 2017

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Small Cap Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth.

The fund offers the Investor Class, I Class (formerly Institutional Class), A Class, C Class, R Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. All classes of the fund commenced sale on March 29, 2016, the fund’s inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the

18

fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in

19

the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 50% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

The annual management fee for each class is as follows:

Investor Class	I Class	A Class	C Class	R Class	R6 Class
1.50%	1.30%	1.50%	1.50%	1.50%	1.15%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans),pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2017 were $18,196,964 and $12,142,833, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2017		Period ended November 30, 2016(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	603,903	$7,813,445	222,420	$2,237,196
Redeemed	(141,558)	(1,850,032)	(5,131)	(55,668)
	462,345	5,963,413	217,289	2,181,528
I Class/Shares Authorized	50,000,000		50,000,000
Sold	—	—	60,000	600,000
A Class/Shares Authorized	40,000,000		50,000,000
Sold	2,893	41,378	100,000	1,000,000
C Class/Shares Authorized	30,000,000		50,000,000
Sold	836	8,999	100,000	1,000,000
R Class/Shares Authorized	30,000,000		50,000,000
Sold	3,309	43,878	20,190	202,067
Redeemed	(392)	(5,127)	(48)	(519)
	2,917	38,751	20,142	201,548
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	4,797	59,181	20,000	200,000
Redeemed	(208)	(2,858)	—	—
	4,589	56,323	20,000	200,000
Net increase (decrease)	473,580	$6,108,864	517,431	$5,183,076

(1)	March 29, 2016 (fund inception) through November 30, 2016.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

21

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
China	$96,135	$230,842	—
United States	6,420,818	—	—
Other Countries	—	7,885,990	—
Temporary Cash Investments	632	591,996	—
	$6,517,585	$8,708,828	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

On December 19, 2017, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 18, 2017 of $0.7214 for the Investor Class, I Class, A Class, C Class, R Class and R6 Class.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
There were no distributions paid by the fund during the year ended November 30, 2017 and the period March 29, 2016 (fund inception) through November 30, 2016.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$12,634,706
Gross tax appreciation of investments	$2,671,737
Gross tax depreciation of investments	(80,030)
Net tax appreciation (depreciation) of investments	2,591,707
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(14,137)
Net tax appreciation (depreciation)	$2,577,570
Undistributed ordinary income	$435,143
Accumulated long-term gains	$338,276

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$10.85	(0.06)	4.01	3.95	$14.80	36.41%	1.51%	(0.44)%	130%	$10,059
2016(3)	$10.00	(0.03)	0.88	0.85	$10.85	8.50%	1.50%(4)	(0.40)%(4)	95%	$2,357
I Class(5)
2017	$10.86	(0.02)	4.01	3.99	$14.85	36.74%	1.31%	(0.24)%	130%	$891
2016(3)	$10.00	(0.01)	0.87	0.86	$10.86	8.60%	1.30%(4)	(0.20)%(4)	95%	$652
A Class
2017	$10.83	(0.08)	3.99	3.91	$14.74	36.10%	1.76%	(0.69)%	130%	$1,517
2016(3)	$10.00	(0.05)	0.88	0.83	$10.83	8.30%	1.75%(4)	(0.65)%(4)	95%	$1,083
C Class
2017	$10.78	(0.17)	3.95	3.78	$14.56	35.06%	2.51%	(1.44)%	130%	$1,468
2016(3)	$10.00	(0.10)	0.88	0.78	$10.78	7.80%	2.50%(4)	(1.40)%(4)	95%	$1,078
R Class
2017	$10.81	(0.11)	3.98	3.87	$14.68	35.80%	2.01%	(0.94)%	130%	$338
2016(3)	$10.00	(0.06)	0.87	0.81	$10.81	8.10%	2.00%(4)	(0.90)%(4)	95%	$218
R6 Class
2017	$10.87	(0.01)	4.03	4.02	$14.89	36.86%	1.16%	(0.09)%	130%	$366
2016(3)	$10.00	—(6)	0.87	0.87	$10.87	8.80%	1.15%(4)	(0.05)%(4)	95%	$217

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	March 29, 2016 (fund inception) through November 30, 2016.

(4)	Annualized.

(5)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(6)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Small Cap Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2017, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for year then ended and for the period from March 29, 2016 (commencement date) through November 30, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Small Cap Fund of American Century World Mutual Funds, Inc. as of November 30, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for year then ended and for the period from March 29, 2016 (commencement date) through November 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2018

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	69	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc. and MGP Ingredients, Inc.
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 29, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by the Fund and the Advisor regarding financial intermediaries, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In

29

connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed during the year to compliance with the Department of Labor fiduciary rule and share class modernization.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process.The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement. More detailed information about the Fund's performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board

30

found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was at the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group.The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

31

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

32

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century World Mutual Funds, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$5,482,015,298	$72,735,781
Barry Fink	$5,485,170,607	$69,580,472
Jan M. Lewis	$5,489,025,901	$65,725,178
Stephen E. Yates	$5,481,872,069	$72,879,010
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2017.

The fund hereby designates $6,348 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2017.

For the fiscal year ended November 30, 2017, the fund intends to pass through to shareholders foreign source income of $79,517 and foreign taxes paid of $6,348, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2017 are $0.0802 and $0.0064, respectively.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91035 1801

Annual Report

November 30, 2017

International Discovery Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Upbeat Earnings, Economic Data Sparked Strong Gains for Global Stocks

Throughout the world, improving economic activity, healthy corporate earnings growth, and supportive central bank policies helped fuel robust double-digit gains for global stocks. The rally began early in the period, largely in response to the economic-growth implications of Donald Trump’s presidential election victory, and it forged ahead with few interruptions through November 2017. The 12-month period included several potential sources of financial market disruption, including acts of terrorism, North Korean saber-rattling, and an active and destructive hurricane season. Yet any resulting volatility was short-lived, as investors remained focused on positive economic and earnings news. Furthermore, in the U.S., the prospect for pro-growth tax reform propelled major stock indices to several record-high levels.

Among the developed markets, equity performance was notably strong in Europe, where solid corporate profits, improving economic growth rates, declining unemployment, and perceived market-friendly election results in France and Germany supported gains. In addition, the European Central Bank continued to provide stimulus support in the wake of persistently low inflation, which also helped stocks advance. Returns for emerging markets stocks were even stronger, bolstered by improving global and local economic and business fundamentals and rising oil prices.

The broad “risk-on” sentiment also extended to the global fixed-income market, where emerging markets bonds and high-yield corporate bonds were top performers. These securities satisfied investor demand for yield as interest rates remained relatively low throughout the world.

With global growth synchronizing and strengthening and central banks pursuing varying degrees of policy normalization, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWEGX	37.12%	11.32%	2.19%	—	4/1/94
MSCI ACWI ex-U.S. Mid Cap Growth Index	—	29.48%	8.67%	1.97%	—	—
I Class	TIDIX	37.40%	11.53%	2.39%	—	1/2/98
Y Class	AIYDX	—	—	—	24.32%	4/10/17
A Class	ACIDX					4/28/98
No sales charge		36.77%	11.06%	1.94%	—
With sales charge		28.92%	9.75%	1.34%	—
C Class	TWECX	35.82%	10.22%	—	8.49%	3/1/10
R Class	TWERX	36.36%	10.76%	—	9.02%	3/1/10
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge. Prior to April 10, 2017, the I Class was referred to as the Institutional Class. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2017
Investor Class — $12,420

MSCI ACWI ex-U.S. Mid Cap Growth Index — $12,151

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class
1.65%	1.45%	1.30%	1.90%	2.65%	2.15%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Brian Brady and Pratik Patel

Performance Summary

International Discovery returned 37.12%* for the 12 months ended November 30, 2017. The portfolio outperformed its benchmark, the MSCI ACWI ex-U.S. Mid Cap Growth Index, which returned 29.48% for the same period.

A global recovery in corporate earnings growth fueled strong gains for non-U.S. stocks, especially among non-U.S. small- and mid-cap stocks, which generally outperformed their large-cap counterparts. In this environment, our focus on companies demonstrating accelerating and sustainable earnings growth helped drive our outperformance. This was especially the case in sectors such as information technology and industrials, where several of our holdings benefited from the growing digital migration of media and commerce as well as rising demand for automation.

Within the portfolio, stock selection drove relative outperformance, particularly in the information technology, industrials, and health care sectors. A portfolio overweight in the outperforming information technology sector also aided relative results. Investments in the materials sector were notable detractors, due to both stock selection and a portfolio underweight, especially in the chemicals industry. From a regional standpoint, investments in Japan, China, and Denmark contributed strongly to relative performance, while holdings in Brazil, Sweden, and the U.K. detracted.

Information Technology Stocks Boosted Returns

Strong earnings performance helped lift the portfolio’s technology stocks, notably Vakrangee, an IT services company that has partnered with Amazon to solve the “last mile” problem for rural consumers in India. The company operates a network of small rural-area consumer outlets that provide one-stop shopping for banking and other services. These outlets also offer computers that rural consumers can use to shop with Amazon, and these stores then serve as delivery locations for online purchases. The company’s retail footprint continues to expand across India, helping to drive the stock price higher. Another strong contributor, Sunny Optical Technology Group supplies optical instruments and high-performance lenses used in smartphone cameras. Accelerating revenue growth and expanding profit margins drove the company’s strong stock performance. The company also continues to gain market share as it capitalizes on rising demand for high-end dual-lens smartphone cameras.

In the industrials sector, global transport and logistics company DSV was another strong contributor. The stock rose on optimism that the transportation company’s air and sea business is accelerating, and that its profitability is improving. Elsewhere, an investment in Brilliance China Automotive Holdings boosted performance. The automobile manufacturer, which is involved in a joint venture with BMW, is benefiting from strong demand following a recent product launch. A consumer shift toward purchasing higher-priced, upgraded cars is also helping the stock.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Materials Stock Detracted

Plastic products manufacturer RPC Group was a significant detractor in the materials sector. Early in the reporting period, the stock declined due to investor concerns over the pace of the company’s acquisitions after RPC announced its purchase of plastic foods manufacturer Letica. Investors were also concerned that a planned rights offering might dilute value for existing shareholders. In our view, these concerns were out of line with fundamentals, and we held onto the position. While the stock subsequently regained some ground, it struggled later in the period after the company issued a cautious growth outlook.

In the first half of the reporting period, declining crude oil prices weighed on energy stocks, and several energy holdings were notable detractors. These included oil and natural gas production company Seven Generations Energy and oil producer Tullow Oil. Tullow Oil’s stock performance also declined due to concerns over a planned rights issue and higher short-term capital requirements to fund new projects in Africa. Because of these higher capital requirements, the company extended the timeline for its anticipated cash-flow improvement. We decided to sell our positions in both stocks due to increasing uncertainty for their businesses.

Outlook

The portfolio continues to invest in non-U.S. small- and mid-cap companies that we believe are demonstrating accelerating and sustainable growth. Our stock selection process continues to drive our sector and country allocations. We continue to find solid earnings growth opportunities in the information technology sector, which remains a significant sector overweight. In particular, companies capitalizing on innovation in the smartphone components market and companies driving the shift to online entertainment in China offer attractive earnings growth potential. Materials ended the period as a notable underweight, as we found more attractive earnings growth opportunities in other sectors. Our largest underweight within materials is in the chemicals industry, where it remains a challenge to find companies with sustainable accelerations in earnings growth. From a regional standpoint, our bottom-up stock selection has led us to an overweight in the emerging markets. In particular, we are finding companies with accelerating earnings growth in Taiwan and China.

6

Fund Characteristics

NOVEMBER 30, 2017
Top Ten Holdings	% of net assets
Lonza Group AG	2.8%
Treasury Wine Estates Ltd.	2.3%
DSV A/S	2.1%
Teleperformance	1.7%
London Stock Exchange Group plc	1.6%
Kose Corp.	1.5%
Ashtead Group plc	1.5%
Samsung SDI Co. Ltd.	1.5%
THK Co. Ltd.	1.4%
Wirecard AG	1.4%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.3%
Temporary Cash Investments	2.9%
Other Assets and Liabilities	(0.2)%

Investments by Country	% of net assets
Japan	16.5%
United Kingdom	11.5%
France	10.0%
Switzerland	8.4%
China	7.5%
Canada	5.8%
Australia	4.9%
Germany	4.7%
Taiwan	4.0%
India	3.5%
Italy	3.2%
Denmark	2.1%
Other Countries	15.2%
Cash and Equivalents*	2.7%
*Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2017 to November 30, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/17	Ending Account Value 11/30/17	Expenses Paid During Period(1) 6/1/17 - 11/30/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,155.30	$8.91	1.65%
I Class	$1,000	$1,156.00	$7.84	1.45%
Y Class	$1,000	$1,157.30	$7.03	1.30%
A Class	$1,000	$1,154.10	$10.26	1.90%
C Class	$1,000	$1,149.40	$14.28	2.65%
R Class	$1,000	$1,152.20	$11.60	2.15%
Hypothetical
Investor Class	$1,000	$1,016.80	$8.34	1.65%
I Class	$1,000	$1,017.80	$7.33	1.45%
Y Class	$1,000	$1,018.55	$6.58	1.30%
A Class	$1,000	$1,015.54	$9.60	1.90%
C Class	$1,000	$1,011.78	$13.36	2.65%
R Class	$1,000	$1,014.29	$10.86	2.15%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

NOVEMBER 30, 2017

	Shares	Value
COMMON STOCKS — 97.3%
Australia — 4.9%
ALS Ltd.	902,710	$4,632,166
Aristocrat Leisure Ltd.	407,640	6,849,965
Challenger Ltd.	255,380	2,728,583
Treasury Wine Estates Ltd.	1,050,070	12,541,438
		26,752,152
Belgium — 1.2%
Galapagos NV(1)	41,140	3,601,332
Umicore SA	71,040	3,307,524
		6,908,856
Brazil — 1.2%
Fleury SA	285,000	2,283,691
Magazine Luiza SA	235,600	4,089,506
		6,373,197
Canada — 5.8%
BRP, Inc.	118,270	4,324,145
Franco-Nevada Corp. (New York)	47,530	3,857,060
Kirkland Lake Gold Ltd.	261,070	3,761,804
Lundin Mining Corp.	467,690	2,726,062
Premium Brands Holdings Corp.	77,110	6,366,513
Sleep Country Canada Holdings, Inc.	138,350	3,499,097
Trican Well Service Ltd.(1)	1,979,975	7,182,330
		31,717,011
China — 7.5%
58.com, Inc. ADR(1)	51,580	3,700,349
Beijing Enterprises Water Group Ltd.	5,872,000	4,598,569
Brilliance China Automotive Holdings Ltd.	1,808,000	4,783,233
China Gas Holdings Ltd.	1,212,000	3,741,546
China Lodging Group Ltd. ADR	51,701	5,517,014
China Resources Beer Holdings Co. Ltd.	1,796,000	4,961,008
Momo, Inc. ADR(1)	59,860	1,436,640
Shenzhou International Group Holdings Ltd.	502,000	4,553,597
SINA Corp.(1)	31,967	3,125,414
Sunny Optical Technology Group Co. Ltd.	274,000	4,650,724
		41,068,094
Denmark — 2.1%
DSV A/S	148,250	11,418,855
Finland — 1.7%
Konecranes Oyj	120,497	5,351,269
Nokian Renkaat Oyj	88,610	3,872,833
		9,224,102

10

	Shares	Value
France — 10.0%
Amundi SA	85,450	$7,630,743
Arkema SA	45,430	5,561,471
BioMerieux	33,930	2,830,913
Eiffage SA	66,150	7,262,122
Euronext NV	95,400	5,824,423
SEB SA	32,860	6,057,242
SOITEC(1)	50,690	3,880,837
Teleperformance	64,100	9,495,498
Ubisoft Entertainment SA(1)	82,840	6,355,496
		54,898,745
Germany — 4.7%
Drillisch AG	70,650	5,392,980
KION Group AG	35,510	2,890,959
Salzgitter AG	61,950	3,192,358
United Internet AG	96,620	6,511,575
Wirecard AG	73,420	7,828,906
		25,816,778
Hong Kong — 1.7%
ASM Pacific Technology Ltd.	356,000	5,169,599
Samsonite International SA	1,056,600	4,373,084
		9,542,683
India — 3.5%
Dalmia Bharat Ltd.	90,660	4,459,096
Indiabulls Housing Finance Ltd.	252,980	4,737,938
Vakrangee Ltd.	549,700	6,100,310
Yes Bank Ltd.	891,250	4,255,565
		19,552,909
Indonesia — 1.3%
United Tractors Tbk PT	2,807,600	6,990,435
Israel — 0.3%
Frutarom Industries Ltd.	20,470	1,803,834
Italy — 3.2%
CNH Industrial NV	553,040	7,166,633
Davide Campari-Milano SpA	418,500	3,255,932
FinecoBank Banca Fineco SpA	442,070	4,459,765
Industria Macchine Automatiche SpA	33,020	2,789,035
		17,671,365
Japan — 16.5%
Coca-Cola Bottlers Japan, Inc.	203,600	7,742,235
Daifuku Co. Ltd.	56,600	3,094,358
Don Quijote Holdings Co. Ltd.	114,900	5,536,215
Hitachi Construction Machinery Co. Ltd.	170,000	5,654,921
Kose Corp.	55,000	8,469,815
LIXIL Group Corp.	206,200	5,444,069
MISUMI Group, Inc.	170,500	4,986,103
Nippon Shinyaku Co. Ltd.	82,400	5,908,132

11

	Shares	Value
Omron Corp.	40,700	$2,410,050
Outsourcing, Inc.	198,900	3,503,130
Penta-Ocean Construction Co. Ltd.	638,100	4,764,686
Persol Holdings Co. Ltd.	71,800	1,684,920
Sanwa Holdings Corp.	305,900	4,046,821
Seria Co. Ltd.	63,500	4,021,292
Sumco Corp.	285,300	7,217,695
THK Co. Ltd.	213,800	7,977,579
Topcon Corp.	76,719	1,708,247
Tsubaki Nakashima Co. Ltd.	238,500	5,331,021
Vector, Inc.	98,000	1,382,593
		90,883,882
New Zealand — 0.5%
a2 Milk Co. Ltd.(1)	527,870	3,064,841
Norway — 0.7%
Borr Drilling Ltd.(1)	828,443	3,694,822
Poland — 0.7%
CCC SA	53,880	3,669,209
Russia — 1.4%
Yandex NV, A Shares(1)	231,940	7,679,533
Singapore — 1.2%
Venture Corp. Ltd.	442,900	6,915,915
South Africa — 0.5%
Capitec Bank Holdings Ltd.	38,910	2,797,059
South Korea — 1.9%
Hyundai Mipo Dockyard Co. Ltd.(1)	27,850	2,382,607
Samsung SDI Co. Ltd.	42,210	8,273,843
		10,656,450
Sweden — 0.9%
Tele2 AB, B Shares	388,710	4,976,469
Switzerland — 8.4%
ams AG	48,200	4,691,375
Logitech International SA	224,460	7,818,308
Lonza Group AG	59,530	15,552,551
Partners Group Holding AG	8,010	5,502,431
Sika AG	730	5,637,625
Straumann Holding AG	9,440	7,043,702
		46,245,992
Taiwan — 4.0%
Airtac International Group	340,309	5,819,736
Chailease Holding Co. Ltd.	1,437,000	4,187,899
Gourmet Master Co. Ltd.	364,800	4,596,543
Macronix International(1)	4,803,845	7,695,651
		22,299,829
United Kingdom — 11.5%
Acacia Mining plc	679,920	1,585,602
Ashtead Group plc	323,510	8,315,755

12

	Shares	Value
B&M European Value Retail SA	1,313,340	$6,786,443
DCC plc	44,500	4,309,902
Intermediate Capital Group plc	367,400	5,282,346
Just Eat plc(1)	585,460	6,330,483
Keywords Studios plc	134,530	2,676,492
London Stock Exchange Group plc	175,290	8,969,270
Melrose Industries plc	1,079,790	2,905,917
Rentokil Initial plc	1,104,520	4,752,507
RPC Group plc	511,240	6,374,197
Segro plc	658,050	4,879,426
		63,168,340
TOTAL COMMON STOCKS (Cost $450,153,984)		535,791,357
TEMPORARY CASH INVESTMENTS — 2.9%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 3.75%, 4/15/18 - 2/15/47, valued at $8,949,794), in a joint trading account at 0.88%, dated 11/30/17, due 12/1/17 (Delivery value $8,792,324)		8,792,109
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.125%, 8/15/44, valued at $7,476,560), at 0.34%, dated 11/30/17, due 12/1/17 (Delivery value $7,327,069)		7,327,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	12,539	12,539
TOTAL TEMPORARY CASH INVESTMENTS (Cost $16,131,648)		16,131,648
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $466,285,632)		551,923,005
OTHER ASSETS AND LIABILITIES — (0.2)%		(1,182,126)
TOTAL NET ASSETS — 100.0%		$550,740,879

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Industrials	22.8%
Information Technology	20.3%
Consumer Discretionary	13.5%
Financials	10.3%
Consumer Staples	8.4%
Materials	7.7%
Health Care	6.7%
Energy	3.3%
Telecommunication Services	1.9%
Utilities	1.5%
Real Estate	0.9%
Cash and Equivalents*	2.7%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.
See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2017
Assets
Investment securities, at value (cost of $466,285,632)	$551,923,005
Foreign currency holdings, at value (cost of $876,443)	876,146
Receivable for investments sold	8,510,841
Receivable for capital shares sold	76,623
Dividends and interest receivable	763,308
Other assets	117,376
562,267,299

Liabilities
Payable for investments purchased	10,116,224
Payable for capital shares redeemed	243,059
Accrued management fees	728,644
Distribution and service fees payable	1,848
Accrued foreign taxes	433,426
Accrued other expenses	3,219
11,526,420

Net Assets	$550,740,879

Net Assets Consist of:
Capital (par value and paid-in surplus)	$468,103,428
Accumulated net investment loss	(2,501,654)
Accumulated net realized loss	(21,402)
Net unrealized appreciation	85,160,507
$550,740,879

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$517,258,963	31,049,325	$16.66
I Class, $0.01 Par Value	$27,863,969	1,648,690	$16.90
Y Class, $0.01 Par Value	$6,211	367	$16.92
A Class, $0.01 Par Value	$4,660,931	288,102	$16.18*
C Class, $0.01 Par Value	$880,633	55,574	$15.85
R Class, $0.01 Par Value	$70,172	4,291	$16.35
*Maximum offering price $17.17 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $431,331)	$6,350,612
Interest	29,779
6,380,391

Expenses:
Management fees	8,009,051
Distribution and service fees:
A Class	12,920
C Class	9,753
R Class	664
Directors' fees and expenses	14,814
Other expenses	22,938
8,070,140

Net investment income (loss)	(1,689,749)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	98,518,194
Foreign currency translation transactions	(253,315)
98,264,879

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(433,426))	57,381,849
Translation of assets and liabilities in foreign currencies	76,756
57,458,605

Net realized and unrealized gain (loss)	155,723,484

Net Increase (Decrease) in Net Assets Resulting from Operations	$154,033,735

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2017 AND NOVEMBER 30, 2016
Increase (Decrease) in Net Assets	November 30, 2017	November 30, 2016
Operations
Net investment income (loss)	$(1,689,749)	$(1,228,563)
Net realized gain (loss)	98,264,879	(16,140,832)
Change in net unrealized appreciation (depreciation)	57,458,605	(9,168,454)
Net increase (decrease) in net assets resulting from operations	154,033,735	(26,537,849)

Distributions to Shareholders
From net investment income:
Investor Class	—	(2,556,611)
I Class	—	(154,815)
A Class	—	(18,092)
R Class	—	(75)
Decrease in net assets from distributions	—	(2,729,593)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(50,054,022)	(60,707,535)

Redemption Fees
Increase in net assets from redemption fees	4,236	4,955

Net increase (decrease) in net assets	103,983,949	(89,970,022)

Net Assets
Beginning of period	446,756,930	536,726,952
End of period	$550,740,879	$446,756,930

Accumulated net investment loss	$(2,501,654)	$(860,832)

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2017

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Discovery Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, I Class (formerly Institutional Class), Y Class, A Class, C Class, and R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the

17

fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption Fees — Prior to October 9, 2017, the fund may have imposed a 2.00% redemption fee on shares held less than 60 days. The fee was not applicable to all classes. The redemption fee was retained by

18

the fund to help cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended November 30, 2017 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.200% to 1.750%	1.64%
I Class	1.000% to 1.550%	1.44%
Y Class	0.850% to 1.400%	1.29%
A Class	1.200% to 1.750%	1.64%
C Class	1.200% to 1.750%	1.64%
R Class	1.200% to 1.750%	1.64%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules

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and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $203,915 and there were no interfund sales.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2017 were $604,539,753 and $661,524,078, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2017(1)		Year ended November 30, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	340,000,000		380,000,000
Sold	1,032,656	$14,967,943	596,121	$7,445,535
Issued in reinvestment of distributions	—	—	204,271	2,418,572
Redeemed	(4,656,519)	(64,073,784)	(5,416,519)	(67,763,718)
	(3,623,863)	(49,105,841)	(4,616,127)	(57,899,611)
I Class/Shares Authorized	50,000,000		40,000,000
Sold	386,641	5,886,834	159,528	2,008,154
Issued in reinvestment of distributions	—	—	12,934	154,815
Redeemed	(299,960)	(4,256,349)	(326,816)	(4,131,076)
	86,681	1,630,485	(154,354)	(1,968,107)
Y Class/Shares Authorized	50,000,000		N/A
Sold	367	5,000
A Class/Shares Authorized	30,000,000		30,000,000
Sold	39,572	539,675	68,647	841,403
Issued in reinvestment of distributions	—	—	1,566	18,092
Redeemed	(190,435)	(2,697,895)	(156,499)	(1,909,517)
	(150,863)	(2,158,220)	(86,286)	(1,050,022)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	9,008	128,587	55,435	678,052
Redeemed	(28,165)	(420,180)	(38,509)	(459,546)
	(19,157)	(291,593)	16,926	218,506
R Class/Shares Authorized	30,000,000		30,000,000
Sold	2,625	37,296	2,380	29,452
Issued in reinvestment of distributions	—	—	6	75
Redeemed	(11,805)	(171,149)	(3,003)	(37,828)
	(9,180)	(133,853)	(617)	(8,301)
Net increase (decrease)	(3,716,015)	$(50,054,022)	(4,840,458)	$(60,707,535)

(1)	April 10, 2017 (commencement of sale) through November 30, 2017 for the Y Class.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$25,316,010	$510,475,347	—
Temporary Cash Investments	12,539	16,119,109	—
	$25,328,549	$526,594,456	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2017 and November 30, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	—	$2,729,593
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to the expiration of capital loss carryovers, were made to capital $(34,287,586), accumulated net investment loss $48,927, and accumulated net realized loss $34,238,659.

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As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$470,668,566
Gross tax appreciation of investments	$87,011,557
Gross tax depreciation of investments	(5,757,118)
Net tax appreciation (depreciation) of investments	81,254,439
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(493,958)
Net tax appreciation (depreciation)	$80,760,481
Undistributed ordinary income	$1,876,970

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$12.15	(0.05)	4.56	4.51	—	$16.66	37.12%	1.65%	(0.35)%	125%	$517,259
2016	$12.90	(0.03)	(0.65)	(0.68)	(0.07)	$12.15	(5.21)%	1.64%	(0.25)%	139%	$421,314
2015	$12.35	—(3)	0.58	0.58	(0.03)	$12.90	4.61%	1.67%	0.00%(4)	171%	$506,817
2014	$12.70	0.03	(0.24)	(0.21)	(0.14)	$12.35	(1.73)%	1.61%	0.20%	134%	$541,410
2013	$10.08	—(3)	2.79	2.79	(0.17)	$12.70	27.97%	1.56%	0.03%	157%	$620,359
I Class(5)
2017	$12.30	(0.02)	4.62	4.60	—	$16.90	37.40%	1.45%	(0.15)%	125%	$27,864
2016	$13.06	(0.01)	(0.66)	(0.67)	(0.09)	$12.30	(5.03)%	1.44%	(0.05)%	139%	$19,217
2015	$12.50	0.03	0.58	0.61	(0.05)	$13.06	4.84%	1.47%	0.20%	171%	$22,415
2014	$12.86	0.06	(0.25)	(0.19)	(0.17)	$12.50	(1.55)%	1.41%	0.40%	134%	$22,304
2013	$10.20	0.05	2.80	2.85	(0.19)	$12.86	28.16%	1.36%	0.23%	157%	$27,341
Y Class
2017(6)	$13.61	—(3)	3.31	3.31	—	$16.92	24.32%	1.30%(7)	0.02%(7)	125%(8)	$6

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2017	$11.83	(0.08)	4.43	4.35	—	$16.18	36.77%	1.90%	(0.60)%	125%	$4,661
2016	$12.56	(0.06)	(0.63)	(0.69)	(0.04)	$11.83	(5.44)%	1.89%	(0.50)%	139%	$5,193
2015	$12.03	(0.03)	0.56	0.53	—	$12.56	4.32%	1.92%	(0.25)%	171%	$6,596
2014	$12.36	(0.01)	(0.22)	(0.23)	(0.10)	$12.03	(1.92)%	1.86%	(0.05)%	134%	$5,576
2013	$9.81	(0.03)	2.72	2.69	(0.14)	$12.36	27.69%	1.81%	(0.22)%	157%	$3,585
C Class
2017	$11.67	(0.18)	4.36	4.18	—	$15.85	35.82%	2.65%	(1.35)%	125%	$881
2016	$12.45	(0.15)	(0.63)	(0.78)	—	$11.67	(6.19)%	2.64%	(1.25)%	139%	$872
2015	$12.01	(0.12)	0.56	0.44	—	$12.45	3.58%	2.67%	(1.00)%	171%	$720
2014	$12.39	(0.10)	(0.23)	(0.33)	(0.05)	$12.01	(2.74)%	2.61%	(0.80)%	134%	$456
2013	$9.83	(0.14)	2.76	2.62	(0.06)	$12.39	26.75%	2.56%	(0.97)%	157%	$342
R Class
2017	$11.98	(0.11)	4.48	4.37	—	$16.35	36.36%	2.15%	(0.85)%	125%	$70
2016	$12.73	(0.10)	(0.64)	(0.74)	(0.01)	$11.98	(5.69)%	2.14%	(0.75)%	139%	$161
2015	$12.22	(0.08)	0.59	0.51	—	$12.73	4.09%	2.17%	(0.50)%	171%	$179
2014	$12.55	(0.05)	(0.22)	(0.27)	(0.06)	$12.22	(2.19)%	2.11%	(0.30)%	134%	$374
2013	$9.96	(0.06)	2.76	2.70	(0.11)	$12.55	27.35%	2.06%	(0.47)%	157%	$388

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	Ratio was less than 0.005%.

(5)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(6)	April 10, 2017 (commencement of sale) through November 30, 2017.

(7)	Annualized.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Discovery Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Discovery Fund of American Century World Mutual Funds, Inc. as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2018

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	69	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc. and MGP Ingredients, Inc.
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

29

Approval of Management Agreement

At a meeting held on June 29, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by the Fund and the Advisor regarding financial intermediaries, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In

30

connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed during the year to compliance with the Department of Labor fiduciary rule and share class modernization.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the five- and ten-year periods and below its benchmark for the one- and three-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The

31

Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board discussed with the Advisor the factors that

32

impacted the level of the fee in relation to its peers and accepted the Advisor's explanation of such factors. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

33

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century World Mutual Funds, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$5,482,015,298	$72,735,781
Barry Fink	$5,485,170,607	$69,580,472
Jan M. Lewis	$5,489,025,901	$65,725,178
Stephen E. Yates	$5,481,872,069	$72,879,010
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91031 1801

Annual Report

November 30, 2017

International Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Upbeat Earnings, Economic Data Sparked Strong Gains for Global Stocks

Throughout the world, improving economic activity, healthy corporate earnings growth, and supportive central bank policies helped fuel robust double-digit gains for global stocks. The rally began early in the period, largely in response to the economic-growth implications of Donald Trump’s presidential election victory, and it forged ahead with few interruptions through November 2017. The 12-month period included several potential sources of financial market disruption, including acts of terrorism, North Korean saber-rattling, and an active and destructive hurricane season. Yet any resulting volatility was short-lived, as investors remained focused on positive economic and earnings news. Furthermore, in the U.S., the prospect for pro-growth tax reform propelled major stock indices to several record-high levels.

Among the developed markets, equity performance was notably strong in Europe, where solid corporate profits, improving economic growth rates, declining unemployment, and perceived market-friendly election results in France and Germany supported gains. In addition, the European Central Bank continued to provide stimulus support in the wake of persistently low inflation, which also helped stocks advance. Returns for emerging markets stocks were even stronger, bolstered by improving global and local economic and business fundamentals and rising oil prices.

The broad “risk-on” sentiment also extended to the global fixed-income market, where emerging markets bonds and high-yield corporate bonds were top performers. These securities satisfied investor demand for yield as interest rates remained relatively low throughout the world.

With global growth synchronizing and strengthening and central banks pursuing varying degrees of policy normalization, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWIEX	31.32%	8.08%	2.36%	—	5/9/91
MSCI EAFE Index	—	27.27%	8.23%	1.55%	—	—
MSCI EAFE Growth Index	—	29.54%	8.92%	2.28%	—	—
I Class	TGRIX	31.64%	8.31%	2.57%	—	11/20/97
Y Class	ATYGX	—	—	—	19.77%	4/10/17
A Class	TWGAX					10/2/96
No sales charge		30.88%	7.81%	2.10%	—
With sales charge		23.34%	6.54%	1.50%	—
C Class	AIWCX	29.91%	6.99%	1.34%	—	6/4/01
R Class	ATGRX	30.60%	7.54%	1.85%	—	8/29/03
R5 Class	ATGGX	—	—	—	19.60%	4/10/17
R6 Class	ATGDX	31.68%	—	—	6.54%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available. Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge. Prior to April 10, 2017, the I Class was referred to as the Institutional Class. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2017
Investor Class — $12,633

MSCI EAFE Index — $11,659

MSCI EAFE Growth Index — $12,529

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.18%	0.98%	0.83%	1.43%	2.18%	1.68%	0.98%	0.83%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Manager: Raj Gandhi and James Gendelman
In December 2017, Jim Zhao was promoted from analyst to co-portfolio manager for Non-US Growth strategies.

Performance Summary
International Growth gained 31.32%* for the 12 months ended November 30, 2017. The portfolio’s benchmark, the MSCI EAFE Index, increased 27.27% for the same period.
Non-U.S. developed market stocks produced strong gains during the 12-month period, outperforming U.S.-based equities, and growth stocks outpaced their value counterparts. Among non-U.S. developed market stocks, those based in Europe fared the best, followed by Japan and the Far East. The strength in non-U.S. growth equity performance was supported by increasing evidence of a long-duration earnings recovery.
Growth in non-U.S. markets was driven by improved global earnings growth. Growth in Europe was supported by strong revenue and earnings growth. Rising consumer and business confidence, coupled with improved corporate profits, have also led to increased capital spending and employment growth.
Japan-based stocks have benefited from better-than-expected earnings, driven by improved capital spending, consumer confidence, and export growth. In addition, the Japanese economy grew at a 1.4% annual rate in the third quarter and has now expanded for seven consecutive quarters, the longest growth streak in more than a decade.
Overall, the portfolio benefited from an improved market environment. After two years of factors other than earnings driving stock prices, the market has returned to differentiating stock price performance based on fundamentals, allowing stock selection to play a more dominant role in fund performance.
Overall, the fund surpassed its benchmark primarily due to stock selection in the information technology, financials, consumer discretionary, and health care sectors. Regionally, owning stocks based in China, which is not part of the fund’s benchmark, and stock selection in Japan contributed to the fund’s outperformance.
Information Technology Sector Was Main Contributor
Strong stock selection and, to a lesser extent, an overweight in the information technology sector benefited performance. Regionally, a portfolio-only allocation to China as well as stock decisions in Japan added value.
Internet firms Alibaba Group Holding and Tencent Holdings drove returns in information technology. Alibaba was a strong performer for the full-year period as the company consistently beat estimates. Growth is being driven by strength in its core e-commerce business as well as the company’s ability to use data and technology to drive other verticals such as cloud and payments. Tencent also consistently reported better-than-expected results as the social media company is benefiting from the shift in advertising spend to digital. The company is in the early stages of monetizing its vast user base. The company also benefited from strength in its gaming business.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

In consumer discretionary, luxury goods firm Kering posted strong returns driven by the revitalization of its core Gucci brand which continues to benefit from new designs, store refurbishments, and improved demand for luxury goods. The proliferation of internet models helped online retailer Start Today, which was aided by new shop growth and brand diversification. E-commerce penetration in Japan is behind that in the U.S., and the company is capitalizing on the accelerating trend toward online business.
Commodity-Related Businesses Were Among Leading Detractors
Stock selection in materials and energy hurt returns. Regionally, stock selection in Spain and portfolio-only positions in Brazil hampered results.
Iron ore producer Fortescue Metals Group, which suffered amid supply/demand imbalances that resulted in weak iron ore prices, detracted from relative returns. We exited the position. In energy, Tullow Oil, whose performance is closely tied to oil prices, was a victim of ongoing weakness in the commodity. We subsequently eliminated the position.
Automotive manufacturer Tata Motors’ stock underperformed despite new model launches. Investments in these new model launches led to unexpected margin pressure. We liquidated the position.
Stock of CRH, a cement and aggregates company, was weak despite reporting in line results. The company expects underlying trends in the U.S. to continue to improve but has experienced weather-related delays.
Outlook
We remain focused on our disciplined, bottom-up fundamental process of identifying opportunities with accelerating, sustainable growth, where we see upside to consensus estimates. The portfolio is built through bottom-up stock selection within a risk-aware framework. We do not make top down sector or regional allocations. Confidence in sustained earnings growth continues to improve, supported by a strong global economic backdrop and confirmed by this strong earnings season and outlook. We expect earnings to continue to be the key driver of stock price performance. Information technology remains the largest sector overweight. This is supported by multiple trends, including the shift from online to digital, strong demand for factory automation solutions, and broad-based improvement in semiconductor demand, due to increased complexity and proliferation into end markets. Consumer discretionary remains a large overweight. Factors supporting our positive view for the sector include the shift in shopping from bricks and mortar to online as well as a general recovery in luxury goods demand. The portfolio has no exposure in the utilities and telecommunication services sectors, where we have not seen examples of companies exhibiting accelerating, sustainable growth that fit our investment process.
Europe remains our largest regional weighting. While the recovery in European earnings is behind that of the U.S., European earnings are the strongest in seven years with evidence of sustainability. Companies in Europe are benefiting from improved revenue growth combined with strong operating leverage. We expect foreign exchange to be less of a headwind going forward as the euro/dollar exchange rate stabilizes.

6

Fund Characteristics

NOVEMBER 30, 2017
Top Ten Holdings	% of net assets
British American Tobacco plc	2.3%
AIA Group Ltd.	2.2%
Unilever NV CVA	2.0%
Lonza Group AG	1.8%
Alibaba Group Holding Ltd. ADR	1.8%
London Stock Exchange Group plc	1.7%
Kering	1.7%
Treasury Wine Estates Ltd.	1.7%
adidas AG	1.6%
Roche Holding AG	1.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.5%
Temporary Cash Investments	0.3%
Other Assets and Liabilities	0.2%

Investments by Country	% of net assets
United Kingdom	23.8%
Japan	14.8%
France	8.8%
Germany	7.6%
Switzerland	7.0%
Netherlands	5.1%
China	4.0%
Denmark	3.3%
Australia	3.0%
Sweden	2.8%
Hong Kong	2.5%
Ireland	2.2%
Brazil	2.2%
Spain	2.0%
Other Countries	10.4%
Cash and Equivalents*	0.5%
*Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2017 to November 30, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/17	Ending Account Value 11/30/17	Expenses Paid During Period(1) 6/1/17 - 11/30/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,107.50	$6.18	1.17%
I Class	$1,000	$1,109.90	$5.13	0.97%
Y Class	$1,000	$1,109.80	$4.34	0.82%
A Class	$1,000	$1,106.00	$7.50	1.42%
C Class	$1,000	$1,101.80	$11.43	2.17%
R Class	$1,000	$1,105.00	$8.81	1.67%
R5 Class	$1,000	$1,109.00	$5.13	0.97%
R6 Class	$1,000	$1,109.80	$4.34	0.82%
Hypothetical
Investor Class	$1,000	$1,019.20	$5.92	1.17%
I Class	$1,000	$1,020.21	$4.91	0.97%
Y Class	$1,000	$1,020.96	$4.15	0.82%
A Class	$1,000	$1,017.95	$7.18	1.42%
C Class	$1,000	$1,014.19	$10.96	2.17%
R Class	$1,000	$1,016.70	$8.44	1.67%
R5 Class	$1,000	$1,020.21	$4.91	0.97%
R6 Class	$1,000	$1,020.96	$4.15	0.82%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

NOVEMBER 30, 2017

	Shares	Value
COMMON STOCKS — 99.5%
Australia — 3.0%
CSL Ltd.	196,100	$21,337,125
Treasury Wine Estates Ltd.	2,183,160	26,074,420
		47,411,545
Austria — 1.5%
Erste Group Bank AG	530,502	23,077,496
Belgium — 1.1%
KBC Group NV	213,820	17,506,122
Brazil — 2.2%
Banco do Brasil SA	482,300	4,409,794
Itau Unibanco Holding SA Preference Shares	632,300	7,971,718
Localiza Rent a Car SA	1,744,500	10,674,467
Lojas Renner SA	1,052,300	10,907,312
		33,963,291
Canada — 0.8%
Dollarama, Inc.	102,490	12,528,542
China — 4.0%
Alibaba Group Holding Ltd. ADR(1)	159,090	28,171,657
ANTA Sports Products Ltd.	1,810,000	8,128,630
TAL Education Group ADR	274,960	7,665,885
Tencent Holdings Ltd.	379,000	19,563,639
		63,529,811
Denmark — 3.3%
AP Moller - Maersk A/S, B Shares	8,300	14,890,524
Chr Hansen Holding A/S	174,890	15,886,964
DSV A/S	276,270	21,279,509
		52,056,997
France — 8.8%
Accor SA	253,900	12,739,870
ArcelorMittal(1)	142,790	4,323,019
Arkema SA	135,600	16,599,943
BNP Paribas SA	248,370	18,814,158
Danone SA	269,530	22,754,293
Essilor International Cie Generale d'Optique SA	46,365	5,965,426
Kering	58,740	26,075,036
TOTAL SA	284,440	16,059,482
Valeo SA	196,146	14,240,455
		137,571,682
Germany — 7.6%
adidas AG	123,670	25,788,317
Deutsche Boerse AG	71,410	8,096,506
Fresenius Medical Care AG & Co. KGaA	148,200	14,728,562

10

	Shares	Value
HeidelbergCement AG	158,360	$16,852,879
Infineon Technologies AG	398,470	11,006,523
SAP SE	209,810	23,635,974
Zalando SE(1)	363,380	18,605,864
		118,714,625
Hong Kong — 2.5%
AIA Group Ltd.	4,236,200	34,528,936
Melco Resorts & Entertainment Ltd. ADR	181,350	4,735,048
		39,263,984
India — 0.7%
HDFC Bank Ltd.	406,700	11,721,016
Indonesia — 1.1%
Bank Mandiri Persero Tbk PT	30,269,700	16,609,587
Ireland — 2.2%
CRH plc	390,660	13,480,530
Ryanair Holdings plc ADR(1)	169,551	20,675,049
		34,155,579
Italy — 1.1%
UniCredit SpA(1)	827,820	16,669,745
Japan — 14.8%
CyberAgent, Inc.	262,300	9,047,765
Daikin Industries Ltd.	154,100	17,803,336
Daito Trust Construction Co. Ltd.	54,200	9,926,679
FANUC Corp.	57,400	14,363,300
Keyence Corp.	37,500	21,856,126
Komatsu Ltd.	644,900	20,102,950
MonotaRO Co. Ltd.	389,600	11,133,183
Nintendo Co. Ltd.	46,900	19,041,361
Nitori Holdings Co. Ltd.	75,500	12,355,486
Pola Orbis Holdings, Inc.	410,300	15,023,482
Rakuten, Inc.	803,100	8,257,143
Recruit Holdings Co. Ltd.	544,700	12,785,670
Rohm Co. Ltd.	124,800	12,869,043
Ryohin Keikaku Co. Ltd.	42,100	13,173,470
Start Today Co. Ltd.	548,000	16,887,848
Sysmex Corp.	221,500	16,863,788
		231,490,630
Mexico — 0.6%
Grupo Financiero Banorte SAB de CV	1,529,830	8,985,165
Netherlands — 5.1%
ASML Holding NV	143,910	25,302,782
Heineken NV	164,315	16,747,806
InterXion Holding NV(1)	117,280	6,770,575
Unilever NV CVA	550,790	31,744,954
		80,566,117
Norway — 0.6%
DNB ASA	556,230	10,154,152

11

	Shares	Value
Portugal — 0.5%
Jeronimo Martins SGPS SA	433,991	$8,519,194
Russia — 1.1%
Yandex NV, A Shares(1)	504,540	16,705,319
Spain — 2.0%
Amadeus IT Group SA	251,200	18,136,704
CaixaBank SA	1,536,210	7,311,102
Industria de Diseno Textil SA	151,570	5,371,721
		30,819,527
Sweden — 2.8%
Hexagon AB, B Shares	327,050	16,074,256
Lundin Petroleum AB(1)	511,340	11,774,559
Sandvik AB	966,010	16,593,551
		44,442,366
Switzerland — 7.0%
ABB Ltd.	467,810	11,974,321
Cie Financiere Richemont SA	185,450	15,962,002
Julius Baer Group Ltd.	322,970	18,993,067
Lonza Group AG	108,170	28,260,027
Roche Holding AG	100,434	25,343,692
Swiss Re AG	98,440	9,234,377
		109,767,486
Taiwan — 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,995,000	15,019,304
Thailand — 0.3%
CP ALL PCL	2,404,000	5,373,295
United Kingdom — 23.8%
Ashtead Group plc	605,485	15,563,862
ASOS plc(1)	178,466	14,635,566
Associated British Foods plc	380,543	15,109,620
Aviva plc	2,602,035	17,993,203
B&M European Value Retail SA	3,019,461	15,602,510
British American Tobacco plc	567,240	36,084,548
Bunzl plc	383,450	10,974,109
Carnival plc	233,390	15,116,462
Coca-Cola HBC AG	191,010	6,101,148
Compass Group plc	664,959	13,493,876
Diageo plc	698,970	24,148,908
Ferguson plc	266,100	19,211,768
HSBC Holdings plc (Hong Kong)	1,674,400	16,814,379
Intertek Group plc	220,160	15,580,522
Just Eat plc(1)	903,834	9,773,009
London Stock Exchange Group plc	516,940	26,450,879
RELX plc	695,510	16,169,917
Rio Tinto plc	324,850	15,397,596
Royal Dutch Shell plc, A Shares	590,857	18,909,367
RPC Group plc	1,445,460	18,022,157

12

	Shares	Value
St. James's Place plc	911,951	$14,980,310
Weir Group plc (The)	614,500	16,221,539
		372,355,255
TOTAL COMMON STOCKS (Cost $1,179,118,610)		1,558,977,832
TEMPORARY CASH INVESTMENTS — 0.3%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 3.75%, 4/15/18 - 2/15/47, valued at $2,674,684), in a joint trading account at 0.88%, dated 11/30/17, due 12/1/17 (Delivery value $2,627,623)		2,627,559
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.375%, 5/15/44, valued at $2,234,826), at 0.34%, dated 11/30/17, due 12/1/17 (Delivery value $2,189,021)		2,189,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,816,559)		4,816,559
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $1,183,935,169)		1,563,794,391
OTHER ASSETS AND LIABILITIES — 0.2%		2,430,706
TOTAL NET ASSETS — 100.0%		$1,566,225,097

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	18.6%
Consumer Discretionary	18.1%
Industrials	16.9%
Information Technology	15.5%
Consumer Staples	13.2%
Health Care	7.1%
Materials	6.6%
Energy	2.9%
Real Estate	0.6%
Cash and Equivalents*	0.5%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CVA	-	Certificaten Van Aandelen

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2017
Assets
Investment securities, at value (cost of $1,183,935,169)	$1,563,794,391
Cash	4,450
Foreign currency holdings, at value (cost of $249,469)	247,970
Receivable for investments sold	2,961,397
Receivable for capital shares sold	272,175
Dividends and interest receivable	3,523,050
Other assets	70,372
1,570,873,805

Liabilities
Payable for investments purchased	2,176,950
Payable for capital shares redeemed	901,667
Accrued management fees	1,460,452
Distribution and service fees payable	23,061
Accrued foreign taxes	76,706
Accrued other expenses	9,872
4,648,708

Net Assets	$1,566,225,097

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,106,814,703
Undistributed net investment income	9,845,039
Undistributed net realized gain	69,736,390
Net unrealized appreciation	379,828,965
$1,566,225,097

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$1,357,353,127	98,357,415	$13.80
I Class, $0.01 Par Value	$90,679,305	6,601,052	$13.74
Y Class, $0.01 Par Value	$5,993	436	$13.75
A Class, $0.01 Par Value	$77,982,559	5,617,295	$13.88*
C Class, $0.01 Par Value	$6,742,914	502,330	$13.42
R Class, $0.01 Par Value	$3,608,734	257,802	$14.00
R5 Class, $0.01 Par Value	$5,985	436	$13.73
R6 Class, $0.01 Par Value	$29,846,480	2,170,765	$13.75
*Maximum offering price $14.73 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,478,307)	$30,157,258
Interest	34,520
30,191,778

Expenses:
Management fees	17,480,949
Distribution and service fees:
A Class	217,645
C Class	62,764
R Class	16,732
Directors' fees and expenses	46,476
Other expenses	80,677
17,905,243

Net investment income (loss)	12,286,535

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $19,895)	126,043,368
Foreign currency translation transactions	(413,367)
125,630,001

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(76,706))	279,734,791
Translation of assets and liabilities in foreign currencies	295,885
280,030,676

Net realized and unrealized gain (loss)	405,660,677

Net Increase (Decrease) in Net Assets Resulting from Operations	$417,947,212

 See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2017 AND NOVEMBER 30, 2016
Increase (Decrease) in Net Assets	November 30, 2017	November 30, 2016
Operations
Net investment income (loss)	$12,286,535	$12,812,320
Net realized gain (loss)	125,630,001	(35,597,694)
Change in net unrealized appreciation (depreciation)	280,030,676	(115,941,033)
Net increase (decrease) in net assets resulting from operations	417,947,212	(138,726,407)

Distributions to Shareholders
From net investment income:
Investor Class	(5,994,029)	(7,144,126)
I Class	(404,902)	(467,296)
A Class	(256,085)	(436,078)
R Class	—	(4,047)
R6 Class	(317,212)	(376,203)
From net realized gains:
Investor Class	—	(71,718,645)
I Class	—	(3,592,483)
A Class	—	(7,082,263)
C Class	—	(530,306)
R Class	—	(173,171)
R6 Class	—	(2,461,989)
Decrease in net assets from distributions	(6,972,228)	(93,986,607)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(290,117,289)	(28,937,016)

Redemption Fees
Increase in net assets from redemption fees	15,070	19,316

Net increase (decrease) in net assets	120,872,765	(261,630,714)

Net Assets
Beginning of period	1,445,352,332	1,706,983,046
End of period	$1,566,225,097	$1,445,352,332

Undistributed (distributions in excess of) net investment income	$9,845,039	$(5,717,742)

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2017

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, I Class (formerly Institutional Class), Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

17

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Redemption Fees — Prior to October 9, 2017, the fund may have imposed a 2.00% redemption fee on shares held less than 60 days. The fee was not applicable to all classes. The redemption fee was retained by the fund to help cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

18

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset
Allocation Portfolios, Inc. own, in aggregate, 21% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of NT International Growth Fund, one fund in a series issued by the corporation.

The management fee schedule range and the effective annual management fee for each class for the period ended November 30, 2017 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.050% to 1.500%	1.16%
I Class	0.850% to 1.300%	0.96%
Y Class	0.700% to 1.150%	0.81%
A Class	1.050% to 1.500%	1.16%
C Class	1.050% to 1.500%	1.16%
R Class	1.050% to 1.500%	1.16%
R5 Class	0.850% to 1.300%	0.96%
R6 Class	0.700% to 1.150%	0.81%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things,

19

that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $706,889 and $341,726, respectively. The effect of interfund transactions on the Statement of Operations was $95,772 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2017 were $863,856,277 and $1,145,897,869, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2017(1)		Year ended November 30, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	900,000,000		875,000,000
Sold	9,241,163	$110,317,323	10,482,368	$113,487,463
Issued in reinvestment of distributions	552,236	5,837,134	6,787,008	76,693,189
Redeemed	(27,819,284)	(341,059,230)	(17,865,264)	(197,712,746)
	(18,025,885)	(224,904,773)	(595,888)	(7,532,094)
I Class/Shares Authorized	80,000,000		70,000,000
Sold	7,040,337	84,877,441	1,251,989	13,630,649
Issued in reinvestment of distributions	38,562	404,902	361,512	4,059,779
Redeemed	(6,112,035)	(76,557,575)	(1,756,602)	(19,107,397)
	966,864	8,724,768	(143,101)	(1,416,969)
Y Class/Shares Authorized	50,000,000		N/A
Sold	436	5,000
A Class/Shares Authorized	70,000,000		185,000,000
Sold	853,399	10,384,738	1,831,048	20,171,236
Issued in reinvestment of distributions	23,420	249,663	646,908	7,374,750
Redeemed	(5,500,584)	(64,648,352)	(3,693,064)	(40,701,226)
	(4,623,765)	(54,013,951)	(1,215,108)	(13,155,240)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	100,907	1,269,287	70,768	760,067
Issued in reinvestment of distributions	—	—	39,978	445,758
Redeemed	(251,483)	(2,905,747)	(321,709)	(3,439,340)
	(150,576)	(1,636,460)	(210,963)	(2,233,515)
R Class/Shares Authorized	30,000,000		30,000,000
Sold	102,324	1,268,493	101,622	1,141,480
Issued in reinvestment of distributions	—	—	13,640	157,129
Redeemed	(132,853)	(1,636,095)	(93,508)	(1,040,020)
	(30,529)	(367,602)	21,754	258,589
R5 Class/Shares Authorized	50,000,000		N/A
Sold	436	5,000
R6 Class/Shares Authorized	50,000,000		40,000,000
Sold	1,263,843	16,186,454	1,828,729	19,554,531
Issued in reinvestment of distributions	30,211	317,212	252,958	2,838,192
Redeemed	(2,723,909)	(34,432,937)	(2,488,738)	(27,250,510)
	(1,429,855)	(17,929,271)	(407,051)	(4,857,787)
Net increase (decrease)	(23,292,874)	$(290,117,289)	(2,550,357)	$(28,937,016)

(1)	April 10, 2017 (commencement of sale) through November 30, 2017 for the Y Class and R5 Class.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
China	$35,837,542	$27,692,269	—
Hong Kong	4,735,048	34,528,936	—
Ireland	20,675,049	13,480,530	—
Netherlands	6,770,575	73,795,542	—
Russia	16,705,319	—	—
Other Countries	—	1,324,757,022	—
Temporary Cash Investments	—	4,816,559	—
	$84,723,533	$1,479,070,858	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

On December 19, 2017, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 18, 2017 of $0.5796 for the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class.

On December 19, 2017, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 18, 2017:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
$0.1251	$0.1527	$0.1602	$0.0905	—	$0.0559	$0.1451	$0.1735

The tax character of distributions paid during the years ended November 30, 2017 and November 30, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$6,972,228	$13,905,466
Long-term capital gains	—	$80,081,141

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The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,192,259,145
Gross tax appreciation of investments	$376,898,023
Gross tax depreciation of investments	(5,362,777)
Net tax appreciation (depreciation) of investments	371,535,246
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(30,257)
Net tax appreciation (depreciation)	$371,504,989
Undistributed ordinary income	$14,921,315
Accumulated long-term gains	$72,984,090

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$10.56	0.10	3.19	3.29	(0.05)	—	(0.05)	$13.80	31.32%	1.17%	0.80%	57%	$1,357,353
2016	$12.25	0.09	(1.10)	(1.01)	(0.06)	(0.62)	(0.68)	$10.56	(8.59)%	1.18%	0.83%	70%	$1,229,531
2015	$13.40	0.07	(0.34)	(0.27)	(0.08)	(0.80)	(0.88)	$12.25	(1.86)%	1.17%	0.62%	62%	$1,432,784
2014	$13.78	0.10	—(3)	0.10	(0.20)	(0.28)	(0.48)	$13.40	0.80%	1.18%	0.74%	75%	$1,521,655
2013	$11.27	0.11	2.58	2.69	(0.18)	—	(0.18)	$13.78	24.22%	1.22%	0.84%	110%	$1,499,623
I Class(4)
2017	$10.51	0.13	3.17	3.30	(0.07)	—	(0.07)	$13.74	31.64%	0.97%	1.00%	57%	$90,679
2016	$12.19	0.11	(1.09)	(0.98)	(0.08)	(0.62)	(0.70)	$10.51	(8.40)%	0.98%	1.03%	70%	$59,236
2015	$13.33	0.10	(0.34)	(0.24)	(0.10)	(0.80)	(0.90)	$12.19	(1.63)%	0.97%	0.82%	62%	$70,422
2014	$13.73	0.14	(0.03)	0.11	(0.23)	(0.28)	(0.51)	$13.33	0.91%	0.98%	0.94%	75%	$138,527
2013	$11.24	0.13	2.58	2.71	(0.22)	—	(0.22)	$13.73	24.54%	1.02%	1.04%	110%	$185,325
Y Class
2017(5)	$11.48	0.09	2.18	2.27	—	—	—	$13.75	19.77%	0.82%(6)	1.14%(6)	57%(7)	$6

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2017	$10.63	0.06	3.22	3.28	(0.03)	—	(0.03)	$13.88	30.88%	1.42%	0.55%	57%	$77,983
2016	$12.32	0.06	(1.09)	(1.03)	(0.04)	(0.62)	(0.66)	$10.63	(8.73)%	1.43%	0.58%	70%	$108,847
2015	$13.48	0.07	(0.37)	(0.30)	(0.06)	(0.80)	(0.86)	$12.32	(2.13)%	1.42%	0.37%	62%	$141,175
2014	$13.86	0.07	(0.01)	0.06	(0.16)	(0.28)	(0.44)	$13.48	0.49%	1.43%	0.49%	75%	$301,164
2013	$11.33	0.07	2.61	2.68	(0.15)	—	(0.15)	$13.86	23.98%	1.47%	0.59%	110%	$267,979
C Class
2017	$10.33	(0.03)	3.12	3.09	—	—	—	$13.42	29.91%	2.17%	(0.20)%	57%	$6,743
2016	$12.04	(0.02)	(1.07)	(1.09)	—	(0.62)	(0.62)	$10.33	(9.43)%	2.18%	(0.17)%	70%	$6,743
2015	$13.22	(0.05)	(0.33)	(0.38)	—	(0.80)	(0.80)	$12.04	(2.81)%	2.17%	(0.38)%	62%	$10,402
2014	$13.58	(0.03)	(0.02)	(0.05)	(0.03)	(0.28)	(0.31)	$13.22	(0.29)%	2.18%	(0.26)%	75%	$10,129
2013	$11.14	(0.03)	2.57	2.54	(0.10)	—	(0.10)	$13.58	23.00%	2.22%	(0.16)%	110%	$4,859
R Class
2017	$10.72	0.03	3.25	3.28	—	—	—	$14.00	30.60%	1.67%	0.30%	57%	$3,609
2016	$12.43	0.04	(1.12)	(1.08)	(0.01)	(0.62)	(0.63)	$10.72	(9.00)%	1.68%	0.33%	70%	$3,090
2015	$13.59	0.02	(0.35)	(0.33)	(0.03)	(0.80)	(0.83)	$12.43	(2.31)%	1.67%	0.12%	62%	$3,313
2014	$13.96	0.03	(0.01)	0.02	(0.11)	(0.28)	(0.39)	$13.59	0.25%	1.68%	0.24%	75%	$2,195
2013	$11.41	0.05	2.62	2.67	(0.12)	—	(0.12)	$13.96	23.59%	1.72%	0.34%	110%	$2,270
R5 Class
2017(5)	$11.48	0.08	2.17	2.25	—	—	—	$13.73	19.60%	0.97%(6)	0.99%(6)	57%(7)	$6

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2017	$10.53	0.15	3.16	3.31	(0.09)	—	(0.09)	$13.75	31.68%	0.82%	1.15%	57%	$29,846
2016	$12.20	0.14	(1.10)	(0.96)	(0.09)	(0.62)	(0.71)	$10.53	(8.19)%	0.83%	1.18%	70%	$37,903
2015	$13.34	0.11	(0.33)	(0.22)	(0.12)	(0.80)	(0.92)	$12.20	(1.50)%	0.82%	0.97%	62%	$48,887
2014	$13.74	0.13	—(3)	0.13	(0.25)	(0.28)	(0.53)	$13.34	1.10%	0.83%	1.09%	75%	$8,411
2013(8)	$12.56	0.01	1.17	1.18	—	—	—	$13.74	9.39%	0.85%(6)	0.20%(6)	110%(9)	$5,076

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(5)	April 10, 2017 (commencement of sale) through November 30, 2017.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.

(8)	July 26, 2013 (commencement of sale) through November 30, 2013.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Growth Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Growth Fund of American Century World Mutual Funds, Inc. as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2018

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	69	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc. and MGP Ingredients, Inc.
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

29

Approval of Management Agreement

At a meeting held on June 29, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by the Fund and the Advisor regarding financial intermediaries, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In

30

connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed during the year to compliance with the Department of Labor fiduciary rule and share class modernization.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the five- and ten-year periods and below its benchmark for the one- and three-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The

31

Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board discussed with the Advisor the factors that

32

impacted the level of the fee in relation to its peers and accepted the Advisor's explanation of such factors. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

33

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century World Mutual Funds, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$5,482,015,298	$72,735,781
Barry Fink	$5,485,170,607	$69,580,472
Jan M. Lewis	$5,489,025,901	$65,725,178
Stephen E. Yates	$5,481,872,069	$72,879,010
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2017.

The fund hereby designates $2,348,763, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2017.

For the fiscal year ended November 30, 2017, the fund intends to pass through to shareholders foreign source income of $32,423,141 and foreign taxes paid of $2,374,375, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2017 are $0.2856 and $0.0209, respectively.

The fund utilized earnings and profits of $2,958,677 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91027 1801

Annual Report

November 30, 2017

International Opportunities Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Upbeat Earnings, Economic Data Sparked Strong Gains for Global Stocks

Throughout the world, improving economic activity, healthy corporate earnings growth, and supportive central bank policies helped fuel robust double-digit gains for global stocks. The rally began early in the period, largely in response to the economic-growth implications of Donald Trump’s presidential election victory, and it forged ahead with few interruptions through November 2017. The 12-month period included several potential sources of financial market disruption, including acts of terrorism, North Korean saber-rattling, and an active and destructive hurricane season. Yet any resulting volatility was short-lived, as investors remained focused on positive economic and earnings news. Furthermore, in the U.S., the prospect for pro-growth tax reform propelled major stock indices to several record-high levels.

Among the developed markets, equity performance was notably strong in Europe, where solid corporate profits, improving economic growth rates, declining unemployment, and perceived market-friendly election results in France and Germany supported gains. In addition, the European Central Bank continued to provide stimulus support in the wake of persistently low inflation, which also helped stocks advance. Returns for emerging markets stocks were even stronger, bolstered by improving global and local economic and business fundamentals and rising oil prices.

The broad “risk-on” sentiment also extended to the global fixed-income market, where emerging markets bonds and high-yield corporate bonds were top performers. These securities satisfied investor demand for yield as interest rates remained relatively low throughout the world.

With global growth synchronizing and strengthening and central banks pursuing varying degrees of policy normalization, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	AIOIX	40.69%	12.72%	4.57%	—	6/1/01
MSCI ACWI ex-U.S. Small Cap Growth Index	—	31.97%	10.16%	3.73%	—	—
I Class	ACIOX	41.01%	12.91%	4.77%	—	1/9/03
A Class	AIVOX					3/1/10
No sales charge		40.45%	12.45%	—	11.60%
With sales charge		32.44%	11.14%	—	10.74%
C Class	AIOCX	39.46%	11.63%	—	10.78%	3/1/10
R Class	AIORX	40.02%	12.17%	—	11.32%	3/1/10
Average annual returns since inception are presented when ten years of performance history is not available. Prior to April 10, 2017, the I Class was referred to as the Institutional Class. Fund returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2017
Investor Class — $15,643

MSCI ACWI ex-U.S. Small Cap Growth Index — $14,427

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class
1.74%	1.54%	1.99%	2.74%	2.24%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Trevor Gurwich and Federico Laffan

Performance Summary

International Opportunities returned 40.69%* for the 12 months ended November 30, 2017. The portfolio’s benchmark, the MSCI ACWI ex-U.S. Small Cap Growth Index, returned 31.97% for the same period.

A global recovery in corporate earnings growth fueled strong gains for non-U.S. stocks, especially in non-U.S. small-cap stocks, which generally outperformed their mid- and large-cap counterparts. In this environment, our focus on companies demonstrating accelerating and sustainable earnings growth helped drive our outperformance. This was especially the case in sectors such as information technology and industrials, where several of our holdings benefited from the growing digital migration of media and commerce as well as the rising demand for automation.

Within the portfolio, stock selection drove the outperformance versus the benchmark, especially in the health care, consumer staples, and consumer discretionary sectors. Underweights in the consumer staples and consumer discretionary sectors also lifted relative performance. Stock selection and an overweight in the materials sector, combined with an overweight in the energy sector, weighed moderately on relative performance. Regionally, investments in China, New Zealand, and India added to relative performance, while holdings in South Korea, the U.K., and Germany detracted.

Top Contributors Included IT Services Company and Optical Components Maker

Strong earnings performance helped lift the portfolio’s technology stocks, notably Vakrangee, an IT services company that has partnered with Amazon to solve the “last mile” problem for rural consumers in India. The company operates a network of small rural-area consumer outlets that provide one-stop shopping for banking and other services. These outlets also offer computers that rural consumers can use to shop with Amazon, and the stores then serve as delivery locations for these online purchases. The company’s retail footprint continues to expand across India, helping to drive the stock price higher.

Growing demand for high performance smartphones helped drive earnings growth for another contributor, Q Technology Group, a manufacturer of camera modules for smartphones, tablets, and PCs. The stock rallied on the company’s strong financial results, improved pricing, and an industry shift to higher-megapixel cameras. Following this period of robust performance, we opted to sell the position and take our profits as the risk/reward profile was no longer attractive.

A prominent contributor in the consumer staples sector, a2 Milk produces milk that is free from the beta casein a1 protein. The stock’s robust earnings and stock performance were driven by both strong sales trends in Australia and continued solid demand for its infant formula products from online consumers in China.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Packaging Materials Company Was a Key Detractor

Stock selection and a portfolio overweight hurt relative performance in the materials sector, where
RPC Group was a notable detractor. The stock of the plastic products manufacturer fell sharply early in the reporting period on concerns over the company’s planned acquisition of rigid plastic packing supplier Letica. While the deal made sense strategically, and the valuation appeared reasonable, investors were concerned about the rate and size of the company’s acquisitions. Investors were also concerned that the company’s planned rights issue might dilute value for investors. Given near-term uncertainty for the business, we decided to sell the stock.

Energy exploration company Parex Resources was another detractor. The stock declined in the first half of the reporting period as concerns about oversupplied oil markets drove oil prices lower. Nonetheless, in our view the company’s fundamentals remained positive and we held onto the investment. The stock recovered somewhat later in the reporting period as oil prices trended higher on hopes for reduced Saudi production.

Elsewhere in the portfolio, Tongda Group Holdings was a detractor. The company supplies casing solutions for consumer electronic products. The stock declined in May following market speculation that one of Tongda’s key customers was cutting its orders. Given near-term uncertainty for Tongda’s business, we decided to liquidate our investment.

Outlook

We continue to invest in non-U.S. small-cap companies that we believe are demonstrating accelerating and sustainable growth. Our stock selection process continues to drive our sector and country allocations. We continue to find earnings growth opportunities among several companies in the information technology sector, which remains a large sector overweight. In particular, holdings within the semiconductor industry continue to benefit from strengthening demand, while select companies in the internet, software, and online payment industries are showing accelerating earnings. By contrast, the real estate sector remains a prominent underweight, as stretched valuations and expectations for higher interest rates may pressure property stocks. However, we are exploring opportunities among data center real estate investment trusts due to favorable longer-term trends associated with cloud computing and data storage.

From a regional standpoint, Europe remains the portfolio’s largest weighting in absolute terms, driven by bottom-up stock selection. We also believe Europe’s improving economic backdrop bodes well for earnings growth opportunities in several industries within the consumer discretionary and financials sectors.

6

Fund Characteristics

NOVEMBER 30, 2017
Top Ten Holdings	% of net assets
Rentokil Initial plc	2.4%
Vakrangee Ltd.	2.0%
Rubis SCA	1.8%
FinecoBank Banca Fineco SpA	1.8%
Straumann Holding AG	1.7%
ASR Nederland NV	1.7%
Venture Corp. Ltd.	1.7%
Teleperformance	1.7%
Bellway plc	1.6%
a2 Milk Co. Ltd.	1.4%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.5%
Other Assets and Liabilities	0.5%

Investments by Country	% of net assets
Japan	21.3%
France	7.8%
United Kingdom	7.8%
Canada	7.7%
Germany	6.8%
Switzerland	6.2%
Italy	6.0%
China	3.9%
South Korea	3.8%
India	3.4%
Taiwan	3.2%
Spain	2.8%
Brazil	2.5%
Netherlands	2.2%
New Zealand	2.0%
Other Countries	12.1%
Other Assets and Liabilities	0.5%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2017 to November 30, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/17	Ending Account Value 11/30/17	Expenses Paid During Period(1) 6/1/17 - 11/30/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,169.40	$8.21	1.51%
I Class	$1,000	$1,170.70	$7.13	1.31%
A Class	$1,000	$1,168.80	$9.57	1.76%
C Class	$1,000	$1,164.80	$13.62	2.51%
R Class	$1,000	$1,166.20	$10.91	2.01%
Hypothetical
Investor Class	$1,000	$1,017.50	$7.64	1.51%
I Class	$1,000	$1,018.50	$6.63	1.31%
A Class	$1,000	$1,016.24	$8.90	1.76%
C Class	$1,000	$1,012.48	$12.66	2.51%
R Class	$1,000	$1,014.99	$10.15	2.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

NOVEMBER 30, 2017

	Shares	Value
COMMON STOCKS — 99.5%
Australia — 1.8%
ALS Ltd.	274,524	$1,408,692
NEXTDC Ltd.(1)	221,730	980,643
Northern Star Resources Ltd.	230,347	1,012,457
		3,401,792
Belgium — 0.7%
Galapagos NV(1)	15,025	1,315,265
Brazil — 2.5%
CVC Brasil Operadora e Agencia de Viagens SA	158,000	2,170,572
EcoRodovias Infraestrutura e Logistica SA	377,900	1,388,791
Magazine Luiza SA	72,504	1,258,512
		4,817,875
Canada — 7.7%
Arizona Mining, Inc.(1)	355,732	868,547
BRP, Inc.	57,606	2,106,170
CES Energy Solutions Corp.	314,959	1,498,933
Descartes Systems Group, Inc. (The)(1)	67,360	1,869,675
FirstService Corp.	27,823	1,894,979
Hudbay Minerals, Inc.	108,509	788,071
Interfor Corp.(1)	82,973	1,376,291
New Flyer Industries, Inc.	11,803	448,919
Parex Resources, Inc.(1)	126,561	1,691,208
Premium Brands Holdings Corp.	21,093	1,741,523
Raging River Exploration, Inc.(1)	56,225	327,723
		14,612,039
China — 3.9%
Baozun, Inc. ADR(1)	51,483	1,459,543
China Resources Cement Holdings Ltd.	2,940,000	1,965,331
Kingboard Laminates Holdings Ltd.	1,061,500	1,772,913
Lonking Holdings Ltd.	2,667,000	956,809
Wisdom Education International Holdings Co. Ltd.	2,088,000	1,249,563
		7,404,159
Denmark — 1.1%
Ambu A/S, B Shares	2,147	179,797
Topdanmark A/S(1)	45,267	1,946,347
		2,126,144
Finland — 0.5%
Terveystalo Oyj(1)	77,567	872,463
France — 7.8%
Alten SA	5,591	464,802
Maisons du Monde SA	47,479	1,962,050
Rubis SCA	49,182	3,499,338

10

	Shares	Value
SOITEC(1)	12,599	$964,582
Solutions 30 SE(1)	49,032	1,545,833
Teleperformance	21,791	3,228,025
Trigano SA	5,666	896,393
Worldline SA(1)	47,937	2,361,313
		14,922,336
Germany — 6.8%
AIXTRON SE(1)	119,698	1,758,625
AURELIUS Equity Opportunities SE & Co. KGaA	18,462	1,194,735
Carl Zeiss Meditec AG	25,846	1,529,222
CTS Eventim AG & Co. KGaA	20,399	990,668
Duerr AG	10,426	1,313,040
Jungheinrich AG Preference Shares	33,734	1,508,601
MorphoSys AG(1)	22,613	2,136,382
Rheinmetall AG	19,380	2,466,053
		12,897,326
Hong Kong — 1.6%
Luk Fook Holdings International Ltd.	289,000	1,263,702
Melco International Development Ltd.	640,000	1,856,466
		3,120,168
India — 3.4%
Dewan Housing Finance Corp. Ltd.	147,149	1,415,617
Future Retail Ltd.(1)	154,585	1,321,545
Praxis Home Retail Ltd.(1)	7,729	2,397
Vakrangee Ltd.	340,006	3,773,225
		6,512,784
Indonesia — 1.1%
PT Bank Tabungan Negara Persero Tbk	8,640,600	2,044,567
Italy — 6.0%
Amplifon SpA	90,970	1,422,456
Biesse SpA	5,860	304,568
Buzzi Unicem SpA	41,418	1,100,299
Davide Campari-Milano SpA	280,349	2,181,116
FinecoBank Banca Fineco SpA	346,181	3,492,402
Gima TT SpA(1)	50,478	1,012,372
Moncler SpA	66,172	1,814,775
		11,327,988
Japan — 21.3%
Anritsu Corp.	145,300	1,389,938
Cosmos Pharmaceutical Corp.	8,100	1,829,790
Daifuku Co. Ltd.	19,000	1,038,742
Denka Co. Ltd.	45,100	1,666,430
DMG Mori Co. Ltd.	92,200	1,857,477
GMO Payment Gateway, Inc.	21,000	1,551,556
HIS Co. Ltd.	50,700	1,917,392
Hosiden Corp.	94,100	1,500,187
Investors Cloud Co. Ltd.	24,600	1,459,929

11

	Shares	Value
Itochu Techno-Solutions Corp.	48,500	$2,048,509
KH Neochem Co. Ltd.	43,000	1,028,648
Maxell Holdings Ltd.	75,600	1,541,920
Nihon M&A Center, Inc.	21,500	1,075,487
Nippon Shinyaku Co. Ltd.	22,700	1,627,604
Nippon Shokubai Co. Ltd.	25,500	1,785,588
Outsourcing, Inc.	113,200	1,993,737
Pigeon Corp.	38,000	1,458,308
Rohto Pharmaceutical Co. Ltd.	57,700	1,487,815
Sakata Seed Corp.	15,100	499,652
Sanwa Holdings Corp.	146,800	1,942,051
SHO-BOND Holdings Co. Ltd.	29,500	1,878,666
SMS Co. Ltd.	27,500	881,551
Tokyo Base Co. Ltd.(1)	25,700	1,058,010
Topcon Corp.	45,800	1,019,796
Toyo Tire & Rubber Co. Ltd.	63,900	1,312,115
Tsubaki Nakashima Co. Ltd.	81,100	1,812,771
Ulvac, Inc.	13,700	926,139
Zenkoku Hosho Co. Ltd.	22,800	985,309
		40,575,117
Malaysia — 0.5%
My EG Services Bhd	1,884,700	977,011
Netherlands — 2.2%
AMG Advanced Metallurgical Group NV	19,716	878,502
ASR Nederland NV	80,429	3,281,631
		4,160,133
New Zealand — 2.0%
a2 Milk Co. Ltd.(1)	445,213	2,584,930
Fisher & Paykel Healthcare Corp. Ltd.	147,177	1,313,419
		3,898,349
Norway — 0.6%
Aker BP ASA	51,005	1,200,644
Singapore — 1.7%
Venture Corp. Ltd.	206,800	3,229,197
South Africa — 1.0%
Dis-Chem Pharmacies Ltd.	718,990	1,938,543
South Korea — 3.8%
InBody Co. Ltd.	27,247	900,154
ING Life Insurance Korea Ltd.	43,704	2,188,309
Loen Entertainment, Inc.	9,936	985,771
Mando Corp.	4,490	1,372,645
Medy-Tox, Inc.	1,114	476,922
Modetour Network, Inc.	30,703	1,000,204
SK Materials Co. Ltd.	1,755	295,097
		7,219,102
Spain — 2.8%
Inmobiliaria Colonial Socimi SA	188,982	1,787,068
12

	Shares	Value
Masmovil Ibercom SA(1)	17,171	$1,574,957
NH Hotel Group SA	266,122	1,958,051
		5,320,076
Sweden — 1.2%
Saab AB, B Shares	27,966	1,359,564
SSAB AB, A Shares(1)	187,163	881,077
		2,240,641
Switzerland — 6.2%
Georg Fischer AG	1,466	1,927,796
Idorsia Ltd.(1)	48,361	1,040,461
Leonteq AG(1)	10,066	595,745
Logitech International SA	37,590	1,309,321
Straumann Holding AG	4,420	3,298,004
Tecan Group AG	6,237	1,284,806
Temenos Group AG	18,891	2,333,689
		11,789,822
Taiwan — 3.2%
Airtac International Group	133,345	2,280,376
Merry Electronics Co. Ltd.	196,000	1,454,951
Silergy Corp.	68,000	1,442,546
TCI Co. Ltd.	84,000	815,263
		5,993,136
Thailand — 0.3%
Taokaenoi Food & Marketing PCL	1,007,300	633,972
United Kingdom — 7.8%
Bellway plc	65,003	3,044,311
Burford Capital Ltd.	61,280	1,017,466
Greggs plc	46,635	837,881
Intermediate Capital Group plc	108,663	1,562,318
Just Eat plc(1)	189,793	2,052,201
Rentokil Initial plc	1,057,443	4,549,945
Sanne Group plc	79,876	789,024
SSP Group plc	59,135	513,462
UDG Healthcare plc	43,753	496,445
		14,863,053
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $140,613,368)		189,413,702
OTHER ASSETS AND LIABILITIES — 0.5%		902,527
TOTAL NET ASSETS — 100.0%		$190,316,229

13

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	21.4%
Industrials	18.7%
Consumer Discretionary	15.5%
Financials	10.6%
Health Care	10.4%
Consumer Staples	7.8%
Materials	7.2%
Real Estate	2.8%
Energy	2.5%
Utilities	1.8%
Telecommunication Services	0.8%
Other Assets and Liabilities	0.5%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

NOVEMBER 30, 2017
Assets
Investment securities, at value (cost of $140,613,368)	$189,413,702
Foreign currency holdings, at value (cost of $942,032)	942,032
Receivable for investments sold	1,087,484
Receivable for capital shares sold	341,998
Dividends and interest receivable	312,493
Other assets	56,061
192,153,770

Liabilities
Disbursements in excess of demand deposit cash	201,125
Payable for investments purchased	1,174,730
Payable for capital shares redeemed	93,911
Accrued management fees	228,353
Distribution and service fees payable	5,079
Accrued foreign taxes	133,236
Accrued other expenses	1,107
1,837,541

Net Assets	$190,316,229

Net Assets Consist of:
Capital (par value and paid-in surplus)	$124,394,966
Undistributed net investment income	284,166
Undistributed net realized gain	16,978,095
Net unrealized appreciation	48,659,002
$190,316,229

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$163,540,309	13,693,868	$11.94
I Class, $0.01 Par Value	$10,528,523	872,221	$12.07
A Class, $0.01 Par Value	$12,855,358	1,085,940	$11.84*
C Class, $0.01 Par Value	$2,452,790	214,316	$11.44
R Class, $0.01 Par Value	$939,249	80,126	$11.72
*Maximum offering price $12.56 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED NOVEMBER 30, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $227,593)	$2,194,710
Interest	6,540
2,201,250

Expenses:
Management fees	2,654,596
Distribution and service fees:
A Class	35,878
C Class	18,084
R Class	3,940
Directors' fees and expenses	4,696
Other expenses	9,260
2,726,454
Fees waived(1)	(310,890)
2,415,564

Net investment income (loss)	(214,314)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	19,347,558
Foreign currency translation transactions	(58,337)
19,289,221

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(133,236))	33,822,554
Translation of assets and liabilities in foreign currencies	28,643
33,851,197

Net realized and unrealized gain (loss)	53,140,418

Net Increase (Decrease) in Net Assets Resulting from Operations	$52,926,104

(1)	Amount consists of $258,274, $18,721, $28,702, $3,617 and $1,576 for Investor Class, I Class, A Class, C Class and R Class, respectively.

 See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2017 AND NOVEMBER 30, 2016
Increase (Decrease) in Net Assets	November 30, 2017	November 30, 2016
Operations
Net investment income (loss)	$(214,314)	$(150,974)
Net realized gain (loss)	19,289,221	1,245,292
Change in net unrealized appreciation (depreciation)	33,851,197	(7,284,247)
Net increase (decrease) in net assets resulting from operations	52,926,104	(6,189,929)

Distributions to Shareholders
From net investment income:
Investor Class	(41,869)	(1,126,676)
I Class	(15,442)	(65,585)
A Class	—	(135,676)
C Class	—	(1,467)
R Class	—	(3,245)
From net realized gains:
Investor Class	—	(2,032,554)
I Class	—	(100,298)
A Class	—	(315,770)
C Class	—	(25,684)
R Class	—	(10,615)
Decrease in net assets from distributions	(57,311)	(3,817,570)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	6,185,364	(15,817,396)

Redemption Fees
Increase in net assets from redemption fees	11,161	11,338

Net increase (decrease) in net assets	59,065,318	(25,813,557)

Net Assets
Beginning of period	131,250,911	157,064,468
End of period	$190,316,229	$131,250,911

Undistributed (distributions in excess of) net investment income	$284,166	$(381,933)

 See Notes to Financial Statements.

17

Notes to Financial Statements

NOVEMBER 30, 2017

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, I Class (formerly Institutional Class), A Class, C Class and R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the

18

fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

19

Redemption Fees — Prior to October 9, 2017, the fund may have imposed a 2.00% redemption fee on shares held less than 60 days. The fee was not applicable to all classes. The redemption fee was retained by the fund to help cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). During the period ended November 30, 2017, the investment advisor agreed to waive 0.20% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2018 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended November 30, 2017 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
		Before Waiver	After Waiver
Investor Class	1.400% to 2.000%	1.72%	1.52%
I Class	1.200% to 1.800%	1.52%	1.32%
A Class	1.400% to 2.000%	1.72%	1.52%
C Class	1.400% to 2.000%	1.72%	1.52%
R Class	1.400% to 2.000%	1.72%	1.52%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

20

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $244,494 and $190,567, respectively. The effect of interfund transactions on the Statement of Operations was $(12,676) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2017 were $197,928,739 and $191,548,295, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2017		Year ended November 30, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	120,000,000		120,000,000
Sold	4,116,295	$42,533,004	2,324,522	$20,183,544
Issued in reinvestment of distributions	4,880	40,599	343,807	3,039,251
Redeemed	(3,173,740)	(31,170,405)	(4,064,261)	(35,125,896)
	947,435	11,403,198	(1,395,932)	(11,903,101)
I Class/Shares Authorized	50,000,000		35,000,000
Sold	853,290	8,851,517	144,305	1,241,192
Issued in reinvestment of distributions	1,838	15,442	18,597	165,883
Redeemed	(760,870)	(8,148,776)	(113,497)	(1,004,870)
	94,258	718,183	49,405	402,205
A Class/Shares Authorized	40,000,000		30,000,000
Sold	406,592	3,848,170	793,313	6,858,283
Issued in reinvestment of distributions	—	—	51,180	450,388
Redeemed	(999,803)	(10,089,192)	(1,357,678)	(11,880,126)
	(593,211)	(6,241,022)	(513,185)	(4,571,455)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	84,620	901,605	71,416	602,250
Issued in reinvestment of distributions	—	—	2,651	22,907
Redeemed	(62,567)	(612,643)	(49,685)	(418,768)
	22,053	288,962	24,382	206,389
R Class/Shares Authorized	30,000,000		30,000,000
Sold	18,549	185,040	16,014	138,491
Issued in reinvestment of distributions	—	—	1,582	13,860
Redeemed	(17,071)	(168,997)	(11,891)	(103,785)
	1,478	16,043	5,705	48,566
Net increase (decrease)	472,013	$6,185,364	(1,829,625)	$(15,817,396)

21

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,459,543	$187,954,159	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

On December 19, 2017, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 18, 2017 of $0.9601 for the Investor Class, I Class, A Class, C Class and R Class.

On December 19, 2017, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 18, 2017:

Investor Class	I Class	A Class	C Class	R Class
$0.0605	$0.0844	$0.0305	—	$0.0005

The tax character of distributions paid during the years ended November 30, 2017 and November 30, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$57,311	$1,266,919
Long-term capital gains	—	$2,550,651

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The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$141,784,832
Gross tax appreciation of investments	$48,690,499
Gross tax depreciation of investments	(1,061,629)
Net tax appreciation (depreciation) of investments	47,628,870
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(142,317)
Net tax appreciation (depreciation)	$47,486,553
Undistributed ordinary income	$6,195,938
Accumulated long-term gains	$12,238,772

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$8.49	(0.01)	3.46	3.45	—(3)	—	—(3)	$11.94	40.69%	1.53%	1.73%	(0.11)%	(0.31)%	124%	$163,540
2016	$9.08	(0.01)	(0.36)	(0.37)	(0.08)	(0.14)	(0.22)	$8.49	(4.14)%	1.54%	1.74%	(0.07)%	(0.27)%	130%	$108,184
2015	$8.92	(0.03)	0.58	0.55	(0.02)	(0.37)	(0.39)	$9.08	6.67%	1.51%	1.71%	(0.33)%	(0.53)%	152%	$128,450
2014	$9.20	0.01	(0.26)	(0.25)	(0.03)	—	(0.03)	$8.92	(2.77)%	1.55%	1.75%	0.11%	(0.09)%	128%	$123,835
2013	$7.14	—(3)	2.14	2.14	(0.08)	—	(0.08)	$9.20	30.13%	1.72%	1.79%	(0.04)%	(0.11)%	123%	$137,264
I Class(4)
2017	$8.58	0.02	3.49	3.51	(0.02)	—	(0.02)	$12.07	41.01%	1.33%	1.53%	0.09%	(0.11)%	124%	$10,529
2016	$9.18	0.01	(0.38)	(0.37)	(0.09)	(0.14)	(0.23)	$8.58	(4.05)%	1.34%	1.54%	0.13%	(0.07)%	130%	$6,674
2015	$9.02	(0.01)	0.58	0.57	(0.04)	(0.37)	(0.41)	$9.18	6.82%	1.31%	1.51%	(0.13)%	(0.33)%	152%	$6,685
2014	$9.29	0.03	(0.27)	(0.24)	(0.03)	—	(0.03)	$9.02	(2.58)%	1.35%	1.55%	0.31%	0.11%	128%	$4,491
2013	$7.21	(0.04)	2.21	2.17	(0.09)	—	(0.09)	$9.29	30.38%	1.52%	1.59%	0.16%	0.09%	123%	$3,100

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2017	$8.43	(0.03)	3.44	3.41	—	—	—	$11.84	40.45%	1.78%	1.98%	(0.36)%	(0.56)%	124%	$12,855
2016	$9.03	(0.03)	(0.37)	(0.40)	(0.06)	(0.14)	(0.20)	$8.43	(4.47)%	1.79%	1.99%	(0.32)%	(0.52)%	130%	$14,156
2015	$8.88	(0.05)	0.58	0.53	(0.01)	(0.37)	(0.38)	$9.03	6.48%	1.76%	1.96%	(0.58)%	(0.78)%	152%	$19,796
2014	$9.18	(0.01)	(0.27)	(0.28)	(0.02)	—	(0.02)	$8.88	(3.06)%	1.80%	2.00%	(0.14)%	(0.34)%	128%	$14,683
2013	$7.12	(0.03)	2.15	2.12	(0.06)	—	(0.06)	$9.18	29.89%	1.97%	2.04%	(0.29)%	(0.36)%	123%	$6,743
C Class
2017	$8.21	(0.11)	3.34	3.23	—	—	—	$11.44	39.46%	2.53%	2.73%	(1.11)%	(1.31)%	124%	$2,453
2016	$8.81	(0.09)	(0.36)	(0.45)	(0.01)	(0.14)	(0.15)	$8.21	(5.17)%	2.54%	2.74%	(1.07)%	(1.27)%	130%	$1,579
2015	$8.73	(0.12)	0.57	0.45	—(3)	(0.37)	(0.37)	$8.81	5.59%	2.51%	2.71%	(1.33)%	(1.53)%	152%	$1,479
2014	$9.07	(0.08)	(0.26)	(0.34)	—	—	—	$8.73	(3.75)%	2.55%	2.75%	(0.89)%	(1.09)%	128%	$713
2013	$7.04	(0.09)	2.12	2.03	—	—	—	$9.07	29.02%	2.72%	2.79%	(1.04)%	(1.11)%	123%	$425
R Class
2017	$8.37	(0.06)	3.41	3.35	—	—	—	$11.72	40.02%	2.03%	2.23%	(0.61)%	(0.81)%	124%	$939
2016	$8.97	(0.05)	(0.37)	(0.42)	(0.04)	(0.14)	(0.18)	$8.37	(4.69)%	2.04%	2.24%	(0.57)%	(0.77)%	130%	$658
2015	$8.85	(0.07)	0.57	0.50	(0.01)	(0.37)	(0.38)	$8.97	6.09%	2.01%	2.21%	(0.83)%	(1.03)%	152%	$654
2014	$9.15	(0.04)	(0.25)	(0.29)	(0.01)	—	(0.01)	$8.85	(3.15)%	2.05%	2.25%	(0.39)%	(0.59)%	128%	$583
2013	$7.10	(0.03)	2.12	2.09	(0.04)	—	(0.04)	$9.15	29.50%	2.22%	2.29%	(0.54)%	(0.61)%	123%	$623

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Opportunities Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Opportunities Fund of American Century World Mutual Funds, Inc. as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2018

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	69	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc. and MGP Ingredients, Inc.
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 29, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by the Fund and the Advisor regarding financial intermediaries, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In

31

connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed during the year to compliance with the Department of Labor fiduciary rule and share class modernization.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the five- and ten-year periods and below its benchmark for the one- and three-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The

32

Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board discussed with the Advisor the factors that

33

impacted the level of the fee in relation to its peers. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.20% (e.g., the Investor Class unified fee will be reduced from 1.73% to 1.53%) for at least one year, beginning August 1, 2017. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

34

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century World Mutual Funds, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$5,482,015,298	$72,735,781
Barry Fink	$5,485,170,607	$69,580,472
Jan M. Lewis	$5,489,025,901	$65,725,178
Stephen E. Yates	$5,481,872,069	$72,879,010
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2017.

The fund hereby designates $233,768 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2017.

The fund hereby designates $546,679, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2017.

For the fiscal year ended November 30, 2017, the fund intends to pass through to shareholders foreign source income of $2,422,303 and foreign taxes paid of $227,593, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2017 are $0.1519 and $0.0143, respectively.

The fund utilized earnings and profits of $836,164 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91032 1801

Annual Report

November 30, 2017

International Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Upbeat Earnings, Economic Data Sparked Strong Gains for Global Stocks

Throughout the world, improving economic activity, healthy corporate earnings growth, and supportive central bank policies helped fuel robust double-digit gains for global stocks. The rally began early in the period, largely in response to the economic-growth implications of Donald Trump’s presidential election victory, and it forged ahead with few interruptions through November 2017. The 12-month period included several potential sources of financial market disruption, including acts of terrorism, North Korean saber-rattling, and an active and destructive hurricane season. Yet any resulting volatility was short-lived, as investors remained focused on positive economic and earnings news. Furthermore, in the U.S., the prospect for pro-growth tax reform propelled major stock indices to several record-high levels.

Among the developed markets, equity performance was notably strong in Europe, where solid corporate profits, improving economic growth rates, declining unemployment, and perceived market-friendly election results in France and Germany supported gains. In addition, the European Central Bank continued to provide stimulus support in the wake of persistently low inflation, which also helped stocks advance. Returns for emerging markets stocks were even stronger, bolstered by improving global and local economic and business fundamentals and rising oil prices.

The broad “risk-on” sentiment also extended to the global fixed-income market, where emerging markets bonds and high-yield corporate bonds were top performers. These securities satisfied investor demand for yield as interest rates remained relatively low throughout the world.

With global growth synchronizing and strengthening and central banks pursuing varying degrees of policy normalization, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
A Class	MEQAX					3/31/97
No sales charge		23.45%	6.49%	0.59%	—
With sales charge		16.38%	5.25%	0.00%	—
MSCI EAFE Value Index	—	25.08%	7.47%	0.75%	—	—
Investor Class	ACEVX	23.59%	6.75%	0.84%	—	4/3/06
I Class	ACVUX	23.86%	6.99%	1.04%	—	4/3/06
C Class	ACCOX	22.41%	5.70%	-0.17%	—	4/3/06
R Class	ACVRX	23.09%	6.22%	0.34%	—	4/3/06
R6 Class	ACVDX	24.06%	—	—	4.86%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available. Fund returns would have been lower if a portion of the fees had not been waived. Prior to April 10, 2017, the
I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2017
A Class — $9,996

MSCI EAFE Value Index — $10,776

The A Class’s initial investment is $9,425 to reflect the maximum 5.75% initial sales charge.
Ending value of A Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R6 Class
1.32%	1.12%	1.57%	2.32%	1.82%	0.97%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Elizabeth Xie and Vinod Chandrashekaran

Performance Summary

International Value gained 23.59%* for the fiscal year ended November 30, 2017, compared with the 25.08% return of its benchmark, the MSCI EAFE Value Index. Fund results reflect operating expenses, while benchmark returns do not.

Global stock markets delivered robust gains for the fiscal year during a rare period of synchronized economic growth, fed by supportive central bank policies, which also fostered strong corporate earnings growth. The period began with the U.S. stock market rallying on expectations of a business-friendly, pro-growth Trump agenda. Concerns over a wave of populist and nationalistic parties rising to power with negative economic consequences were quelled in part by the victory of centrist candidate Emmanuel Macron in the French presidential election in May. Despite rising geopolitical uncertainty in Asia related to North Korea’s missile tests, Japan and other Asian markets held onto stock gains while European markets continued to rise throughout the year on strong revenue and earnings results along with accelerating economic growth.

Our stock selection process incorporates factors of valuation, quality, and sentiment while minimizing unintended risks among industries and other risk characteristics. Weak stock selection in the financials sector detracted the most from relative results. The telecommunication services, information technology, and utilities sectors also detracted from performance. Conversely, the industrials, real estate, and energy sectors added to relative returns, largely as a result of positive stock selection.

Geographically, stock selection in the United Kingdom, Spain, and Switzerland weighed on the fund’s results along with an underweight to Italy, which also detracted from returns despite positive stock selection in that country. Italian stocks performed very well during the period, and we had some exposure there, but less than the benchmark. In contrast, stock selection in Germany, Japan, and France strongly contributed to relative returns along with a mix of stock selection in Israel and an underweight to that country.

U.K.-Based Holdings Detracted from Performance

In the U.K., an overweight to utility firm Centrica hurt the fund’s performance. The firm lost customers and profits declined. Although the stock had very positive valuation and quality signals, its sentiment reading was weak. A significant overweight in U.K.-based pharmaceutical firm GlaxoSmithKline also detracted from performance after its drug prices faced pressure late in the period as a respiratory drug’s patent approached its expiration. An overweight in ProSiebenSat.1 Media, a Germany-based digital entertainment firm, weighed on results as investors grew concerned about costly e-commerce and online acquisitions. Other detractors included Japanese automaker Subaru, which incurred rising costs and shrinking profits on a stronger yen despite record sales and revenues, and Australian telecommunications firm Telstra, which reported declining core earnings. We trimmed our position in Telstra but remained overweight despite falling sentiment scores due to strong quality and valuation metrics.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

German and Australian Airlines Among Contributors

Germany-based Deutsche Lufthansa soared on upgraded expectations for 2017 revenues and earnings, fueled by a pickup in traffic. The stock had strong scores for sentiment, valuation, and quality. Avoiding Israel-based Teva Pharmaceutical Industries aided relative returns. The drugmaker’s shares declined after Teva cut its dividend and reduced its sales forecasts. Germany-based Uniper, a portfolio-only energy generation and trading company, also contributed. Its stock performed well on its improved balance sheet as a result of management cost cutting, a raised dividend, and the possibility it would be acquired by Finland's Fortum Oyj. Although its valuation and momentum scores were high, its quality deteriorated and we sold our shares for a profit. Australian airline Qantas Airways also contributed to returns as the global airline industry received a boost on higher traffic and benefited from analyst upgrades.

A Look Ahead

As 2017 comes toward a close, we see a number of potential positives for international value stocks in the coming year. Looking generally at economic growth prospects outside the U.S., we see supportive data indicating we are in the early stages of a broad global economic recovery. This is mirrored by widespread improvement in corporate earnings in both developed and emerging markets that, we believe, should support value stocks. Market sentiment also appears positive and resilient despite ongoing geopolitical concerns. In addition, we continue to believe valuation factors remain historically attractive.

We believe our disciplined investment approach is particularly beneficial during periods of likely volatility, and we adhere to our process regardless of the market environment. We believe that this allows us to take advantage of opportunities presented by market inefficiencies.

6

Fund Characteristics

NOVEMBER 30, 2017
Top Ten Holdings	% of net assets
Royal Dutch Shell plc, B Shares	3.6%
HSBC Holdings plc (London)	2.8%
Allianz SE	2.2%
BNP Paribas SA	1.9%
GlaxoSmithKline plc	1.9%
Toyota Motor Corp.	1.9%
Novartis AG	1.8%
Rio Tinto plc	1.7%
ING Groep NV	1.7%
iShares MSCI EAFE Value ETF	1.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	96.9%
Exchange-Traded Funds	2.1%
Total Equity Exposure	99.0%
Temporary Cash Investments	0.6%
Other Assets and Liabilities	0.4%

Investments by Country	% of net assets
Japan	22.4%
United Kingdom	17.3%
Germany	11.0%
France	10.2%
Switzerland	7.9%
Australia	6.2%
Spain	4.4%
Sweden	2.8%
Other Countries	14.7%
Exchange-Traded Funds*	2.1%
Cash and Equivalents**	1.0%

*	Category may increase exposure to the countries indicated. The Schedule of Investments provides additional information on the fund's portfolio holdings.

**	Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2017 to November 30, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/17	Ending Account Value 11/30/17	Expenses Paid During Period(1) 6/1/17 - 11/30/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,074.30	$6.81	1.31%
I Class	$1,000	$1,075.50	$5.78	1.11%
A Class	$1,000	$1,072.80	$8.11	1.56%
C Class	$1,000	$1,068.70	$11.98	2.31%
R Class	$1,000	$1,072.00	$9.40	1.81%
R6 Class	$1,000	$1,076.70	$5.00	0.96%
Hypothetical
Investor Class	$1,000	$1,018.50	$6.63	1.31%
I Class	$1,000	$1,019.50	$5.62	1.11%
A Class	$1,000	$1,017.25	$7.89	1.56%
C Class	$1,000	$1,013.49	$11.66	2.31%
R Class	$1,000	$1,015.99	$9.15	1.81%
R6 Class	$1,000	$1,020.26	$4.86	0.96%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

NOVEMBER 30, 2017

	Shares	Value
COMMON STOCKS — 96.9%
Australia — 6.2%
Australia & New Zealand Banking Group Ltd.	59,000	$1,281,573
Bendigo and Adelaide Bank Ltd.	28,633	253,734
CIMIC Group Ltd.	6,705	259,539
Coca-Cola Amatil Ltd.	18,131	109,135
Dexus	28,179	221,754
Fortescue Metals Group Ltd.	95,254	333,326
Insurance Australia Group Ltd.	32,040	174,784
Qantas Airways Ltd.	120,021	522,407
Regis Resources Ltd.	20,826	61,865
Scentre Group	38,478	123,763
Telstra Corp. Ltd.	77,275	200,987
Wesfarmers Ltd.	7,384	246,403
Westpac Banking Corp.	36,351	873,005
Whitehaven Coal Ltd.	29,986	88,221
Woodside Petroleum Ltd.	7,977	188,922
		4,939,418
Austria — 0.9%
Erste Group Bank AG	2,196	95,528
OMV AG	10,023	623,757
		719,285
Belgium — 1.0%
KBC Group NV	10,371	849,107
Brazil — 0.1%
Banco Santander Brasil SA ADR	10,100	88,375
China — 1.3%
China CITIC Bank Corp. Ltd., H Shares	72,000	46,710
China Construction Bank Corp., H Shares	477,000	417,850
Country Garden Holdings Co.	129,000	204,770
Industrial & Commercial Bank of China Ltd., H Shares	233,000	182,719
Tencent Holdings Ltd.	3,500	180,667
		1,032,716
Denmark — 0.1%
TDC A/S	9,165	55,843
Finland — 1.0%
UPM-Kymmene Oyj	17,430	523,601
Valmet Oyj	13,711	252,219
		775,820
France — 10.2%
Air France-KLM(1)	19,885	282,774
BNP Paribas SA	20,094	1,522,131
Casino Guichard Perrachon SA	4,529	275,689

10

	Shares	Value
CNP Assurances	27,217	$613,418
Credit Agricole SA	8,600	145,030
Engie SA	24,663	431,707
Eutelsat Communications SA	12,437	281,761
Faurecia	2,635	201,631
Metropole Television SA	5,170	136,008
Neopost SA	1,258	41,901
Orange SA	24,260	418,149
Peugeot SA	26,744	553,153
Sanofi	6,043	551,692
SCOR SE	2,368	96,640
Societe Generale SA	20,017	1,008,953
TOTAL SA	17,864	1,008,601
Veolia Environnement SA	24,370	616,555
		8,185,793
Germany — 11.0%
Allianz SE	7,425	1,751,101
BASF SE	4,973	556,435
CECONOMY AG	3,715	48,698
Commerzbank AG(1)	4,362	63,138
Covestro AG	4,964	517,403
Daimler AG	3,218	266,269
Deutsche Lufthansa AG	20,639	709,735
Deutsche Telekom AG	14,812	264,677
Deutsche Wohnen SE	5,690	251,600
E.ON SE	74,438	861,159
Grand City Properties SA	3,575	81,729
Hamburger Hafen und Logistik AG	3,126	92,005
Hannover Rueck SE	3,440	452,222
HUGO BOSS AG	2,517	207,074
METRO AG(1)	18,109	353,555
Muenchener Rueckversicherungs-Gesellschaft AG	2,258	502,635
ProSiebenSat.1 Media SE	9,830	312,739
Rheinmetall AG	1,557	198,124
RTL Group SA	3,348	267,124
Schaeffler AG Preference Shares	19,049	332,362
Siemens AG	4,163	566,123
Telefonica Deutschland Holding AG	17,743	84,391
Vonovia SE	1,917	90,229
		8,830,527
Hong Kong — 1.0%
Kerry Properties Ltd.	51,000	226,820
PCCW Ltd.	424,000	252,203
WH Group Ltd.	107,500	114,457
Wheelock & Co. Ltd.	36,000	247,854
		841,334

11

	Shares	Value
India — 0.5%
Tata Power Co. Ltd. (The)	115,642	$170,500
Yes Bank Ltd.	48,189	230,094
		400,594
Italy — 1.2%
Assicurazioni Generali SpA	29,970	548,988
Enel SpA	30,580	198,672
Fiat Chrysler Automobiles NV	12,541	215,493
		963,153
Japan — 22.4%
Bridgestone Corp.	19,600	893,334
Brother Industries Ltd.	17,900	443,887
Canon, Inc.	9,800	374,666
Daiichikosho Co., Ltd.	3,700	177,453
Daito Trust Construction Co. Ltd.	300	54,945
Daiwa House Industry Co. Ltd.	5,100	187,368
Daiwa Securities Group, Inc.	14,000	87,370
Fuji Machine Manufacturing Co. Ltd.	8,900	174,061
Haseko Corp.	30,800	478,581
Hitachi Chemical Co. Ltd.	10,600	280,184
Hitachi Construction Machinery Co. Ltd.	7,200	239,502
Honda Motor Co. Ltd.	3,700	123,488
Japan Tobacco, Inc.	5,200	172,308
Kajima Corp.	60,000	632,617
Kansai Electric Power Co., Inc. (The)	3,600	47,647
KDDI Corp.	29,000	832,469
Kirin Holdings Co. Ltd.	9,900	232,184
Lawson, Inc.	5,000	344,764
Leopalace21 Corp.	51,600	413,334
Maeda Corp.	14,400	213,565
Miraca Holdings, Inc.	10,800	471,360
Mitsubishi Chemical Holdings Corp.	47,900	521,759
Mitsubishi UFJ Financial Group, Inc.	135,200	958,415
Mizuho Financial Group, Inc.	284,400	517,923
MS&AD Insurance Group Holdings, Inc.	6,400	208,782
Nichias Corp.	9,000	116,101
Nippon Electric Glass Co. Ltd.	8,600	335,219
Nippon Telegraph & Telephone Corp.	19,700	1,033,069
Nishimatsu Construction Co. Ltd.	10,200	296,752
NTT DOCOMO, Inc.	23,600	612,129
ORIX Corp.	25,300	436,473
Sega Sammy Holdings, Inc.	25,100	303,986
Shizuoka Bank Ltd. (The)	16,000	158,477
Sompo Holdings, Inc.	3,400	137,278
Sony Corp.	1,700	79,134
Subaru Corp.	10,200	334,467
Sumitomo Corp.	6,500	101,870

12

	Shares	Value
Sumitomo Mitsui Financial Group, Inc.	11,600	$471,519
Suzuki Motor Corp.	10,900	587,953
Taisei Corp.	13,300	705,767
Tokyo Electron Ltd.	1,200	223,577
Tosoh Corp.	22,500	499,198
Toyota Boshoku Corp.	16,200	336,599
Toyota Motor Corp.	23,800	1,499,641
Trend Micro, Inc.	2,900	164,484
TS Tech Co. Ltd.	9,300	382,453
		17,898,112
Netherlands — 1.8%
ABN AMRO Group NV CVA	3,278	97,020
ING Groep NV	74,338	1,342,133
		1,439,153
Portugal — 1.1%
EDP - Energias de Portugal SA	139,466	488,975
Galp Energia SGPS SA	20,301	383,393
		872,368
Russia — 0.1%
Alrosa PJSC	49,300	64,747
Singapore — 1.9%
Oversea-Chinese Banking Corp. Ltd.	76,700	711,878
United Overseas Bank Ltd.	34,400	671,467
Yangzijiang Shipbuilding Holdings Ltd.	151,200	176,072
		1,559,417
South Korea — 1.9%
GS Holdings Corp.	3,289	184,674
LG Electronics, Inc.	3,777	313,885
Lotte Chemical Corp.	292	96,688
Samsung Electronics Co. Ltd.	146	343,029
SK Hynix, Inc.	3,244	231,177
SK Innovation Co. Ltd.	1,892	361,876
		1,531,329
Spain — 4.4%
Banco Bilbao Vizcaya Argentaria SA	57,826	494,891
Banco Santander SA	106,963	719,300
Cia de Distribucion Integral Logista Holdings SA	1,840	44,185
Distribuidora Internacional de Alimentacion SA	33,424	157,426
Mapfre SA	150,882	507,913
Repsol SA	36,154	663,915
Telefonica SA	90,185	924,413
		3,512,043
Sweden — 2.8%
Electrolux AB, Series B	16,599	552,066
Fabege AB	10,472	217,854
Industrivarden AB, C Shares	16,117	393,290
Kinnevik AB, B Shares	9,988	320,450

13

	Shares	Value
L E Lundbergforetagen AB, B Shares	2,401	$176,251
Loomis AB, B Shares	1,955	80,647
NCC AB, B Shares	16,756	348,366
Peab AB	12,087	108,669
Tele2 AB, B Shares	4,212	53,924
		2,251,517
Switzerland — 7.9%
Julius Baer Group Ltd.	5,072	298,272
Nestle SA	7,941	679,885
Novartis AG	17,235	1,474,676
Roche Holding AG	2,584	652,051
Swiss Life Holding AG	625	209,712
Swiss Re AG	9,992	937,321
Swisscom AG	1,444	762,085
UBS Group AG	12,619	218,118
Zurich Insurance Group AG	3,507	1,059,224
		6,291,344
Taiwan — 0.8%
Catcher Technology Co. Ltd.	22,000	239,248
Lite-On Technology Corp.	50,000	61,804
Pegatron Corp.	50,000	114,937
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	5,700	225,720
		641,709
United Kingdom — 17.3%
3i Group plc	56,423	687,979
AA plc	23,799	48,625
Anglo American plc	15,543	285,961
AstraZeneca plc	5,028	325,192
BHP Billiton plc	43,481	790,650
BP plc	121,272	802,800
Capita plc	10,320	65,188
Centamin plc	29,946	55,749
Centrica plc	317,068	617,926
Evraz plc	38,514	149,265
Firstgroup plc(1)	36,674	53,994
G4S plc	26,776	92,374
GlaxoSmithKline plc	87,495	1,513,901
HSBC Holdings plc (London)	225,104	2,237,927
Imperial Brands plc	8,961	371,535
Investec plc	11,458	80,162
Legal & General Group plc	36,347	131,391
Lloyds Banking Group plc	270,023	240,530
Marks & Spencer Group plc	40,370	171,040
Rio Tinto plc	28,965	1,372,915
Royal Dutch Shell plc, B Shares	87,888	2,849,785
Royal Mail plc	59,002	351,741
Standard Life Aberdeen plc	79,214	461,305

14

	Shares	Value
Thomas Cook Group plc	34,425	$55,215
		13,813,150
TOTAL COMMON STOCKS (Cost $73,895,284)		77,556,854
EXCHANGE-TRADED FUNDS — 2.1%
iShares MSCI EAFE ETF	3,500	245,385
iShares MSCI EAFE Value ETF	24,100	1,335,140
iShares MSCI Japan ETF	1,600	95,856
TOTAL EXCHANGE-TRADED FUNDS (Cost $1,646,703)		1,676,381
TEMPORARY CASH INVESTMENTS — 0.6%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 3.75%, 4/15/18 - 2/15/47, valued at $278,903), in a joint trading account at 0.88%, dated 11/30/17, due 12/1/17 (Delivery value $273,996)		273,989
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.125%, 8/15/44, valued at $235,314), at 0.34%, dated 11/30/17, due 12/1/17 (Delivery value $228,002)		228,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	722	722
TOTAL TEMPORARY CASH INVESTMENTS (Cost $502,711)		502,711
TOTAL INVESTMENT SECURITIES — 99.6% (Cost $76,044,698)		79,735,946
OTHER ASSETS AND LIABILITIES — 0.4%		287,604
TOTAL NET ASSETS — 100.0%		$80,023,550

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	32.7%
Consumer Discretionary	11.5%
Energy	8.9%
Industrials	8.3%
Materials	7.6%
Telecommunication Services	7.0%
Health Care	6.2%
Utilities	4.3%
Information Technology	3.8%
Consumer Staples	3.6%
Real Estate	3.0%
Exchange-Traded Funds	2.1%
Cash and Equivalents*	1.0%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CVA	-	Certificaten Van Aandelen

(1)	Non-income producing.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

NOVEMBER 30, 2017
Assets
Investment securities, at value (cost of $76,044,698)	$79,735,946
Foreign currency holdings, at value (cost of $27,872)	27,946
Receivable for capital shares sold	8,040
Dividends and interest receivable	383,555
80,155,487

Liabilities
Payable for capital shares redeemed	55,642
Accrued management fees	69,984
Distribution and service fees payable	5,715
Accrued other expenses	596
131,937

Net Assets	$80,023,550

Net Assets Consist of:
Capital (par value and paid-in surplus)	$74,080,161
Undistributed net investment income	2,306,515
Accumulated net realized loss	(58,621)
Net unrealized appreciation	3,695,495
$80,023,550

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$14,398,465	1,606,415	$8.96
I Class, $0.01 Par Value	$4,172,769	465,203	$8.97
A Class, $0.01 Par Value	$9,857,260	1,096,859	$8.99*
C Class, $0.01 Par Value	$4,224,568	476,210	$8.87
R Class, $0.01 Par Value	$537,167	60,162	$8.93
R6 Class, $0.01 Par Value	$46,833,321	5,215,207	$8.98
*Maximum offering price $9.54 (net asset value divided by 0.9425).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED NOVEMBER 30, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $288,880)	$3,214,640
Interest	3,281
3,217,921

Expenses:
Management fees	914,178
Distribution and service fees:
A Class	25,844
C Class	42,280
R Class	2,529
Directors' fees and expenses	2,558
Other expenses	12,552
999,941

Net investment income (loss)	2,217,980

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $2,641)	8,521,241
Foreign currency translation transactions	(85,956)
8,435,285

Change in net unrealized appreciation (depreciation) on:
Investments	7,566,440
Translation of assets and liabilities in foreign currencies	23,759
7,590,199

Net realized and unrealized gain (loss)	16,025,484

Net Increase (Decrease) in Net Assets Resulting from Operations	$18,243,464

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2017 AND NOVEMBER 30, 2016
Increase (Decrease) in Net Assets	November 30, 2017	November 30, 2016
Operations
Net investment income (loss)	$2,217,980	$1,961,451
Net realized gain (loss)	8,435,285	(4,134,276)
Change in net unrealized appreciation (depreciation)	7,590,199	(587,266)
Net increase (decrease) in net assets resulting from operations	18,243,464	(2,760,091)

Distributions to Shareholders
From net investment income:
Investor Class	(303,253)	(460,998)
I Class	(197,608)	(145,691)
A Class	(193,052)	(329,220)
C Class	(48,855)	(57,981)
R Class	(6,975)	(7,725)
R6 Class	(1,271,342)	(823,525)
Decrease in net assets from distributions	(2,021,085)	(1,825,140)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	4,056,076	(14,577,219)

Redemption Fees
Increase in net assets from redemption fees	6,221	12,179

Net increase (decrease) in net assets	20,284,676	(19,150,271)

Net Assets
Beginning of period	59,738,874	78,889,145
End of period	$80,023,550	$59,738,874

Undistributed net investment income	$2,306,515	$1,985,809

 See Notes to Financial Statements.

18

Notes to Financial Statements

NOVEMBER 30, 2017

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class (formerly Institutional Class), A Class, C Class, R Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of

19

Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

20

Redemption Fees — Prior to October 9, 2017, the fund may have imposed a 2.00% redemption fee on shares held less than 60 days. The fee was not applicable to all classes. The redemption fee was retained by the fund to help cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Strategic Asset Allocations, Inc. own, in aggregate, 10% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of NT International Value Fund, one fund in a series issued by the corporation.

The management fee schedule range and the effective annual management fee for each class for the period ended November 30, 2017 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.100% to 1.300%	1.28%
I Class	0.900% to 1.100%	1.08%
A Class	1.100% to 1.300%	1.28%
C Class	1.100% to 1.300%	1.28%
R Class	1.100% to 1.300%	1.28%
R6 Class	0.750% to 0.950%	0.93%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

21

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2017 were $88,613,522 and $84,080,320, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2017		Year ended November 30, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	45,000,000		40,000,000
Sold	640,164	$5,234,228	401,530	$2,846,272
Issued in reinvestment of distributions	37,544	294,211	60,843	452,063
Redeemed	(938,412)	(7,864,014)	(1,269,793)	(9,218,798)
	(260,704)	(2,335,575)	(807,420)	(5,920,463)
I Class/Shares Authorized	50,000,000		40,000,000
Sold	530,867	4,319,261	781,879	5,594,122
Issued in reinvestment of distributions	25,255	197,608	19,608	145,691
Redeemed	(1,076,651)	(8,996,703)	(810,595)	(5,951,079)
	(520,529)	(4,479,834)	(9,108)	(211,266)
A Class/Shares Authorized	30,000,000		30,000,000
Sold	142,161	1,174,506	213,147	1,608,740
Issued in reinvestment of distributions	24,292	191,924	43,886	327,831
Redeemed	(557,570)	(4,576,658)	(659,017)	(4,756,597)
	(391,117)	(3,210,228)	(401,984)	(2,820,026)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	69,598	554,958	104,947	761,997
Issued in reinvestment of distributions	6,082	48,354	7,683	57,085
Redeemed	(114,545)	(951,482)	(47,991)	(345,801)
	(38,865)	(348,170)	64,639	473,281
R Class/Shares Authorized	30,000,000		30,000,000
Sold	8,676	70,168	49,496	360,384
Issued in reinvestment of distributions	878	6,952	1,035	7,694
Redeemed	(10,217)	(83,536)	(39,342)	(286,029)
	(663)	(6,416)	11,189	82,049
R6 Class/Shares Authorized	70,000,000		40,000,000
Sold	5,406,595	43,016,719	1,603,014	11,465,579
Issued in reinvestment of distributions	163,023	1,271,342	110,838	823,525
Redeemed	(3,506,509)	(29,851,762)	(2,565,732)	(18,469,898)
	2,063,109	14,436,299	(851,880)	(6,180,794)
Net increase (decrease)	851,231	$4,056,076	(1,994,564)	$(14,577,219)
22

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$314,095	$77,242,759	—
Exchange-Traded Funds	1,676,381	—	—
Temporary Cash Investments	722	501,989	—
	$1,991,198	$77,744,748	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

On December 19, 2017, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 18, 2017:

Investor Class	I Class	A Class	C Class	R Class	R6 Class
$0.1623	$0.1763	$0.1447	$0.0920	$0.1271	$0.1869

The tax character of distributions paid during the years ended November 30, 2017 and November 30, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$2,021,085	$1,825,140
Long-term capital gains	—	—

23

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to the expiration of capital loss carryovers, were made to capital $(2,020,973), undistributed net investment income $123,811, and accumulated net realized loss $1,897,162.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$76,429,705
Gross tax appreciation of investments	$7,009,474
Gross tax depreciation of investments	(3,703,233)
Net tax appreciation (depreciation) of investments	3,306,241
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	4,247
Net tax appreciation (depreciation)	$3,310,488
Undistributed ordinary income	$2,632,901

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$7.40	0.21	1.51	1.72	(0.16)	$8.96	23.59%	1.30%	2.47%	101%	$14,398
2016	$7.83	0.20	(0.45)	(0.25)	(0.18)	$7.40	(3.15)%	1.31%	2.86%	76%	$13,810
2015	$8.91	0.22	(0.97)	(0.75)	(0.33)	$7.83	(8.56)%	1.31%	2.70%	77%	$20,945
2014	$8.97	0.32	(0.19)	0.13	(0.19)	$8.91	1.38%	1.30%	3.55%	89%	$19,068
2013	$7.40	0.21	1.60	1.81	(0.24)	$8.97	24.96%	1.31%	2.63%	83%	$17,920
I Class(3)
2017	$7.41	0.23	1.51	1.74	(0.18)	$8.97	23.86%	1.10%	2.67%	101%	$4,173
2016	$7.84	0.22	(0.45)	(0.23)	(0.20)	$7.41	(2.99)%	1.11%	3.06%	76%	$7,300
2015	$8.92	0.28	(1.01)	(0.73)	(0.35)	$7.84	(8.37)%	1.11%	2.90%	77%	$7,798
2014	$8.96	0.38	(0.23)	0.15	(0.19)	$8.92	1.67%	1.10%	3.75%	89%	$513
2013	$7.39	0.23	1.59	1.82	(0.25)	$8.96	25.24%	1.11%	2.83%	83%	$769
A Class
2017	$7.41	0.17	1.55	1.72	(0.14)	$8.99	23.45%	1.55%	2.22%	101%	$9,857
2016	$7.85	0.18	(0.45)	(0.27)	(0.17)	$7.41	(3.46)%	1.56%	2.61%	76%	$11,029
2015	$8.93	0.20	(0.97)	(0.77)	(0.31)	$7.85	(8.77)%	1.56%	2.45%	77%	$14,838
2014	$9.01	0.30	(0.20)	0.10	(0.18)	$8.93	1.08%	1.55%	3.30%	89%	$15,423
2013	$7.43	0.20	1.60	1.80	(0.22)	$9.01	24.67%	1.56%	2.38%	83%	$15,554

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$7.33	0.12	1.51	1.63	(0.09)	$8.87	22.41%	2.30%	1.47%	101%	$4,225
2016	$7.78	0.13	(0.46)	(0.33)	(0.12)	$7.33	(4.21)%	2.31%	1.86%	76%	$3,774
2015	$8.85	0.13	(0.95)	(0.82)	(0.25)	$7.78	(9.39)%	2.31%	1.70%	77%	$3,502
2014	$8.97	0.23	(0.19)	0.04	(0.16)	$8.85	0.41%	2.30%	2.55%	89%	$2,301
2013	$7.40	0.14	1.59	1.73	(0.16)	$8.97	23.68%	2.31%	1.63%	83%	$2,009
R Class
2017	$7.36	0.16	1.52	1.68	(0.11)	$8.93	23.09%	1.80%	1.97%	101%	$537
2016	$7.80	0.18	(0.47)	(0.29)	(0.15)	$7.36	(3.68)%	1.81%	2.36%	76%	$448
2015	$8.87	0.18	(0.96)	(0.78)	(0.29)	$7.80	(8.95)%	1.81%	2.20%	77%	$387
2014	$8.97	0.28	(0.21)	0.07	(0.17)	$8.87	0.78%	1.80%	3.05%	89%	$479
2013	$7.40	0.18	1.59	1.77	(0.20)	$8.97	24.32%	1.81%	2.13%	83%	$297
R6 Class
2017	$7.42	0.23	1.52	1.75	(0.19)	$8.98	24.06%	0.95%	2.82%	101%	$46,833
2016	$7.85	0.23	(0.45)	(0.22)	(0.21)	$7.42	(2.87)%	0.96%	3.21%	76%	$23,378
2015	$8.93	0.23	(0.95)	(0.72)	(0.36)	$7.85	(8.22)%	0.96%	3.05%	77%	$31,418
2014	$8.96	0.33	(0.17)	0.16	(0.19)	$8.93	1.83%	0.95%	3.90%	89%	$562
2013(4)	$8.21	0.06	0.69	0.75	—	$8.96	9.14%	0.96%(5)	2.02%(5)	83%(6)	$27

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(4)	July 26, 2013 (commencement of sale) through November 30, 2013.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

 See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Value Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Value Fund of American Century World Mutual Funds, Inc. as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2018

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	69	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc. and MGP Ingredients, Inc.
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 29, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by the Fund and the Advisor regarding financial intermediaries, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed during the year to compliance with the Department of Labor fiduciary rule and share class modernization.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-, five-, and ten-year periods and below its benchmark for the one-year period reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The

Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the

Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century World Mutual Funds, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$5,482,015,298	$72,735,781
Barry Fink	$5,485,170,607	$69,580,472
Jan M. Lewis	$5,489,025,901	$65,725,178
Stephen E. Yates	$5,481,872,069	$72,879,010
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2017.

For the fiscal year ended November 30, 2017, the fund intends to pass through to shareholders foreign source income of $3,499,526 and foreign taxes paid of $288,880, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2017 are $0.3923 and $0.0324, respectively.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91029 1801

Annual Report

November 30, 2017

NT Emerging Markets Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of November 30, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLKX	42.75%	8.14%	1.13%	5/12/06
MSCI Emerging Markets Index	—	32.82%	4.61%	1.36%	—
Fund returns would have been lower if a portion of the fees had not been waived. Prior to July 31, 2017, the G Class was referred to as the Institutional Class. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2007

Value on November 30, 2017
G Class — $11,185

MSCI Emerging Markets Index — $11,447

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class	1.29%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Patricia Ribeiro and Sherwin Soo

In June 2017, portfolio manager Anthony Han left the fund's management team.

Performance Summary

NT Emerging Markets gained 42.75%* for the 12 months ended November 30, 2017. The portfolio’s benchmark, the MSCI Emerging Markets Index, gained 32.82% for the same period.

The fund outperformed its benchmark during the period, primarily due to positive stock selection in the information technology and consumer discretionary sectors. Conversely, investments in the energy and real estate sectors limited relative gains. Regionally, stock selection in China lifted relative performance, while negative stock selection in Brazil hindered performance.

Information Technology Holdings Contributed

Leading sector contribution came primarily from the information technology sector, where standout performers included optical components manufacturer Sunny Optical Technology Group, electronic components maker AAC Technologies Holdings, and IT services company Vakrangee.

Sunny Optical Technology Group benefited from better-than-expected first-half 2017 earnings-per-share growth driven by shipments of camera modules, handset lenses, and automobile lenses. Management raised guidance for growth, particularly with the solid outlook from China smartphone manufacturers. AAC Technologies Holdings also posted solid gains. The company’s management team maintained its full-year guidance and positive outlook for the second half of 2017. In addition, new growth drivers (handset lens) led analysts to upgrade the stock. We believe AAC Technologies’ current business continues to have upside. The company is a leading beneficiary of an acoustics upgrade trend. Strong contributors also included Vakrangee, which started as an e-governance player doing systems integration and providing end-to-end services for various e-governance projects. The company then leveraged this into a role as a business correspondence player providing financial services, e-commerce, and logistics. It aims to expand its network of small outlets (Kendras) in rural and urban areas with the goal of providing last-mile retail touch points for products and services to the unserved and underserved regions of India. Vakrangee’s revenue growth continues to accelerate, supported by the central government’s emphasis on financial inclusion and the addition of new e-commerce, insurance, and other sellers on the network on a regular basis.

The fund’s outperformance in the consumer discretionary sector was driven primarily by K-12 after-school tutoring services provider TAL Education Group and hotel group China Lodging Group. TAL Education Group, a China-based company focusing on premium high-achieving students, continued to benefit from a rapidly growing market for K-12 education in China. Other positives for the stock include its increased course offerings, expansion into more cities, and new services. China Lodging reported stronger-than-expected quarterly sales and margins growth. Visibility into future sales and earnings has led to upward revisions of consensus estimates. The market continues to improve, helping overall room rates.

* Fund returns would have been lower if a portion of the fees had not been waived.

3

Investments in the Energy Sector Detracted

Areas of relative weakness included the energy sector. Tullow Oil, a multinational oil and gas company, continued to deleverage its balance sheet. However, we sold the stock on our belief that it has limited upside due to risks associated with its Ghana assets and its 2018 exploration program.

On an individual stock basis, Brazil-based financial services company Banco do Brasil detracted. The bank’s share price declined in response to government corruption allegations in Brazil. Despite political concerns, our fundamental investment thesis for Banco do Brasil remains intact. While it may take longer, profitability continues to turn around and the bank is expected to deliver earnings growth.

Other notable detractors included China Railway Construction, which traded lower after reporting disappointing first-half 2017 financial results. Management reported a weaker-than-expected operating profit and higher-than-expected operating costs. The stock was also pressured by a slowdown in fixed-asset railway expenditures.

The weak performance of CJ Logistics also weighed on relative performance. Despite reporting financial results in-line with expectations and expanding its domestic parcel market share, the logistics company’s average selling price and margin continued to deteriorate due to intense competition.

Other notable detractors included electronic circuit manufacturer KCE Electronics. The company’s stock was pressured by lower-than-expected earnings and concerns about the rising price of copper, which is a key material in KCE’s products. We consequently eliminated the fund's position in the stock.

Outlook

We continue to believe emerging markets stocks will perform well in 2018. The global macro drivers that supported emerging markets assets in 2017—a synchronized global growth recovery and generally muted but bottoming inflation pressures—remain favorable. The domestic foundation for growth in emerging markets is strong.

The fund continues to invest in companies where fundamentals are strong and improving but share price performance does not fully reflect these factors. Our process is based on individual security selection, but broad themes have emerged.

Consumer discretionary is the largest relative sector position as of period end. Information technology is also an important position. While large in absolute size, information technology is our second-largest relative overweight following consumer discretionary. Within consumer discretionary, we are focused on companies benefiting from increasing discretionary spending, including stronger demand for luxury and quality-of-life goods and services. In information technology, we continue to identify opportunities in consumer-facing technology as well as companies we believe are positioned to benefit from the smartphone component upgrade.

We remain underweight the financials sector. This is our largest relative underweight as of period end.

Geographically, China remains our largest absolute and relative position, while India is our largest relative underweight.

4

Fund Characteristics

NOVEMBER 30, 2017
Top Ten Holdings	% of net assets
Tencent Holdings Ltd.	6.4%
Samsung Electronics Co. Ltd.	5.8%
Alibaba Group Holding Ltd. ADR	4.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.9%
Naspers Ltd., N Shares	2.3%
SK Hynix, Inc.	1.8%
Ping An Insurance Group Co., H Shares	1.8%
AAC Technologies Holdings, Inc.	1.7%
Sunny Optical Technology Group Co. Ltd.	1.7%
Geely Automobile Holdings Ltd.	1.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	100.3%
Temporary Cash Investments	0.5%
Other Assets and Liabilities	(0.8)%

Investments by Country	% of net assets
China	33.2%
South Korea	13.4%
Taiwan	9.9%
Brazil	8.6%
India	7.0%
Thailand	4.8%
Russia	4.8%
South Africa	4.5%
Indonesia	3.4%
Other Countries	10.7%
Cash and Equivalents*	(0.3)%
*Includes temporary cash investments and other assets and liabilities.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2017 to November 30, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/17	Ending Account Value 11/30/17	Expenses Paid During Period(1) 6/1/17 - 11/30/17	Annualized Expense Ratio(1)
Actual
G Class	$1,000	$1,205.60	$1.88	0.34%
Hypothetical
G Class	$1,000	$1,023.36	$1.72	0.34%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

NOVEMBER 30, 2017

	Shares	Value
COMMON STOCKS — 100.3%
Argentina — 0.5%
Banco Macro SA ADR	25,460	$2,585,208
Brazil — 8.6%
Banco do Brasil SA	488,100	4,462,825
Itau Unibanco Holding SA ADR	455,386	5,715,094
Klabin SA	425,500	2,320,236
Kroton Educacional SA	937,200	5,187,818
Localiza Rent a Car SA	676,800	4,141,289
Lojas Renner SA	353,300	3,662,029
Magazine Luiza SA	171,900	2,983,812
Multiplan Empreendimentos Imobiliarios SA	238,418	5,064,867
Petroleo Brasileiro SA ADR(1)	281,435	2,735,548
Vale SA ADR	498,793	5,337,085
		41,610,603
Chile — 0.6%
Sociedad Quimica y Minera de Chile SA ADR	52,686	2,861,904
China — 33.2%
AAC Technologies Holdings, Inc.	403,500	8,140,161
Alibaba Group Holding Ltd. ADR(1)	111,102	19,673,942
Anhui Conch Cement Co. Ltd., H Shares	1,199,000	5,769,044
Beijing Enterprises Water Group Ltd.	5,412,000	4,238,327
Brilliance China Automotive Holdings Ltd.	2,600,000	6,878,544
China Gas Holdings Ltd.	1,934,000	5,970,421
China Lodging Group Ltd. ADR	59,211	6,318,406
China Railway Construction Corp. Ltd., H Shares	2,469,500	2,934,651
China Resources Beer Holdings Co. Ltd.	544,000	1,502,666
CNOOC Ltd.	1,252,000	1,713,154
Ctrip.com International Ltd. ADR(1)	82,692	3,810,447
Geely Automobile Holdings Ltd.	2,279,000	8,020,355
Haier Electronics Group Co. Ltd.	1,000,000	2,682,269
Industrial & Commercial Bank of China Ltd., H Shares	9,407,095	7,377,067
Maanshan Iron & Steel Co. Ltd., H Shares(1)	4,504,000	2,221,233
New Oriental Education & Technology Group, Inc. ADR	67,512	5,729,068
Nine Dragons Paper Holdings Ltd.	2,344,000	3,899,071
Ping An Insurance Group Co., H Shares	861,500	8,518,291
Shenzhou International Group Holdings Ltd.	449,000	4,072,839
Sunny Optical Technology Group Co. Ltd.	479,000	8,130,281
TAL Education Group ADR	159,141	4,436,851
Tencent Holdings Ltd.	601,400	31,043,726
Weibo Corp. ADR(1)	36,172	3,926,832
Weichai Power Co. Ltd., H Shares	2,344,000	2,617,372
		159,625,018

7

	Shares	Value
Czech Republic— 0.5%
Moneta Money Bank AS	604,250	$2,180,280
Egypt — 0.5%
Commercial International Bank Egypt S.A.E.	291,977	1,253,276
Commercial International Bank Egypt S.A.E. GDR	298,604	1,297,237
		2,550,513
Hungary — 1.6%
OTP Bank plc	144,912	5,540,637
Richter Gedeon Nyrt	88,884	2,297,612
		7,838,249
India — 7.0%
Bharat Financial Inclusion Ltd.(1)	189,094	2,890,450
Future Retail Ltd.(1)	394,940	3,376,336
Godrej Consumer Products Ltd.	240,881	3,610,596
HDFC Bank Ltd.	257,246	7,413,781
InterGlobe Aviation Ltd.	153,224	2,666,067
Larsen & Toubro Ltd.	147,695	2,786,628
Motherson Sumi Systems Ltd.	982,236	5,589,018
Praxis Home Retail Ltd.	19,747	6,125
Vakrangee Ltd.	465,427	5,165,088
		33,504,089
Indonesia — 3.4%
Bank Rakyat Indonesia Persero Tbk PT	20,322,000	4,823,377
Indofood Sukses Makmur Tbk PT	5,445,900	2,958,058
Telekomunikasi Indonesia Persero Tbk PT	11,572,000	3,574,585
United Tractors Tbk PT	2,052,600	5,110,616
		16,466,636
Malaysia — 0.6%
My EG Services Bhd	6,010,000	3,115,528
Mexico — 1.4%
Cemex SAB de CV ADR(1)	260,976	1,980,808
Mexichem SAB de CV	1,760,982	4,582,202
		6,563,010
Peru — 1.1%
Credicorp Ltd.	25,044	5,285,035
Philippines — 1.0%
Ayala Land, Inc.	5,529,300	4,731,475
Russia — 4.8%
Novatek PJSC GDR	42,879	4,862,854
Sberbank of Russia PJSC ADR (London)	440,114	7,182,925
X5 Retail Group NV GDR(1)	129,666	4,804,624
Yandex NV, A Shares(1)	182,424	6,040,059
		22,890,462
South Africa — 4.5%
Capitec Bank Holdings Ltd.	57,508	4,133,983
Discovery Ltd.	323,124	3,883,081
Naspers Ltd., N Shares	42,122	11,300,820

8

	Shares	Value
Sappi Ltd.	336,152	$2,382,613
		21,700,497
South Korea — 13.4%
CJ Logistics Corp.(1)	21,264	2,970,107
Doosan Infracore Co. Ltd.(1)	293,724	2,414,642
Hana Financial Group, Inc.	125,486	5,469,014
LG Innotek Co. Ltd.	21,797	3,261,738
Mando Corp.	17,384	5,314,489
Medy-Tox, Inc.	7,207	3,085,440
NAVER Corp.	3,350	2,469,058
Samsung Electronics Co. Ltd.	11,836	27,808,841
Seegene, Inc.(1)	100,721	3,018,010
SK Hynix, Inc.	121,390	8,650,614
		64,461,953
Taiwan — 9.9%
Airtac International Group	417,025	7,131,681
ASPEED Technology, Inc.	142,000	3,332,788
Hota Industrial Manufacturing Co. Ltd.	661,517	2,939,295
Land Mark Optoelectronics Corp.	222,000	2,811,776
Largan Precision Co. Ltd.	12,000	2,077,644
Powertech Technology, Inc.	959,000	2,917,058
President Chain Store Corp.	385,000	3,659,904
Taiwan Paiho Ltd.	1,040,000	3,985,508
Taiwan Semiconductor Manufacturing Co. Ltd.	2,503,774	18,849,596
		47,705,250
Thailand — 4.8%
Airports of Thailand PCL	3,000,400	5,666,380
CP ALL PCL	2,592,700	5,795,068
Kasikornbank PCL	321,100	2,308,655
Kasikornbank PCL NVDR	210,400	1,466,218
Minor International PCL	3,990,000	5,315,133
Srisawad Corp. PCL	1,242,486	2,399,102
		22,950,556
Turkey — 1.9%
BIM Birlesik Magazalar AS	248,775	4,598,737
Tofas Turk Otomobil Fabrikasi AS	572,178	4,560,689
		9,159,426
United Kingdom — 1.0%
NMC Health plc	129,515	4,996,790
TOTAL COMMON STOCKS (Cost $330,797,880)		482,782,482
TEMPORARY CASH INVESTMENTS — 0.5%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 3.75%, 4/15/18 - 2/15/47, valued at $1,392,139), in a joint trading account at 0.88%, dated 11/30/17, due 12/1/17 (Delivery value $1,367,645)		1,367,612
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.125%, 8/15/44, valued at $1,165,873), at 0.34%, dated 11/30/17, due 12/1/17 (Delivery value $1,139,011)		1,139,000

9

	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	30,497	$30,497
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,537,109)		2,537,109
TOTAL INVESTMENT SECURITIES — 100.8% (Cost $333,334,989)		485,319,591
OTHER ASSETS AND LIABILITIES — (0.8)%		(3,825,590)
TOTAL NET ASSETS — 100.0%		$481,494,001

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	32.8%
Consumer Discretionary	19.2%
Financials	17.8%
Industrials	6.9%
Materials	6.6%
Consumer Staples	6.3%
Energy	3.1%
Health Care	2.8%
Utilities	2.1%
Real Estate	2.0%
Telecommunication Services	0.7%
Cash and Equivalents*	(0.3)%
* Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
NVDR	-	Non-Voting Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

NOVEMBER 30, 2017
Assets
Investment securities, at value (cost of $333,334,989)	$485,319,591
Foreign currency holdings, at value (cost of $28,544)	28,300
Receivable for capital shares sold	29,307
Dividends and interest receivable	78,874
Other assets	39,737
485,495,809

Liabilities
Payable for investments purchased	1,720,637
Payable for capital shares redeemed	458,757
Accrued foreign taxes	1,819,315
Accrued other expenses	3,099
4,001,808

Net Assets	$481,494,001

G Class Capital Shares, $0.01 Par Value
Shares authorized	400,000,000
Shares outstanding	33,109,094

Net Asset Value Per Share	$14.54

Net Assets Consist of:
Capital (par value and paid-in surplus)	$283,668,271
Undistributed net investment income	2,542,519
Undistributed net realized gain	45,123,786
Net unrealized appreciation	150,159,425
$481,494,001

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED NOVEMBER 30, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $948,708)	$6,949,892
Interest	17,139
6,967,031

Expenses:
Management fees	5,877,201
Directors' fees and expenses	14,493
Other expenses	55,233
5,946,927
Fees waived(1)	(2,563,597)
3,383,330

Net investment income (loss)	3,583,701

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $157,531)	55,807,510
Foreign currency translation transactions	(250,203)
55,557,307

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(1,819,315))	111,610,455
Translation of assets and liabilities in foreign currencies	91,675
111,702,130

Net realized and unrealized gain (loss)	167,259,437

Net Increase (Decrease) in Net Assets Resulting from Operations	$170,843,138

(1)	Amount consists of $2,483,641 and $79,956 for G Class and R6 Class, respectively.

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2017 AND NOVEMBER 30, 2016
Increase (Decrease) in Net Assets	November 30, 2017	November 30, 2016
Operations
Net investment income (loss)	$3,583,701	$2,255,060
Net realized gain (loss)	55,557,307	6,902,767
Change in net unrealized appreciation (depreciation)	111,702,130	20,855,213
Net increase (decrease) in net assets resulting from operations	170,843,138	30,013,040

Distributions to Shareholders
From net investment income:
G Class	(3,148,286)	(1,209,292)
R6 Class	(409,550)	(111,666)
Decrease in net assets from distributions	(3,557,836)	(1,320,958)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(119,607,753)	10,227,920

Net increase (decrease) in net assets	47,677,549	38,920,002

Net Assets
Beginning of period	433,816,452	394,896,450
End of period	$481,494,001	$433,816,452

Undistributed net investment income	$2,542,519	$1,838,101

See Notes to Financial Statements.

13

Notes to Financial Statements

NOVEMBER 30, 2017

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Emerging Markets Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the G Class (formerly Institutional Class). On July 31, 2017, all outstanding R6 Class shares were converted to G Class shares and the fund discontinued offering the R6 Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the

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fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

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Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of Emerging Markets Fund, one fund in a series issued by the corporation. The management fee schedule ranges from 0.900% to 1.500% for the G Class. Prior to July 31, 2017, the annual management fee schedule ranged from 1.050% to 1.650% for the G Class and 0.900% to 1.500% for the R6 Class. From December 1, 2016 through July 30, 2017, the investment advisor agreed to waive 0.250% of the fund's management fee. Effective July 31, 2017, the investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee for the period ended November 30, 2017 was 1.24% before waiver and 0.68% after waiver for the G Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $3,213 and $2,045,851, respectively. The effect of interfund transactions on the Statement of Operations was $859,070 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2017 were $261,377,190 and $366,943,527, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2017		Year ended November 30, 2016
	Shares	Amount	Shares	Amount
G Class/Shares Authorized	400,000,000		300,000,000
Sold	7,513,763	$91,808,056	8,207,796	$77,497,490
Issued in reinvestment of distributions	316,093	3,148,286	127,027	1,209,292
Redeemed	(13,118,731)	(162,731,010)	(8,182,457)	(83,579,731)
	(5,288,875)	(67,774,668)	152,366	(4,872,949)
R6 Class/Shares Authorized	N/A		40,000,000
Sold	1,068,935	11,481,250	1,966,054	19,216,804
Issued in reinvestment of distributions	41,161	409,550	11,730	111,666
Redeemed	(4,941,581)	(63,723,885)	(411,611)	(4,227,601)
	(3,831,485)	(51,833,085)	1,566,173	15,100,869
Net increase (decrease)	(9,120,360)	$(119,607,753)	1,718,539	$10,227,920

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Argentina	$2,585,208	—	—
Brazil	13,787,727	$27,822,876	—
Chile	2,861,904	—	—
China	43,895,546	115,729,472	—
Mexico	1,980,808	4,582,202	—
Peru	5,285,035	—	—
Russia	6,040,059	16,850,403	—
Other Countries	—	241,361,242	—
Temporary Cash Investments	30,497	2,506,612	—
	$76,466,784	$408,852,807	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

On December 19, 2017, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 18, 2017 of $1.4443 for the G Class.

The tax character of distributions paid during the years ended November 30, 2017 and November 30, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$3,557,836	$1,320,958
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to tax equalization, were made to capital $5,210,569, undistributed net investment income $678,553, and undistributed net realized gain $(5,889,122).

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As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$335,996,615
Gross tax appreciation of investments	$152,739,374
Gross tax depreciation of investments	(3,416,398)
Net tax appreciation (depreciation) of investments	149,322,976
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(1,825,177)
Net tax appreciation (depreciation)	$147,497,799
Undistributed ordinary income	$7,509,134
Accumulated long-term gains	$42,818,797

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class(3)
2017	$10.27	0.09	4.26	4.35	(0.08)	$14.54	42.75%	0.69%(4)	0.74%(4)	56%	$481,494
2016	$9.75	0.05	0.50	0.55	(0.03)	$10.27	5.68%	1.18%	0.53%	75%	$394,433
2015	$10.84	0.05	(1.12)	(1.07)	(0.02)	$9.75	(9.88)%	1.24%	0.49%	61%	$372,802
2014	$10.67	0.05	0.16	0.21	(0.04)	$10.84	2.02%	1.25%	0.45%	84%	$323,641
2013	$10.05	0.04	0.63	0.67	(0.05)	$10.67	6.66%	1.42%	0.38%	76%	$269,117

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Prior to July 31, 2017, the G Class was referred to as the Institutional Class.

(4)	The ratio of operating expenses to average net assets before expense waiver and the ratio of net investment income (loss) to average net assets before expense waiver was 1.25% and 0.18%, respectively.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Emerging Markets Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Emerging Markets Fund of American Century World Mutual Funds, Inc. as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2018

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	69	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc. and MGP Ingredients, Inc.
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 29, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by the Fund and the Advisor regarding financial intermediaries, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In

25

connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed during the year to compliance with the Department of Labor fiduciary rule and share class modernization.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-, five-, and ten-year periods and below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to,

26

information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board discussed with the Advisor the factors that impacted the level of the fee in relation to its peers. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.25% (e.g., the Institutional

27

Class unified fee will be reduced from 1.62% to 1.37%) for at least one year, beginning August 1, 2017. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

28

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century World Mutual Funds, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$5,482,015,298	$72,735,781
Barry Fink	$5,485,170,607	$69,580,472
Jan M. Lewis	$5,489,025,901	$65,725,178
Stephen E. Yates	$5,481,872,069	$72,879,010
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2017.

The fund hereby designates $4,275,041, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2017.

The fund hereby designates $288,257 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2017.

For the fiscal year ended November 30, 2017, the fund intends to pass through to shareholders foreign source income of $7,892,907 and foreign taxes paid of $948,708, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2017 are $0.2384 and $0.0287, respectively.

The fund utilized earnings and profits of $5,210,569 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91023 1801

Annual Report

November 30, 2017

NT International Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of November 30, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLNX	32.02%	8.37%	2.41%	5/12/06
MSCI EAFE Index	—	27.27%	8.23%	1.55%	—
MSCI EAFE Growth Index	—	29.54%	8.92%	2.28%	—
Fund returns would have been lower if a portion of the fees had not been waived. Prior to July 31, 2017, the G Class was referred to as the Institutional Class. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2007

Value on November 30, 2017
G Class — $12,692

MSCI EAFE Index — $11,659

MSCI EAFE Growth Index — $12,529

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class	0.83%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Manager: Raj Gandhi and James Gendelman
In December 2017, Jim Zhao was promoted from analyst to co-portfolio manager for Non-US Growth strategies.

Performance Summary
NT International Growth gained 32.02%* for the 12 months ended November 30, 2017. The portfolio’s benchmark, the MSCI EAFE Index, increased 27.27% for the same period.
Non-U.S. developed market stocks produced strong gains during the 12-month period, outperforming U.S.-based equities, and growth stocks outpaced their value counterparts. Among non-U.S. developed market stocks, those based in Europe fared the best, followed by Japan and the Far East. The strength in non-U.S. growth equity performance was supported by increasing evidence of a long-duration earnings recovery.
Growth in non-U.S. markets was driven by improved global earnings growth. Growth in Europe was supported by strong revenue and earnings growth. Rising consumer and business confidence, coupled with improved corporate profits, have also led to increased capital spending and employment growth.
Japan-based stocks have benefited from better-than-expected earnings, driven by improved capital spending, consumer confidence, and export growth. In addition, the Japanese economy grew at a 1.4% annual rate in the third quarter and has now expanded for seven consecutive quarters, the longest growth streak in more than a decade.
Overall, the portfolio benefited from an improved market environment. After two years of factors other than earnings driving stock prices, the market has returned to differentiating stock price performance based on fundamentals, allowing stock selection to play a more dominant role in fund performance.
Overall, the fund surpassed its benchmark primarily due to stock selection in the information technology, financials, consumer discretionary, and health care sectors. Regionally, owning stocks based in China, which is not part of the fund’s benchmark, and stock selection in Japan contributed to the fund’s outperformance.
Information Technology Sector Was Main Contributor
Strong stock selection and, to a lesser extent, an overweight in the information technology sector benefited performance. Regionally, a portfolio-only allocation to China as well as stock decisions in Japan added value.
Internet firms Alibaba Group Holding and Tencent Holdings drove returns in information technology. Alibaba was a strong performer for the full-year period as the company consistently beat estimates. Growth is being driven by strength in its core e-commerce business as well as the company’s ability to use data and technology to drive other verticals such as cloud and payments. Tencent also consistently reported better-than-expected results as the social media company is benefiting from the shift in advertising spend to digital. The company is in the early stages of monetizing its vast user base. The company also benefited from strength in its gaming business.

* Fund returns would have been lower if a portion of the fees had not been waived.

3

In consumer discretionary, luxury goods firm Kering posted strong returns driven by the revitalization of its core Gucci brand which continues to benefit from new designs, store refurbishments, and improved demand for luxury goods. The proliferation of internet models helped online retailer Start Today, which was aided by new shop growth and brand diversification. E-commerce penetration in Japan is behind that in the U.S., and the company is capitalizing on the accelerating trend toward online business.
Commodity-Related Businesses Were Among Leading Detractors
Stock selection in materials and energy hurt returns. Regionally, stock selection in Spain and portfolio-only positions in Brazil hampered results.
Iron ore producer Fortescue Metals Group, which suffered amid supply/demand imbalances that resulted in weak iron ore prices, detracted from relative returns. We exited the position. In energy, Tullow Oil, whose performance is closely tied to oil prices, was a victim of ongoing weakness in the commodity. We subsequently eliminated the position.
Automotive manufacturer Tata Motors’ stock underperformed despite new model launches. Investments in these new model launches led to unexpected margin pressure. We liquidated the position.
Stock of CRH, a cement and aggregates company, was weak despite reporting in line results. The company expects underlying trends in the U.S. to continue to improve but has experienced weather-related delays.
Outlook
We remain focused on our disciplined, bottom-up fundamental process of identifying opportunities with accelerating, sustainable growth, where we see upside to consensus estimates. The portfolio is built through bottom-up stock selection within a risk-aware framework. We do not make top down sector or regional allocations. Confidence in sustained earnings growth continues to improve supported by a strong global economic backdrop and confirmed by this strong earnings season and outlook. We expect earnings to continue to be the key driver of stock price performance. Information technology remains the largest sector overweight. This is supported by multiple trends, including the shift from online to digital, strong demand for factory automation solutions, and broad-based improvement in semiconductor demand, due to increased complexity and proliferation into end markets. Consumer discretionary remains a large overweight. Factors supporting our positive view for the sector include the shift in shopping from bricks and mortar to online as well as a general recovery in luxury goods demand. The portfolio has no exposure in the utilities and telecommunication services sectors, where we have not seen examples of companies exhibiting accelerating, sustainable growth that fit our investment process.
Europe remains our largest regional weighting. While the recovery in European earnings is behind that of the U.S., European earnings are the strongest in seven years with evidence of sustainability. Companies in Europe are benefiting from improved revenue growth combined with strong operating leverage. We expect foreign exchange to be less of a headwind going forward as the euro/dollar exchange rate stabilizes.

4

Fund Characteristics

NOVEMBER 30, 2017
Top Ten Holdings	% of net assets
Unilever NV CVA	2.4%
AIA Group Ltd.	2.3%
Lonza Group AG	1.8%
Alibaba Group Holding Ltd. ADR	1.8%
ASML Holding NV	1.7%
Kering	1.7%
Treasury Wine Estates Ltd.	1.7%
Diageo plc	1.7%
adidas AG	1.6%
Roche Holding AG	1.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.3%
Temporary Cash Investments	1.6%
Other Assets and Liabilities	0.1%

Investments by Country	% of net assets
United Kingdom	21.8%
Japan	15.2%
France	8.8%
Germany	7.7%
Switzerland	7.0%
Netherlands	5.1%
China	3.8%
Denmark	3.4%
Australia	3.1%
Sweden	2.9%
Hong Kong	2.6%
Ireland	2.2%
Spain	2.0%
Brazil	2.0%
Other Countries	10.7%
Cash and Equivalents*	1.7%
*Includes temporary cash investments and other assets and liabilities.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2017 to November 30, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/17	Ending Account Value 11/30/17	Expenses Paid During Period(1) 6/1/17 - 11/30/17	Annualized Expense Ratio(1)
Actual
G Class	$1,000	$1,117.30	$1.59	0.30%
Hypothetical
G Class	$1,000	$1,023.56	$1.52	0.30%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

NOVEMBER 30, 2017

	Shares	Value
COMMON STOCKS — 98.3%
Australia — 3.1%
CSL Ltd.	133,770	$14,555,162
Treasury Wine Estates Ltd.	1,450,720	17,326,573
		31,881,735
Austria — 1.5%
Erste Group Bank AG	359,494	15,638,435
Belgium — 1.2%
KBC Group NV	147,150	12,047,637
Brazil — 2.0%
Banco do Brasil SA	321,000	2,934,986
Itau Unibanco Holding SA Preference Shares	413,300	5,210,677
Localiza Rent a Car SA	865,500	5,295,931
Lojas Renner SA	700,300	7,258,757
		20,700,351
Canada — 0.9%
Dollarama, Inc.	72,180	8,823,399
China — 3.8%
Alibaba Group Holding Ltd. ADR(1)	105,500	18,681,940
ANTA Sports Products Ltd.	904,000	4,059,824
TAL Education Group ADR	146,880	4,095,014
Tencent Holdings Ltd.	251,300	12,971,880
		39,808,658
Denmark — 3.4%
AP Moller - Maersk A/S, B Shares	5,510	9,885,155
Chr Hansen Holding A/S	118,800	10,791,763
DSV A/S	183,630	14,143,976
		34,820,894
France — 8.8%
Accor SA	169,210	8,490,403
ArcelorMittal(1)	94,590	2,863,747
Arkema SA	93,100	11,397,158
BNP Paribas SA	162,780	12,330,671
Danone SA	178,660	15,082,855
Essilor International Cie Generale d'Optique SA	30,781	3,960,353
Kering	39,040	17,330,089
TOTAL SA	186,361	10,521,942
Valeo SA	130,281	9,458,570
		91,435,788
Germany — 7.7%
adidas AG	81,960	17,090,729
Deutsche Boerse AG	48,870	5,540,908
Fresenius Medical Care AG & Co. KGaA	99,370	9,875,689

7

	Shares	Value
HeidelbergCement AG	105,360	$11,212,550
Infineon Technologies AG	268,360	7,412,629
SAP SE	143,940	16,215,443
Zalando SE(1)	240,860	12,332,568
		79,680,516
Hong Kong — 2.6%
AIA Group Ltd.	2,914,600	23,756,677
Melco Resorts & Entertainment Ltd. ADR	117,650	3,071,842
		26,828,519
India — 0.8%
HDFC Bank Ltd.	286,050	8,243,906
Indonesia — 1.1%
Bank Mandiri Persero Tbk PT	20,709,400	11,363,660
Ireland — 2.2%
CRH plc	257,700	8,892,471
Ryanair Holdings plc ADR(1)	116,034	14,149,186
		23,041,657
Italy — 1.1%
UniCredit SpA(1)	566,950	11,416,627
Japan — 15.2%
CyberAgent, Inc.	176,900	6,101,981
Daikin Industries Ltd.	106,800	12,338,717
Daito Trust Construction Co. Ltd.	35,900	6,575,051
FANUC Corp.	39,100	9,784,060
Keyence Corp.	26,100	15,211,864
Komatsu Ltd.	500,000	15,586,099
MonotaRO Co. Ltd.	264,200	7,549,761
Nintendo Co. Ltd.	31,000	12,585,975
Nitori Holdings Co. Ltd.	50,900	8,329,725
Pola Orbis Holdings, Inc.	273,100	9,999,788
Rakuten, Inc.	534,100	5,491,396
Recruit Holdings Co. Ltd.	372,800	8,750,684
Rohm Co. Ltd.	85,000	8,764,973
Ryohin Keikaku Co. Ltd.	28,900	9,043,071
Start Today Co. Ltd.	363,300	11,195,903
Sysmex Corp.	144,100	10,970,979
		158,280,027
Mexico — 0.6%
Grupo Financiero Banorte SAB de CV	1,038,340	6,098,492
Netherlands — 5.1%
ASML Holding NV	99,140	17,431,157
Heineken NV	110,198	11,231,931
Unilever NV CVA	431,440	24,866,180
		53,529,268
Norway — 0.7%
DNB ASA	376,560	6,874,220

8

	Shares	Value
Portugal — 0.5%
Jeronimo Martins SGPS SA	287,670	$5,646,929
Russia — 1.1%
Yandex NV, A Shares(1)	337,080	11,160,719
Spain — 2.0%
Amadeus IT Group SA	176,740	12,760,672
CaixaBank SA	1,020,750	4,857,935
Industria de Diseno Textil SA	101,295	3,589,949
		21,208,556
Sweden — 2.9%
Hexagon AB, B Shares	222,470	10,934,229
Lundin Petroleum AB(1)	347,230	7,995,620
Sandvik AB	670,210	11,512,473
		30,442,322
Switzerland — 7.0%
ABB Ltd.	249,800	6,394,018
Cie Financiere Richemont SA	128,850	11,090,342
Julius Baer Group Ltd.	224,230	13,186,412
Lonza Group AG	72,830	19,027,251
Roche Holding AG	66,814	16,859,962
Swiss Re AG	65,550	6,149,059
		72,707,044
Taiwan — 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,303,000	9,809,601
Thailand — 0.3%
CP ALL PCL	1,593,500	3,561,708
United Kingdom — 21.8%
Ashtead Group plc	393,993	10,127,506
ASOS plc(1)	122,421	10,039,451
Associated British Foods plc	260,810	10,355,571
Aviva plc	1,807,921	12,501,865
B&M European Value Retail SA	2,001,420	10,341,970
Bunzl plc	258,670	7,402,980
Carnival plc	153,920	9,969,261
Coca-Cola HBC AG	126,350	4,035,810
Compass Group plc	447,344	9,077,859
Diageo plc	497,380	17,184,119
Ferguson plc	185,880	13,420,081
HSBC Holdings plc (Hong Kong)	1,192,000	11,970,103
Intertek Group plc	145,870	10,323,087
Just Eat plc(1)	445,367	4,815,680
London Stock Exchange Group plc	326,510	16,706,922
RELX plc	534,950	12,437,057
Rio Tinto plc	213,666	10,127,575
Royal Dutch Shell plc, A Shares	402,342	12,876,267
RPC Group plc	960,160	11,971,382
St. James's Place plc	639,660	10,507,478

9

	Shares	Value
Weir Group plc (The)	400,100	$10,561,819
		226,753,843
TOTAL COMMON STOCKS (Cost $767,806,916)		1,021,804,511
TEMPORARY CASH INVESTMENTS — 1.6%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 3.75%, 4/15/18 - 2/15/47, valued at $9,243,355), in a joint trading account at 0.88%, dated 11/30/17, due 12/1/17 (Delivery value $9,080,720)		9,080,498
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.125%, 8/15/44, valued at $7,722,570), at 0.34%, dated 11/30/17, due 12/1/17 (Delivery value $7,567,071)		7,567,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $16,647,498)		16,647,498
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $784,454,414)		1,038,452,009
OTHER ASSETS AND LIABILITIES — 0.1%		1,392,726
TOTAL NET ASSETS — 100.0%		$1,039,844,735

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	19.1%
Consumer Discretionary	18.1%
Industrials	17.3%
Information Technology	15.1%
Consumer Staples	11.4%
Health Care	7.3%
Materials	6.4%
Energy	3.0%
Real Estate	0.6%
Cash and Equivalents*	1.7%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CVA	-	Certificaten Van Aandelen

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

NOVEMBER 30, 2017
Assets
Investment securities, at value (cost of $784,454,414)	$1,038,452,009
Cash	13,270
Foreign currency holdings, at value (cost of $169,638)	168,629
Receivable for investments sold	1,962,943
Receivable for capital shares sold	27,454
Dividends and interest receivable	2,288,154
Other assets	13,420
1,042,925,879

Liabilities
Payable for investments purchased	1,663,237
Payable for capital shares redeemed	1,343,846
Accrued foreign taxes	67,378
Accrued other expenses	6,683
3,081,144

Net Assets	$1,039,844,735

G Class Capital Shares, $0.01 Par Value
Shares authorized	770,000,000
Shares outstanding	82,698,098
Net Asset Value Per Share	$12.57

Net Assets Consist of:
Capital (par value and paid-in surplus)	$746,781,827
Undistributed net investment income	12,431,103
Undistributed net realized gain	26,663,577
Net unrealized appreciation	253,968,228
$1,039,844,735

See Notes to Financial Statements.

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Statement of Operations

YEAR ENDED NOVEMBER 30, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,789,776)	$19,374,944
Interest	26,878
19,401,822

Expenses:
Management fees	9,149,571
Directors' fees and expenses	31,039
Other expenses	43,815
9,224,425
Fees waived - G Class	(2,820,525)
6,403,900

Net investment income (loss)	12,997,922

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $5,376)	69,963,037
Foreign currency translation transactions	(269,258)
69,693,779

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(67,378))	201,128,129
Translation of assets and liabilities in foreign currencies	200,411
201,328,540

Net realized and unrealized gain (loss)	271,022,319

Net Increase (Decrease) in Net Assets Resulting from Operations	$284,020,241

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2017 AND NOVEMBER 30, 2016
Increase (Decrease) in Net Assets	November 30, 2017	November 30, 2016
Operations
Net investment income (loss)	$12,997,922	$8,749,888
Net realized gain (loss)	69,693,779	(34,751,807)
Change in net unrealized appreciation (depreciation)	201,328,540	(43,642,580)
Net increase (decrease) in net assets resulting from operations	284,020,241	(69,644,499)

Distributions to Shareholders
From net investment income:
G Class	(7,905,118)	(5,713,153)
R6 Class	(1,009,740)	(434,699)
From net realized gains:
R6 Class	—	(1,521,449)
G Class	—	(23,995,241)
Decrease in net assets from distributions	(8,914,858)	(31,664,542)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(164,632,252)	188,346,075

Net increase (decrease) in net assets	110,473,131	87,037,034

Net Assets
Beginning of period	929,371,604	842,334,570
End of period	$1,039,844,735	$929,371,604

Undistributed net investment income	$12,431,103	$4,398,902

See Notes to Financial Statements.

13

Notes to Financial Statements

NOVEMBER 30, 2017

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT International Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the G Class (formerly Institutional Class). On July 31, 2017, all outstanding R6 Class shares were converted to G Class shares and the fund discontinued offering the R6 Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of

14

Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

15

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of International Growth Fund, one fund in a series issued by the corporation. The management fee schedule ranges from 0.700% to 1.150% for the G Class. Prior to July 31, 2017, the management fee schedule ranged from 0.850% to 1.300% for the G Class and 0.700% to 1.150% for the R6 Class. Effective July 31, 2017, the investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee for the period ended November 30, 2017 was 0.90% before waiver and 0.60% after waiver for the G Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $457,930 and $179,376, respectively. The effect of interfund transactions on the Statement of Operations was $7,995 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2017 were $568,078,563 and $723,458,277, respectively.

16

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2017		Year ended November 30, 2016
	Shares	Amount	Shares	Amount
G Class/Shares Authorized	770,000,000		560,000,000
Sold	15,337,677	$172,998,742	21,881,050	$212,057,635
Issued in reinvestment of distributions	826,031	7,905,118	2,887,113	29,708,394
Redeemed	(21,420,057)	(240,387,705)	(9,532,690)	(97,969,015)
	(5,256,349)	(59,483,845)	15,235,473	143,797,014
R6 Class/Shares Authorized	N/A		40,000,000
Sold	2,848,050	28,985,767	5,047,460	50,034,983
Issued in reinvestment of distributions	105,511	1,009,740	190,102	1,956,148
Redeemed	(11,680,227)	(135,143,914)	(742,018)	(7,442,070)
	(8,726,666)	(105,148,407)	4,495,544	44,549,061
Net increase (decrease)	(13,983,015)	$(164,632,252)	19,731,017	$188,346,075

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
China	$22,776,954	$17,031,704	—
Hong Kong	3,071,842	23,756,677	—
Ireland	14,149,186	8,892,471	—
Russia	11,160,719	—	—
Other Countries	—	920,964,958	—
Temporary Cash Investments	—	16,647,498	—
	$51,158,701	$987,293,308	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

17

8. Federal Tax Information

On December 19, 2017 the fund declared and paid per share distributions of $0.3684 and $0.0815, from net realized gains and net investment income, respectively, to shareholders of record on December 18, 2017 for the G Class.

The tax character of distributions paid during the years ended November 30, 2017 and November 30, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$8,914,858	$6,524,309
Long-term capital gains	—	$25,140,233

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$790,844,680
Gross tax appreciation of investments	$251,114,191
Gross tax depreciation of investments	(3,506,862)
Net tax appreciation (depreciation) of investments	247,607,329
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(29,367)
Net tax appreciation (depreciation)	$247,577,962
Undistributed ordinary income	$15,874,538
Accumulated long-term gains	$29,610,408

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class(3)
2017	$9.61	0.14	2.91	3.05	(0.09)	—	(0.09)	$12.57	32.02%	0.61%(4)	1.26%(4)	57%	$1,039,845
2016	$10.95	0.10	(1.02)	(0.92)	(0.08)	(0.34)	(0.42)	$9.61	(8.69)%	0.98%	0.98%	69%	$845,423
2015	$11.58	0.08	(0.26)	(0.18)	(0.05)	(0.40)	(0.45)	$10.95	(1.44)%	0.97%	0.69%	83%	$795,985
2014	$12.17	0.10	0.03	0.13	(0.17)	(0.55)	(0.72)	$11.58	1.26%	0.98%	0.86%	67%	$938,672
2013	$9.94	0.11	2.27	2.38	(0.15)	—	(0.15)	$12.17	24.27%	1.02%	1.01%	89%	$771,045

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Prior to July 31, 2017, the G Class was referred to as the Institutional Class.

(4)	The ratio of operating expenses to average net assets before expense waiver and the ratio of net investment income (loss) to average net assets before expense waiver was 0.91% and 0.96%, respectively.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT International Growth Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT International Growth Fund of American Century World Mutual Funds, Inc. as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2018

20

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	69	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc. and MGP Ingredients, Inc.
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

22

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

23

Approval of Management Agreement

At a meeting held on June 29, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by the Fund and the Advisor regarding financial intermediaries, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In

24

connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed during the year to compliance with the Department of Labor fiduciary rule and share class modernization.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the five- and ten-year periods and below its benchmark for the one- and three-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The

25

Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board discussed with the Advisor the factors that

26

impacted the level of the fee in relation to its peers and accepted the Advisor's explanation of such factors. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

27

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century World Mutual Funds, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$5,482,015,298	$72,735,781
Barry Fink	$5,485,170,607	$69,580,472
Jan M. Lewis	$5,489,025,901	$65,725,178
Stephen E. Yates	$5,481,872,069	$72,879,010
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

28

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

29

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2017.

The fund hereby designates $670,261, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2017.

For the fiscal year ended November 30, 2017, the fund intends to pass through to shareholders foreign source income of $20,949,995 and foreign taxes paid of $1,789,776, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2017 are $0.2533 and $0.0216, respectively.

The fund utilized earnings and profits of $1,070,315 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91024 1801

Annual Report

November 30, 2017

NT International Small-Mid Cap Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of November 30, 2017
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ANTSX	33.20%	10.97%	3/19/15
MSCI EAFE Small Cap Index	—	33.27%	12.85%	—
G Class	ANTMX	34.20%	11.39%	3/19/15
G Class returns would have been lower if a portion of the fees had not been waived. Prior to July 31, 2017, the G Class was referred to as the Institutional Class. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Growth of $10,000 Over Life of Class
$10,000 investment made March 19, 2015
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2017
Investor Class — $13,252

MSCI EAFE Small Cap Index — $13,867

Total Annual Fund Operating Expenses
Investor Class	G Class
1.47%	1.12%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Brian Brady and Pratik Patel

Performance Summary

NT International Small-Mid Cap returned 34.20%* for the 12 months ended November 30, 2017. The portfolio outperformed its benchmark, the MSCI EAFE Small Cap Index, which returned 33.27% for the same period.

A global recovery in corporate earnings growth fueled strong gains for non-U.S. stocks, especially non-U.S. small- and mid-cap stocks, which generally outperformed their large-cap counterparts. Within the portfolio, stock selection drove relative outperformance, particularly in the consumer discretionary sector. An underweight and stock selection in the real estate sector also added to relative performance. Stock selection and portfolio overweights in the materials and energy sectors detracted.

From a regional perspective, investments in Japan and New Zealand boosted relative performance, while investments in Canada and Germany detracted.

Consumer Discretionary Holdings Aided Results

Stock selection in the automobiles industry helped drive relative outperformance in the consumer discretionary sector. Brilliance China Automotive Holdings, a standout contributor, is an automobile manufacturer involved in a joint venture with BMW. The company is benefiting from strong demand following a recent product launch, as well as from a consumer shift toward purchasing higher-priced, upgraded cars.

Several industrials stocks were also notable positive contributors. These included Outsourcing, a company that provides outsourcing services for manufacturing companies, and DSV, a global transport and logistics company. Outsourcing’s stock price advanced on strong earnings and revenues performance, as the company capitalized on an improving Japanese economy. Optimism over accelerating growth and improving profit margins in DSV’s air and sea business lifted the stock.

In the consumer staples sector, specialty milk producer a2 Milk was a top contributor. The company benefited from strong demand for its specialty milk products that are free from the beta casein a1 protein. Sales trends were especially strong within Australia and with online shoppers in China.

Materials Stock Was a Key Detractor

Plastic products manufacturer RPC Group was a significant detractor in the materials sector. Early in the reporting period, the stock declined due to investor concerns over the pace of the company’s acquisitions after it announced the purchase of plastic foods manufacturer Letica. Investors were also concerned that a planned rights offering might dilute value for existing shareholders. In our view, these concerns were out of line with fundamentals, and we held onto the position. While the stock subsequently regained some ground, it struggled later in the period after the company issued a cautious growth outlook.

* All fund returns referenced in this commentary are for G Class shares. G Class returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when G Class performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

3

In the first half of the reporting period, declining crude oil prices weighed on energy stocks, and several energy holdings were notable detractors. These included oil and natural gas production company Seven Generations Energy and oil producer Tullow Oil. Tullow Oil’s stock also declined due to concerns over a planned rights issue and its higher short-term capital requirements to fund new projects in Africa. Because of these higher capital requirements, the company extended the timeline for its anticipated cash-flow improvement. We decided to sell our positions in both stocks because of the near-term uncertainty for their businesses.

Elsewhere in the portfolio, Tongda Group Holdings was a detractor. The company supplies casing solutions for consumer electronic products, and its shares declined in May following market speculation that one of its key customers was cutting orders. Given near-term uncertainty for the business, we decided to liquidate our investment.

Outlook

The portfolio continues to invest in non-U.S. small- and mid-cap companies that we believe are demonstrating accelerating and sustainable growth. Our stock selection process continues to drive our sector and country allocations. We continue to find earnings growth opportunities among several companies in the information technology sector, which remains a significant sector overweight. These companies include those with exposure to the latest smartphone components technology as well as firms benefiting from the growth in online entertainment in China. Real estate and materials ended the period as notable underweights because we found more attractive earnings growth opportunities in other sectors. Our largest overweight within the materials sector is in the chemicals industry, where it remains a challenge to find companies with sustainable accelerations in earnings growth.

From a regional standpoint, our bottom-up stock selection has led to an overweight in the emerging markets. In particular, we are finding more companies with accelerating earnings growth in China. Australia and Japan remain notable underweights, as we are finding fewer bottom-up opportunities there.

4

Fund Characteristics

NOVEMBER 30, 2017
Top Ten Holdings	% of net assets
Treasury Wine Estates Ltd.	2.4%
DSV A/S	2.4%
Lonza Group AG	1.7%
Teleperformance	1.6%
Aroundtown SA	1.6%
Rheinmetall AG	1.6%
Outsourcing, Inc.	1.5%
Kose Corp.	1.5%
Trigano SA	1.5%
Megachips Corp.	1.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.8%
Temporary Cash Investments	2.0%
Other Assets and Liabilities	0.2%

Investments by Country	% of net assets
Japan	28.9%
United Kingdom	16.0%
France	12.5%
Canada	5.9%
Germany	5.7%
Switzerland	5.0%
Australia	4.2%
Italy	3.4%
China	3.0%
Denmark	2.4%
Other Countries	10.8%
Cash and Equivalents*	2.2%
*Includes temporary cash investments and other assets and liabilities.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2017 to November 30, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/17	Ending Account Value 11/30/17	Expenses Paid During Period(1) 6/1/17 - 11/30/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,139.40	$7.94	1.48%
G Class	$1,000	$1,146.20	$2.10	0.39%
Hypothetical
Investor Class	$1,000	$1,017.65	$7.49	1.48%
G Class	$1,000	$1,023.11	$1.98	0.39%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

NOVEMBER 30, 2017

	Shares	Value
COMMON STOCKS — 97.8%
Australia — 4.2%
ALS Ltd.	393,450	$2,018,949
Challenger Ltd.	80,130	856,142
Corporate Travel Management Ltd.	96,010	1,482,016
Treasury Wine Estates Ltd.	507,069	6,056,143
		10,413,250
Belgium — 1.2%
Galapagos NV(1)	19,819	1,734,925
Umicore SA	25,720	1,197,487
		2,932,412
Canada — 5.9%
BRP, Inc.	54,635	1,997,545
Kirkland Lake Gold Ltd.	200,030	2,882,268
Lundin Mining Corp.	236,220	1,376,874
Premium Brands Holdings Corp.	33,970	2,804,700
Sleep Country Canada Holdings, Inc.	87,510	2,213,271
Trican Well Service Ltd.(1)	931,370	3,378,531
		14,653,189
China — 3.0%
Beijing Enterprises Water Group Ltd.	2,178,000	1,705,668
Brilliance China Automotive Holdings Ltd.	1,162,000	3,074,180
China Resources Beer Holdings Co. Ltd.	1,002,000	2,767,778
		7,547,626
Denmark — 2.4%
DSV A/S	77,934	6,002,813
Finland — 1.7%
Konecranes Oyj	51,996	2,309,141
Nokian Renkaat Oyj	42,963	1,877,763
		4,186,904
France — 12.5%
Arkema SA	14,536	1,779,475
BioMerieux	16,040	1,338,280
Eurofins Scientific SE	3,569	2,161,377
Euronext NV	42,750	2,610,001
Maisons du Monde SA	82,426	3,406,221
SEB SA	14,259	2,628,430
SOITEC(1)	29,299	2,243,137
Solutions 30 SE(1)	77,786	2,452,360
Teleperformance	27,407	4,059,955
Trigano SA	23,730	3,754,219
Ubisoft Entertainment SA(1)	37,340	2,864,730

7

	Shares	Value
Worldline SA(1)	37,330	$1,838,826
		31,137,011
Germany — 5.7%
Aroundtown SA	535,082	4,033,763
AURELIUS Equity Opportunities SE & Co. KGaA	13,040	843,860
Drillisch AG	35,715	2,726,260
KION Group AG	16,168	1,316,278
Rheinmetall AG	31,501	4,008,418
Salzgitter AG	23,020	1,186,249
		14,114,828
Hong Kong — 1.5%
ASM Pacific Technology Ltd.	113,800	1,652,529
Samsonite International SA	486,000	2,011,470
		3,663,999
Israel — 0.3%
Frutarom Industries Ltd.	9,190	809,831
Italy — 3.4%
Davide Campari-Milano SpA	199,970	1,555,768
FinecoBank Banca Fineco SpA	278,040	2,804,970
Gima TT SpA(1)	72,162	1,447,260
Industria Macchine Automatiche SpA	14,980	1,265,286
Unione di Banche Italiane SpA	305,820	1,468,400
		8,541,684
Japan — 28.9%
Aiful Corp.(1)	377,500	1,293,709
Anritsu Corp.	130,300	1,246,448
Coca-Cola Bottlers Japan, Inc.	91,800	3,490,850
Daifuku Co. Ltd.	27,000	1,476,107
Don Quijote Holdings Co. Ltd.	54,400	2,621,150
Hitachi Construction Machinery Co. Ltd.	75,400	2,508,124
Ichikoh Industries Ltd.	379,000	3,695,706
Investors Cloud Co. Ltd.	31,100	1,845,682
Kose Corp.	24,500	3,772,918
LIXIL Group Corp.	95,800	2,529,301
Megachips Corp.	122,100	3,721,607
MISUMI Group, Inc.	77,300	2,260,562
Nippon Shinyaku Co. Ltd.	37,800	2,710,284
Omron Corp.	32,200	1,906,722
Outsourcing, Inc.	215,300	3,791,976
Penta-Ocean Construction Co. Ltd.	451,500	3,371,345
PeptiDream, Inc.(1)	44,400	1,488,097
Persol Holdings Co. Ltd.	33,400	783,793
Relo Group, Inc.	98,900	2,640,052
Sanwa Holdings Corp.	213,300	2,821,794
Seria Co. Ltd.	30,000	1,899,823
SHO-BOND Holdings Co. Ltd.	24,100	1,534,775
Sony Financial Holdings, Inc.	63,200	1,071,762

8

	Shares	Value
Sumco Corp.	125,600	$3,177,506
THK Co. Ltd.	95,700	3,570,881
TKP Corp.(1)	59,200	1,254,508
Tokyo Base Co. Ltd.(1)	60,000	2,470,063
Topcon Corp.	74,164	1,651,356
Tsubaki Nakashima Co. Ltd.	132,300	2,957,208
Vector, Inc.	183,100	2,583,192
		72,147,301
Netherlands — 0.5%
AMG Advanced Metallurgical Group NV	26,710	1,190,139
New Zealand — 0.8%
a2 Milk Co. Ltd.(1)	348,120	2,021,203
Norway — 0.8%
Asetek A/S	30,121	311,808
Borr Drilling Ltd.(1)	395,385	1,763,401
		2,075,209
Singapore — 1.2%
Venture Corp. Ltd.	198,700	3,102,715
Spain — 1.2%
Masmovil Ibercom SA(1)	16,985	1,557,896
NH Hotel Group SA	187,480	1,379,426
		2,937,322
Sweden — 1.6%
Loomis AB, B Shares	45,290	1,868,290
Tele2 AB, B Shares	162,550	2,081,050
		3,949,340
Switzerland — 5.0%
ams AG	26,660	2,594,856
Logitech International SA	104,180	3,628,759
Lonza Group AG	16,681	4,358,006
Partners Group Holding AG	2,650	1,820,405
		12,402,026
United Kingdom — 16.0%
Acacia Mining plc	323,500	754,415
Ashtead Group plc	96,730	2,486,424
B&M European Value Retail SA	617,853	3,192,642
Burford Capital Ltd.	162,720	2,701,731
Cairn Homes plc(1)	1,530,393	3,242,741
CVS Group plc	135,010	1,845,589
DCC plc	21,182	2,051,513
Fevertree Drinks plc	62,370	1,647,584
Intermediate Capital Group plc	255,670	3,675,932
Just Eat plc(1)	323,470	3,497,628
Keywords Studios plc	128,797	2,562,433
Melrose Industries plc	535,495	1,441,118
Rentokil Initial plc	768,590	3,307,074
RPC Group plc	226,371	2,822,419

9

	Shares	Value
Sanne Group plc	220,080	$2,173,974
Segro plc	355,600	2,636,766
		40,039,983
TOTAL COMMON STOCKS (Cost $189,700,884)		243,868,785
TEMPORARY CASH INVESTMENTS — 2.0%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 3.75%, 4/15/18 - 2/15/47, valued at $2,782,295), in a joint trading account at 0.88%, dated 11/30/17, due 12/1/17 (Delivery value $2,733,341)		2,733,274
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.375%, 5/15/44, valued at $2,323,554), at 0.34%, dated 11/30/17, due 12/1/17 (Delivery value $2,277,022)		2,277,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	4,698	4,698
TOTAL TEMPORARY CASH INVESTMENTS (Cost $5,014,972)		5,014,972
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $194,715,856)		248,883,757
OTHER ASSETS AND LIABILITIES — 0.2%		554,389
TOTAL NET ASSETS — 100.0%		$249,438,146

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Industrials	24.4%
Consumer Discretionary	18.1%
Information Technology	15.5%
Consumer Staples	9.6%
Financials	8.6%
Health Care	6.3%
Materials	5.6%
Real Estate	4.4%
Telecommunication Services	2.5%
Energy	2.1%
Utilities	0.7%
Cash and Equivalents*	2.2%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

NOVEMBER 30, 2017
Assets
Investment securities, at value (cost of $194,715,856)	$248,883,757
Foreign currency holdings, at value (cost of $23,953)	23,808
Receivable for investments sold	806,758
Receivable for capital shares sold	11,202
Dividends and interest receivable	399,575
250,125,100

Liabilities
Payable for investments purchased	435,155
Payable for capital shares redeemed	158,220
Accrued management fees	91,998
Accrued other expenses	1,581
686,954

Net Assets	$249,438,146

Net Assets Consist of:
Capital (par value and paid-in surplus)	$180,259,697
Undistributed net investment income	831,119
Undistributed net realized gain	14,173,372
Net unrealized appreciation	54,173,958
$249,438,146

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$76,483,898	5,811,296	$13.16
G Class, $0.01 Par Value	$172,954,248	13,057,041	$13.25

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED NOVEMBER 30, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $346,015)	$3,298,535
Interest	17,746
3,316,281

Expenses:
Management fees	3,096,812
Directors' fees and expenses	7,325
Other expenses	8,435
3,112,572
Fees waived - G Class	(656,086)
2,456,486

Net investment income (loss)	859,795

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	30,815,475
Foreign currency translation transactions	(45,043)
30,770,432

Change in net unrealized appreciation (depreciation) on:
Investments	38,729,235
Translation of assets and liabilities in foreign currencies	30,263
38,759,498

Net realized and unrealized gain (loss)	69,529,930

Net Increase (Decrease) in Net Assets Resulting from Operations	$70,389,725

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2017 AND NOVEMBER 30, 2016
Increase (Decrease) in Net Assets	November 30, 2017	November 30, 2016
Operations
Net investment income (loss)	$859,795	$143,007
Net realized gain (loss)	30,770,432	(7,312,939)
Change in net unrealized appreciation (depreciation)	38,759,498	1,682,925
Net increase (decrease) in net assets resulting from operations	70,389,725	(5,487,007)

Distributions to Shareholders
From net investment income:
Investor Class	—	(438,707)
G Class	(229,198)	(1,087,818)
R6 Class	(48,848)	(82,548)
Decrease in net assets from distributions	(278,046)	(1,609,073)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(31,989,073)	11,295,936

Net increase (decrease) in net assets	38,122,606	4,199,856

Net Assets
Beginning of period	211,315,540	207,115,684
End of period	$249,438,146	$211,315,540

Undistributed net investment income	$831,119	$267,811

See Notes to Financial Statements.

13

Notes to Financial Statements

NOVEMBER 30, 2017

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT International Small-Mid Cap Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the Investor Class and G Class (formerly Institutional Class). On July 31, 2017, all outstanding R6 Class shares were converted to G Class shares and the fund discontinued offering the R6 Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the

14

fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

15

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The annual management fee is 1.47% for the Investor Class and 1.12% for the G Class. Prior to July 31, 2017, the annual management fee was 1.47% for the Investor Class, 1.27% for the G Class and 1.12% for the R6 Class. Effective July 31, 2017, the investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee before waiver for each class for the period ended November 30, 2017 was 1.47% and 1.21% for Investor Class and G Class, respectively. The effective annual management fee after waiver for the period ended November 30, 2017 was 0.79% for the G Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $65,677 and $258,186, respectively. The effect of interfund transactions on the Statement of Operations was $16,870 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2017 were $287,768,449 and $319,307,796, respectively.

16

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2017		Year ended November 30, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	80,000,000		80,000,000
Sold	185,865	$1,926,572	251,243	$2,516,289
Issued in reinvestment of distributions	—	—	43,010	438,707
Redeemed	(668,963)	(8,684,935)	(360,077)	(3,719,805)
	(483,098)	(6,758,363)	(65,824)	(764,809)
G Class/Shares Authorized	140,000,000		130,000,000
Sold	2,156,750	25,135,249	2,158,137	21,060,150
Issued in reinvestment of distributions	23,435	229,198	106,649	1,087,818
Redeemed	(2,806,216)	(33,432,000)	(1,517,409)	(15,850,337)
	(626,031)	(8,067,553)	747,377	6,297,631
R6 Class/Shares Authorized	N/A		40,000,000
Sold	442,046	4,634,032	646,960	6,528,039
Issued in reinvestment of distributions	4,995	48,848	8,093	82,548
Redeemed	(1,837,661)	(21,846,037)	(82,231)	(847,473)
	(1,390,620)	(17,163,157)	572,822	5,763,114
Net increase (decrease)	(2,499,749)	$(31,989,073)	1,254,375	$11,295,936

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	—	$243,868,785	—
Temporary Cash Investments	$4,698	5,010,274	—
	$4,698	$248,879,059	—

17

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

On December 19, 2017, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 18, 2017 of $0.5683 for the Investor Class and G Class.

The tax character of distributions paid during the years ended November 30, 2017 and November 30, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$278,046	$1,609,073
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$197,092,784
Gross tax appreciation of investments	$53,233,022
Gross tax depreciation of investments	(1,442,049)
Net tax appreciation (depreciation) of investments	51,790,973
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	3,429
Net tax appreciation (depreciation)	$51,794,402
Undistributed ordinary income	$3,085,613
Accumulated long-term gains	$14,298,434

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$9.88	(0.01)	3.29	3.28	—	$13.16	33.20%	1.48%	(0.10)%	122%	$76,484
2016	$10.29	(0.01)	(0.33)	(0.34)	(0.07)	$9.88	(3.12)%	1.47%	(0.07)%	138%	$62,162
2015(3)	$10.00	0.02	0.27	0.29	—	$10.29	2.70%	1.47%(4)	0.32%(4)	118%	$65,428
G Class(5)
2017	$9.89	0.06	3.32	3.38	(0.02)	$13.25	34.20%	0.80%(6)	0.58%(6)	122%	$172,954
2016	$10.30	0.01	(0.33)	(0.32)	(0.09)	$9.89	(2.97)%	1.27%	0.13%	138%	$135,377
2015(3)	$10.00	0.04	0.26	0.30	—	$10.30	2.80%	1.27%(4)	0.52%(4)	118%	$133,255

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	March 19, 2015 (fund inception) through November 30, 2015.

(4)	Annualized.

(5)	Prior to July 31, 2017, the G Class was referred to as the Institutional Class.

(6)	The ratio of operating expenses to average net assets before expense waiver and the ratio of net investment income (loss) to average net assets before expense waiver was 1.22% and 0.16%, respectively.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT International Small-Mid Cap Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT International Small-Mid Cap Fund of American Century World Mutual Funds, Inc. as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2018

20

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	69	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc. and MGP Ingredients, Inc.
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 29, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by the Fund and the Advisor regarding financial intermediaries, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In

24

connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed during the year to compliance with the Department of Labor fiduciary rule and share class modernization.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to,

25

information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was at the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

26

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

27

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century World Mutual Funds, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$5,482,015,298	$72,735,781
Barry Fink	$5,485,170,607	$69,580,472
Jan M. Lewis	$5,489,025,901	$65,725,178
Stephen E. Yates	$5,481,872,069	$72,879,010
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

28

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2017.

For the fiscal year ended November 30, 2017, the fund intends to pass through to shareholders foreign source income of $3,644,550 and foreign taxes paid of $345,297, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2017 are $0.1932 and $0.0183, respectively.

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91025 1801

Annual Report

November 30, 2017

NT International Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of November 30, 2017
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ANTVX	24.32%	3.91%	3/19/15
MSCI EAFE Value Index	—	25.08%	5.11%	—
G Class	ANTYX	24.99%	4.27%	3/19/15
G Class returns would have been lower if a portion of the fees had not been waived. Prior to July 31, 2017, the G Class was referred to as the Institutional Class.

Growth of $10,000 Over Life of Class
$10,000 investment made March 19, 2015
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2017
Investor Class — $11,094

MSCI EAFE Value Index — $11,442

Total Annual Fund Operating Expenses
Investor Class	G Class
1.31%	0.96%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Elizabeth Xie and Vinod Chandrashekaran
Performance Summary

NT International Value gained 24.99%* for the fiscal year ended November 30, 2017, compared with the 25.08% return of its benchmark, the MSCI EAFE Value Index. Fund results reflect operating expenses, while benchmark returns do not.

Global stock markets delivered robust gains for the fiscal year during a rare period of synchronized economic growth, fed by supportive central bank policies, which also fostered strong corporate earnings growth. The period began with the U.S. stock market rallying on expectations of a business-friendly, pro-growth Trump agenda. Concerns over a wave of populist and nationalistic parties rising to power with negative economic consequences were quelled in part by the victory of centrist candidate Emmanuel Macron in the French presidential election in May. Despite rising geopolitical uncertainty in Asia related to North Korea’s missile tests, Japan and other Asian markets held onto stock gains while European markets continued to rise throughout the year on strong revenue and earnings results along with accelerating economic growth.

Our stock selection process incorporates factors of valuation, quality, and sentiment while minimizing unintended risks among industries and other risk characteristics. Weak stock selection in the financials sector detracted the most from relative results. The telecommunication services, information technology, and utilities sectors also detracted from performance. Conversely, the industrials, real estate, and energy sectors added to relative returns, largely as a result of positive stock selection.

Geographically, stock selection in the United Kingdom, Spain, and Switzerland weighed on the fund’s results along with an underweight to Italy, which also detracted from returns despite positive stock selection in that country. Italian stocks performed very well during the period, and we had some exposure there, but less than the benchmark. In contrast, stock selection in Germany, Japan, and France strongly contributed to relative returns along with a mix of stock selection in Israel and an underweight to that country.

U.K.-Based Holdings Detracted from Performance

In the U.K., an overweight to utility firm Centrica hurt the fund’s performance. The firm lost customers and profits declined. Although the stock had very positive valuation and quality signals, its sentiment reading was weak. A significant overweight in U.K.-based pharmaceutical firm GlaxoSmithKline also detracted from performance after its drug prices faced pressure late in the period as a respiratory drug’s patent approached its expiration. An overweight in ProSiebenSat.1 Media, a Germany-based digital entertainment firm, weighed on results as investors grew concerned about costly e-commerce and online acquisitions. Other detractors included Japanese automaker Subaru, which incurred rising costs and shrinking profits on a stronger yen despite record sales and revenues, and Australian telecommunications firm Telstra, which reported declining core earnings. We trimmed our position in Telstra but remained overweight despite falling sentiment scores due to strong quality and valuation metrics.

*All fund returns referenced in this commentary are for G Class shares. G Class returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when G Class performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

3

German and Australian Airlines Among Contributors

Germany-based Deutsche Lufthansa soared on upgraded expectations for 2017 revenues and earnings, fueled by a pickup in traffic. The stock had strong scores for sentiment, valuation, and quality. Avoiding Israel-based Teva Pharmaceutical Industries aided relative returns. The drugmaker’s shares declined after Teva cut its dividend and reduced its sales forecasts. Germany-based Uniper, a portfolio-only energy generation and trading company, also contributed. Its stock performed well on its improved balance sheet as a result of management cost cutting, a raised dividend, and the possibility it would be acquired by Finland's Fortum Oyj. Although its valuation and momentum scores were high, its quality deteriorated and we sold our shares for a profit. Shares of French automotive parts firm Faurecia rose on global business expansion and strong earnings growth. Australian airline Qantas Airways also contributed to returns as the global airline industry received a boost on higher traffic and benefited from analyst upgrades.

A Look Ahead

As 2017 comes toward a close, we see a number of potential positives for international value stocks in the coming year. Looking generally at economic growth prospects outside the U.S., we see supportive data indicating we are in the early stages of a broad global economic recovery. This is mirrored by widespread improvement in corporate earnings in both developed and emerging markets that, we believe, should support value stocks. Market sentiment also appears positive and resilient despite ongoing geopolitical concerns. In addition, we continue to believe valuation factors remain historically attractive.

We believe our disciplined investment approach is particularly beneficial during periods of likely volatility, and we adhere to our process regardless of the market environment. We believe that this allows us to take advantage of opportunities presented by market inefficiencies.

4

Fund Characteristics

NOVEMBER 30, 2017
Top Ten Holdings	% of net assets
Royal Dutch Shell plc, B Shares	3.5%
HSBC Holdings plc (London)	3.0%
Allianz SE	2.3%
Novartis AG	2.0%
BNP Paribas SA	1.9%
Toyota Motor Corp.	1.9%
GlaxoSmithKline plc	1.9%
Rio Tinto plc	1.8%
ING Groep NV	1.6%
Australia & New Zealand Banking Group Ltd.	1.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.2%
Exchange-Traded Funds	0.7%
Total Equity Exposure	98.9%
Temporary Cash Investments	0.7%
Other Assets and Liabilities	0.4%

Investments by Country	% of net assets
Japan	22.7%
United Kingdom	17.4%
Germany	11.1%
France	10.5%
Switzerland	8.2%
Australia	6.2%
Spain	4.5%
Sweden	2.8%
South Korea	2.0%
Other Countries	12.8%
Exchange-Traded Funds*	0.7%
Cash and Equivalents**	1.1%
*Category may increase exposure to the countries indicated. The Schedule of Investments provides additional information on the fund's portfolio holdings.
**Includes temporary cash investments and other assets and liabilities.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2017 to November 30, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/17	Ending Account Value 11/30/17	Expenses Paid During Period(1) 6/1/17 - 11/30/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,075.60	$6.71	1.29%
G Class	$1,000	$1,080.60	$1.77	0.34%
Hypothetical
Investor Class	$1,000	$1,018.60	$6.53	1.29%
G Class	$1,000	$1,023.36	$1.72	0.34%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

NOVEMBER 30, 2017

	Shares	Value
COMMON STOCKS — 98.2%
Australia — 6.2%
Australia & New Zealand Banking Group Ltd.	699,721	$15,199,041
Bendigo and Adelaide Bank Ltd.	350,735	3,108,067
CIMIC Group Ltd.	74,477	2,882,880
Coca-Cola Amatil Ltd.	226,745	1,364,833
Dexus	294,119	2,314,566
Fortescue Metals Group Ltd.	1,184,075	4,143,479
Insurance Australia Group Ltd.	243,421	1,327,904
Qantas Airways Ltd.	1,419,467	6,178,414
Regis Resources Ltd.	291,032	864,531
Scentre Group	567,225	1,824,459
Telstra Corp. Ltd.	1,004,819	2,613,472
Wesfarmers Ltd.	81,781	2,729,022
Westpac Banking Corp.	455,722	10,944,608
Whitehaven Coal Ltd.	300,999	885,565
Woodside Petroleum Ltd.	119,137	2,821,555
		59,202,396
Austria — 0.9%
Erste Group Bank AG	10,907	474,468
OMV AG	135,302	8,420,188
		8,894,656
Belgium — 1.2%
KBC Group NV	135,482	11,092,341
Brazil — 0.1%
Banco Santander Brasil SA ADR	92,636	810,565
China — 1.3%
China CITIC Bank Corp. Ltd., H Shares	1,286,000	834,291
China Construction Bank Corp., H Shares	5,727,000	5,016,828
Country Garden Holdings Co.	1,700,000	2,698,519
Industrial & Commercial Bank of China Ltd., H Shares	2,704,000	2,120,484
Tencent Holdings Ltd.	25,100	1,295,639
		11,965,761
Denmark — 0.1%
TDC A/S	168,414	1,026,154
Finland — 0.9%
UPM-Kymmene Oyj	192,820	5,792,354
Valmet Oyj	149,627	2,752,445
		8,544,799
France — 10.5%
Air France-KLM(1)	213,392	3,034,535
BNP Paribas SA	244,399	18,513,353
Casino Guichard Perrachon SA	58,289	3,548,164

7

	Shares	Value
CNP Assurances	338,451	$7,628,025
Credit Agricole SA	110,000	1,855,040
Engie SA	313,660	5,490,376
Eutelsat Communications SA	150,078	3,400,028
Faurecia	32,944	2,520,886
Metropole Television SA	78,861	2,074,603
Neopost SA	14,041	467,669
Orange SA	325,286	5,606,674
Peugeot SA	333,941	6,906,993
Sanofi	72,425	6,611,995
SCOR SE	36,591	1,493,307
Societe Generale SA	247,180	12,459,053
TOTAL SA	192,124	10,847,321
Veolia Environnement SA	305,706	7,734,290
		100,192,312
Germany — 11.1%
Allianz SE	93,798	22,121,180
BASF SE	49,524	5,541,298
CECONOMY AG	59,392	778,542
Commerzbank AG(1)	54,669	791,313
Covestro AG	57,232	5,965,359
Daimler AG	32,874	2,720,112
Deutsche Lufthansa AG	257,740	8,863,172
Deutsche Telekom AG	176,788	3,159,038
Deutsche Wohnen SE	75,080	3,319,882
E.ON SE	853,363	9,872,395
Grand City Properties SA	31,310	715,783
Hamburger Hafen und Logistik AG	38,203	1,124,401
Hannover Rueck SE	46,761	6,147,191
HUGO BOSS AG	28,495	2,344,289
METRO AG(1)	209,747	4,095,038
Muenchener Rueckversicherungs-Gesellschaft AG	29,228	6,506,209
ProSiebenSat.1 Media SE	124,108	3,948,466
Rheinmetall AG	18,232	2,319,973
RTL Group SA	41,078	3,277,451
Schaeffler AG Preference Shares	229,994	4,012,877
Siemens AG	46,389	6,308,407
Telefonica Deutschland Holding AG	200,081	951,645
Vonovia SE	23,451	1,103,786
		105,987,807
Hong Kong — 1.1%
Kerry Properties Ltd.	657,500	2,924,196
PCCW Ltd.	5,916,000	3,518,944
WH Group Ltd.	1,249,500	1,330,366
Wheelock & Co. Ltd.	443,000	3,049,981
		10,823,487

8

	Shares	Value
India — 0.5%
Tata Power Co. Ltd. (The)	1,636,147	$2,412,295
Yes Bank Ltd.	539,093	2,574,076
		4,986,371
Italy — 1.2%
Assicurazioni Generali SpA	311,992	5,715,043
Enel SpA	436,711	2,837,220
Fiat Chrysler Automobiles NV(1)	161,684	2,778,227
		11,330,490
Japan — 22.7%
Bridgestone Corp.	252,400	11,503,953
Brother Industries Ltd.	223,000	5,529,992
Canon, Inc.	127,200	4,863,015
Daiichikosho Co., Ltd.	36,300	1,740,956
Daiwa House Industry Co. Ltd.	68,000	2,498,235
Daiwa Securities Group, Inc.	139,000	867,456
Fuji Machine Manufacturing Co. Ltd.	104,100	2,035,930
Haseko Corp.	357,700	5,558,069
Hitachi Chemical Co. Ltd.	139,300	3,682,041
Hitachi Construction Machinery Co. Ltd.	91,000	3,027,046
Honda Motor Co. Ltd.	38,800	1,294,958
Kajima Corp.	797,000	8,403,265
KDDI Corp.	374,000	10,735,984
Kirin Holdings Co. Ltd.	108,900	2,554,030
Lawson, Inc.	54,000	3,723,448
Leopalace21 Corp.	637,900	5,109,801
Maeda Corp.	130,300	1,932,469
Miraca Holdings, Inc.	142,800	6,232,425
Mitsubishi Chemical Holdings Corp.	618,000	6,731,669
Mitsubishi UFJ Financial Group, Inc.	1,636,100	11,598,096
Mizuho Financial Group, Inc.	3,416,800	6,222,356
MS&AD Insurance Group Holdings, Inc.	75,200	2,453,185
Nichias Corp.	119,000	1,535,109
Nippon Electric Glass Co. Ltd.	92,100	3,589,960
Nippon Telegraph & Telephone Corp.	256,400	13,445,624
Nishimatsu Construction Co. Ltd.	107,300	3,121,711
NTT DOCOMO, Inc.	338,900	8,790,271
ORIX Corp.	301,800	5,206,626
Sega Sammy Holdings, Inc.	279,300	3,382,606
Shizuoka Bank Ltd. (The)	99,000	980,575
Sompo Holdings, Inc.	46,300	1,869,398
Sony Corp.	29,400	1,368,548
Subaru Corp.	132,800	4,354,628
Sumitomo Corp.	74,900	1,173,862
Sumitomo Mitsui Financial Group, Inc.	137,900	5,605,385
Suzuki Motor Corp.	137,900	7,438,415
Taisei Corp.	154,900	8,219,798
9

	Shares	Value
Tokyo Electron Ltd.	13,900	$2,589,771
Tosoh Corp.	289,500	6,423,012
Toyota Boshoku Corp.	213,100	4,427,731
Toyota Motor Corp.	289,400	18,235,135
Trend Micro, Inc.	26,000	1,474,681
TS Tech Co. Ltd.	118,500	4,873,193
		216,404,418
Netherlands — 1.6%
ING Groep NV	845,039	15,256,727
Portugal — 1.1%
EDP - Energias de Portugal SA	1,734,323	6,080,625
Galp Energia SGPS SA	214,363	4,048,337
		10,128,962
Russia — 0.1%
Alrosa PJSC	626,205	822,414
Singapore — 1.9%
Oversea-Chinese Banking Corp. Ltd.	962,900	8,936,996
United Overseas Bank Ltd.	354,600	6,921,575
Yangzijiang Shipbuilding Holdings Ltd.	1,789,000	2,083,287
		17,941,858
South Korea — 2.0%
GS Holdings Corp.	42,344	2,377,574
LG Electronics, Inc.	43,934	3,651,106
Lotte Chemical Corp.	4,789	1,585,745
Samsung Electronics Co. Ltd.	1,658	3,895,493
SK Hynix, Inc.	35,953	2,562,118
SK Innovation Co. Ltd.	24,565	4,698,462
		18,770,498
Spain — 4.5%
Banco Bilbao Vizcaya Argentaria SA	675,981	5,785,240
Banco Santander SA	1,280,526	8,611,219
Cia de Distribucion Integral Logista Holdings SA	28,548	685,543
Distribuidora Internacional de Alimentacion SA	465,875	2,194,252
Mapfre SA	1,889,023	6,359,003
Repsol SA	432,672	7,945,381
Telefonica SA	1,109,289	11,370,419
		42,951,057
Sweden — 2.8%
Electrolux AB, Series B	198,711	6,608,931
Fabege AB	147,095	3,060,082
Industrivarden AB, C Shares	139,150	3,395,564
Kinnevik AB, B Shares	121,506	3,898,334
L E Lundbergforetagen AB, B Shares	33,416	2,452,985
Loomis AB, B Shares	17,045	703,136
NCC AB, B Shares	222,464	4,625,141
Peab AB	170,953	1,536,968

10

	Shares	Value
Tele2 AB, B Shares	45,010	$576,242
		26,857,383
Switzerland — 8.2%
Julius Baer Group Ltd.	64,324	3,782,735
Nestle SA	86,766	7,428,653
Novartis AG	218,291	18,677,603
Roche Holding AG	30,860	7,787,267
Swiss Life Holding AG	6,337	2,126,310
Swiss Re AG	123,446	11,580,119
Swisscom AG	19,221	10,144,072
UBS Group AG	161,053	2,783,781
Zurich Insurance Group AG	45,309	13,684,738
		77,995,278
Taiwan — 0.8%
Catcher Technology Co. Ltd.	261,000	2,838,356
Lite-On Technology Corp.	728,000	899,865
Pegatron Corp.	498,000	1,144,775
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	65,680	2,600,928
		7,483,924
United Kingdom — 17.4%
3i Group plc	720,489	8,785,097
AA plc	339,853	694,379
Anglo American plc	201,938	3,715,266
AstraZeneca plc	63,265	4,091,744
BHP Billiton plc	502,293	9,133,595
BP plc	1,467,648	9,715,577
Capita plc	118,686	749,700
Centamin plc	499,723	930,314
Centrica plc	3,692,322	7,195,870
Evraz plc	517,007	2,003,709
Firstgroup plc(1)	590,701	869,676
G4S plc	392,919	1,355,524
GlaxoSmithKline plc	1,049,295	18,155,653
HSBC Holdings plc (London)	2,847,451	28,308,637
Investec plc	176,658	1,235,924
Legal & General Group plc	595,094	2,151,207
Lloyds Banking Group plc	3,423,488	3,049,557
Marks & Spencer Group plc	519,733	2,202,010
Rio Tinto plc	352,607	16,713,253
Royal Dutch Shell plc, B Shares	1,032,506	33,479,198
Royal Mail plc	791,653	4,719,445
Standard Life Aberdeen plc	1,014,923	5,910,439
Thomas Cook Group plc	453,573	727,498
		165,893,272
TOTAL COMMON STOCKS (Cost $811,775,053)		935,362,930
EXCHANGE-TRADED FUNDS — 0.7%
iShares MSCI EAFE ETF	40,000	2,804,400

11

	Shares	Value
iShares MSCI EAFE Value ETF	52,000	$2,880,800
iShares MSCI Japan ETF	22,000	1,318,020
TOTAL EXCHANGE-TRADED FUNDS (Cost $6,723,135)		7,003,220
TEMPORARY CASH INVESTMENTS — 0.7%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 3.75%, 4/15/18 - 2/15/47, valued at $3,655,992), in a joint trading account at 0.88%, dated 11/30/17, due 12/1/17 (Delivery value $3,591,666)		3,591,578
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.375%, 5/15/44, valued at $3,055,557), at 0.34%, dated 11/30/17, due 12/1/17 (Delivery value $2,993,028)		2,993,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	5,198	5,198
TOTAL TEMPORARY CASH INVESTMENTS (Cost $6,589,776)		6,589,776
TOTAL INVESTMENT SECURITIES — 99.6% (Cost $825,087,964)		948,955,926
OTHER ASSETS AND LIABILITIES — 0.4%		4,002,509
TOTAL NET ASSETS — 100.0%		$952,958,435

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	33.0%
Consumer Discretionary	12.0%
Energy	8.8%
Industrials	8.5%
Materials	7.9%
Telecommunication Services	7.6%
Health Care	6.4%
Utilities	4.4%
Information Technology	3.6%
Consumer Staples	3.0%
Real Estate	3.0%
Exchange-Traded Funds	0.7%
Cash and Equivalents*	1.1%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

NOVEMBER 30, 2017
Assets
Investment securities, at value (cost of $825,087,964)	$948,955,926
Foreign currency holdings, at value (cost of $335,877)	336,655
Receivable for capital shares sold	24,872
Dividends and interest receivable	4,758,886
954,076,339

Liabilities
Payable for investments purchased	420
Payable for capital shares redeemed	858,875
Accrued management fees	252,432
Accrued other expenses	6,177
1,117,904

Net Assets	$952,958,435

Net Assets Consist of:
Capital (par value and paid-in surplus)	$865,341,645
Undistributed net investment income	25,914,693
Accumulated net realized loss	(62,248,638)
Net unrealized appreciation	123,950,735
$952,958,435

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$242,241,544	22,999,079	$10.53
G Class, $0.01 Par Value	$710,716,891	67,105,445	$10.59

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED NOVEMBER 30, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,968,017)	$34,908,781
Interest	31,544
34,940,325

Expenses:
Management fees	10,192,965
Directors' fees and expenses	28,464
Other expenses	37,524
10,258,953
Fees waived - G Class	(2,248,595)
8,010,358

Net investment income (loss)	26,929,967

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $4,327)	57,968,691
Foreign currency translation transactions	(164,356)
57,804,335

Change in net unrealized appreciation (depreciation) on:
Investments	120,941,135
Translation of assets and liabilities in foreign currencies	309,633
121,250,768

Net realized and unrealized gain (loss)	179,055,103

Net Increase (Decrease) in Net Assets Resulting from Operations	$205,985,070

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2017 AND NOVEMBER 30, 2016
Increase (Decrease) in Net Assets	November 30, 2017	November 30, 2016
Operations
Net investment income (loss)	$26,929,967	$24,206,386
Net realized gain (loss)	57,804,335	(83,971,587)
Change in net unrealized appreciation (depreciation)	121,250,768	45,218,406
Net increase (decrease) in net assets resulting from operations	205,985,070	(14,546,795)

Distributions to Shareholders
From net investment income:
Investor Class	(6,184,068)	(3,816,917)
G Class	(18,723,887)	(12,359,341)
R6 Class	(2,164,034)	(859,181)
Decrease in net assets from distributions	(27,071,989)	(17,035,439)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(72,123,783)	105,894,458

Net increase (decrease) in net assets	106,789,298	74,312,224

Net Assets
Beginning of period	846,169,137	771,856,913
End of period	$952,958,435	$846,169,137

Undistributed net investment income	$25,914,693	$24,685,992

See Notes to Financial Statements.

15

Notes to Financial Statements

NOVEMBER 30, 2017

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT International Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the Investor Class and G Class (formerly Institutional Class). On July 31, 2017, all outstanding R6 Class shares were converted to G Class shares and the fund discontinued offering the R6 Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the

16

fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in

17

the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services, which may be provided indirectly through another American Century Investments mutual fund. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of International Value Fund, one fund in a series issued by the corporation. The management fee schedule ranges from 1.100% to 1.300% for the Investor Class and 0.750% to 0.950% for the G Class. Prior to July 31, 2017, the management fee schedule ranged from 1.100% to 1.300% for the Investor Class, 0.900% to 1.100% for the G Class and 0.750% to 0.950% for the R6 Class. Effective July 31, 2017, the investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee before waiver for each class for the period ended November 30, 2017 was 1.28% and 1.03% for the Investor Class and G Class, respectively. The effective annual management fee after waiver for the period ended November 30, 2017 was 0.68% for the G Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund sales were $19,475 and there were no interfund purchases. The effect of interfund transactions on the Statement of Operations was $941 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2017 were $723,351,994 and $792,014,721, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2017		Year ended November 30, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	250,000,000		200,000,000
Sold	2,144,328	$20,023,440	3,132,613	$26,218,987
Issued in reinvestment of distributions	706,751	6,184,068	434,234	3,816,917
Redeemed	(2,892,490)	(29,614,935)	(1,552,422)	(14,447,913)
	(41,411)	(3,407,427)	2,014,425	15,587,991
G Class/Shares Authorized	640,000,000		450,000,000
Sold	11,463,291	115,098,247	15,155,157	124,940,633
Issued in reinvestment of distributions	2,139,873	18,723,887	1,406,068	12,359,341
Redeemed	(13,518,000)	(132,347,786)	(8,401,524)	(73,318,382)
	85,164	1,474,348	8,159,701	63,981,592
R6 Class/Shares Authorized	N/A		40,000,000
Sold	1,980,937	18,309,291	3,801,362	32,137,412
Issued in reinvestment of distributions	247,318	2,164,034	97,746	859,181
Redeemed	(8,948,145)	(90,664,029)	(776,551)	(6,671,718)
	(6,719,890)	(70,190,704)	3,122,557	26,324,875
Net increase (decrease)	(6,676,137)	$(72,123,783)	13,296,683	$105,894,458

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$3,411,493	$931,951,437	—
Exchange-Traded Funds	7,003,220	—	—
Temporary Cash Investments	5,198	6,584,578	—
	$10,419,911	$938,536,015	—

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7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

8. Federal Tax Information

On December 19, 2017, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 18, 2017:

Investor Class	G Class
$0.3087	$0.3795

The tax character of distributions paid during the years ended November 30, 2017 and November 30, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$27,071,989	$17,035,439
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$836,635,444
Gross tax appreciation of investments	$134,726,708
Gross tax depreciation of investments	(22,406,226)
Net tax appreciation (depreciation) of investments	112,320,482
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	82,773
Net tax appreciation (depreciation)	$112,403,255
Undistributed ordinary income	$30,927,910
Accumulated short-term capital losses	$(39,046,850)
Accumulated long-term capital losses	$(16,667,525)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$8.73	0.24	1.83	2.07	(0.27)	$10.53	24.32%	1.29%	2.44%	79%	$242,242
2016	$9.24	0.25	(0.56)	(0.31)	(0.20)	$8.73	(3.42)%	1.30%	2.88%	81%	$201,138
2015(3)	$10.00	0.20	(0.96)	(0.76)	—	$9.24	(7.60)%	1.30%(4)	2.95%(4)	55%	$194,181
G Class(5)
2017	$8.75	0.29	1.84	2.13	(0.29)	$10.59	24.99%	0.69%(6)	3.04%(6)	79%	$710,717
2016	$9.25	0.26	(0.55)	(0.29)	(0.21)	$8.75	(3.16)%	1.10%	3.08%	81%	$586,173
2015(3)	$10.00	0.21	(0.96)	(0.75)	—	$9.25	(7.50)%	1.10%(4)	3.15%(4)	55%	$544,369

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	March 19, 2015 (fund inception) through November 30, 2015.

(4)	Annualized.

(5)	Prior to July 31, 2017, the G Class was referred to as the Institutional Class.

(6)	The ratio of operating expenses to average net assets before expense waiver and the ratio of net investment income (loss) to average net assets before expense waiver was 1.04% and 2.69%, respectively.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT International Value Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT International Value Fund of American Century World Mutual Funds, Inc. as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2018

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	69	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc. and MGP Ingredients, Inc.
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 29, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by the Fund and the Advisor regarding financial intermediaries, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In

26

connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed during the year to compliance with the Department of Labor fiduciary rule and share class modernization.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to,

27

information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

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Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

29

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century World Mutual Funds, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$5,482,015,298	$72,735,781
Barry Fink	$5,485,170,607	$69,580,472
Jan M. Lewis	$5,489,025,901	$65,725,178
Stephen E. Yates	$5,481,872,069	$72,879,010
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

30

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2017.

For the fiscal year ended November 30, 2017, the fund intends to pass through to shareholders foreign source income of $37,815,167 and foreign taxes paid of $2,968,017, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2017 are $0.4197 and $0.0329, respectively.

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Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91026 1801

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	John R. Whitten, Andrea C. Hall and Jan M. Lewis are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2016:    $308,958
FY 2017:    $314,130

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2016:    $0
FY 2017:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:    $0
FY 2017:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2016:    $0
FY 2017:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:    $0
FY 2017:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2016:    $0
FY 2017:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:    $0
FY 2017:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2016:    $829,350
FY 2017:    $104,750

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century World Mutual Funds, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	January 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
Name: Jonathan S. Thomas
Title: President
(principal executive officer)

Date:	January 25, 2018

By:	/s/ C. Jean Wade
Name: C. Jean Wade
Title: Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	January 25, 2018